UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SINGLE/ MULTI-SECTOR TAXABLE FIXED INCOME FUNDS	Annual Report October 31, 2007

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Single/ Multi-Sector
Taxable Fixed Income Funds

■	GOLDMAN SACHS GOVERNMENT INCOME FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

■	GOLDMAN SACHS CORE FIXED INCOME FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

TABLE OF CONTENTS

Investment Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	33
Financial Statements	84
Notes to the Financial Statements	90
Financial Highlights	108
Report of Independent Registered Public Accounting Firm	118
Other Information	119

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Investment Risks

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, options on futures, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
What Distinguishes Goldman Sachs Asset
Management’s Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic and global investment options, income opportunities, and access to areas of specialization

■  Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Government Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Government Income Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.13%, 4.34%, 4.35%, 5.45% and 5.00%, respectively. These returns compare to the 5.75% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/ Mortgage Index, over the same time period.

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmark. Overall, our tactical duration management made a positive contribution. At the beginning of the reporting period, we maintained a defensive posture, taking a shorter duration position than the index based on our belief that interest rates would trend higher. This strategy contributed to relative returns as yields edged higher through the first eight months of the period. Also beneficial was our shift to a relative long duration position as volatility picked up in the third quarter of 2007 and yields rallied on the back of a flight-to-quality.

Within our cross-sector strategies, we continued to underweight mortgage pass-through exposure because of negative market fundamentals. This defensive position helped insulate the Fund’s relative performance as spread volatility increased and spreads widened significantly in the latter part of the period. Mortgages in particular endured a difficult summer due to the fallout in the subprime market, a global flight to quality, continued credit concerns, and a lack of investor demand.

Our bottom-up security selection strategies had a mixed impact on returns. Within mortgages, we favored securities that were less sensitive to volatility – specifically, we found value in seasoned 15-year pass-throughs and adjustable-rate mortgage (“ARMs”). Although this low-volatility bias was beneficial, select securities in the Fund underperformed primarily due to a mounting liquidity crisis in the market. High quality mortgages, particularly ARMs and asset-backed securities (“ABS”) came under pressure as a result of increased selling by market participants.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight to quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

PORTFOLIO RESULTS

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility, and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PORTFOLIO RESULTS
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. We continue to focus on sectors and securities that could potentially generate a competitive total rate of return relative to the benchmark. We tactically adjusted the Fund’s exposures to take advantage of changing relative valuations and to add value in security-specific trades. We increased our passthrough exposure over the period as we found value in the sector following the recent spread widening. We continued to find opportunities in AAA rated ARMs and commercial mortgage-backed securities. We believe that the current market volatility offers attractive security selection opportunities and we will look to opportunistically add to our sector exposures where we find value from a risk-return perspective. Nevertheless, we remain prudent as market events unfold and volatility persists.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
Government Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers Govt./	30-Day
October 31, 2007	(based on NAV)[1]	Mortgage Index[2]	Standardized Yield[3]

Class A	5.13%	5.75%	4.71%
Class B	4.34	5.75	4.18
Class C	4.35	5.75	4.18
Institutional	5.45	5.75	5.28
Service	5.00	5.75	4.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Government/ Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	0.02%	2.47%	4.91%	5.55%		2/10/93
Class B	-1.20	2.24	4.60	5.02		5/1/96
Class C	2.93	2.65	4.60	4.67		8/15/97
Institutional	5.06	3.84	5.79	5.86		8/15/97
Service	4.62	3.31	5.26	5.79	[5]	2/10/93

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.04%
Class B	1.70	1.79
Class C	1.70	1.79
Institutional	0.58	0.67
Service	1.08	1.17

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper, repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	Agency Debentures include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (“Lehman Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Government Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced February 10, 1993)
Excluding sales charges	5.13%	3.67%	5.33%	5.91%
Including sales charges	0.39%	2.73%	4.85%	5.58%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.34%	2.90%	4.53%	5.05%
Including contingent deferred sales charges	-0.82%	2.48%	4.53%	5.05%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.35%	2.90%	4.54%	4.71%
Including contingent deferred sales charges	3.31%	2.90%	4.54%	4.71%

Institutional Class (commenced August 15, 1997)	5.45%	4.09%	5.72%	5.90%

Service Class (commenced February 10, 1993)	5.00%	3.56%	5.20%	5.81%

PORTFOLIO RESULTS
U.S. Mortgages Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs U.S. Mortgages Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.96%, 5.43% and 5.48%, respectively. These returns compare to the 5.43% cumulative total return of the Fund’s benchmark, the Lehman Brothers Securitized Index, over the same time period.

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmark. Within our cross-sector strategies, we continued to underweight mortgage pass-through exposure because of negative market fundamentals. This defensive position helped insulate the Fund’s relative performance as spread volatility increased and spreads widened significantly in the latter part of the period. Mortgages in particular endured a difficult summer due to the fallout in the subprime market, a global flight to quality, continued credit concerns, and a lack of investor demand. Our overweight exposure to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) was a drag on relative returns as these sectors also underperformed.

Our bottom-up security selection strategies had a mixed impact on returns. Within mortgages, we favored securities that were less sensitive to volatility – specifically, we found value in seasoned 15-year pass-throughs and AAA rated adjustable-rate mortgages (“ARMs”). Although this low-volatility bias was beneficial, select securities in the Fund underperformed primarily due to a mounting liquidity crisis in the market. High quality mortgages, particularly ARMs and ABS came under pressure as a result of increased selling by market participants.

Overall, our tactical duration management had a positive impact. At the beginning of the reporting period, we maintained a defensive posture, taking a shorter duration position than the index based on our belief that interest rates would trend higher. This strategy contributed to returns as yields edged higher through the first eight months of the period. Also beneficial was our shift to a relative long duration position as volatility picked up in the third quarter of 2007 and yields rallied on the back of a flight-to-quality.

PORTFOLIO RESULTS
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight to quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

PORTFOLIO RESULTS

INVESTMENT OBJECTIVE
The Fund seeks a high level of total return consisting of income and capital appreciation.
  Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. While we believe more Fed cuts are possible, we also think that the current level of interest rates reflects an overly aggressive easing policy. We continue to focus on sectors and securities that could potentially generate a competitive total rate of return relative to the benchmark. We tactically adjusted the Fund’s exposures to take advantage of changing relative valuations and to add value in security-specific trades. We increased our passthrough exposure over the period as we found value in the sector following the recent spread widening. We continued to find value in AAA rated ARMs and CMBS. We believe that the current market volatility has potentially created attractive security selection opportunities and we will look to opportunistically add to our sector exposures based on where we find attractive value from a risk-return perspective. We nevertheless remain prudent as market events unfold and volatility persists.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
U.S. Mortgages Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers	30-Day
October 31, 2007	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	4.96%	5.43%	4.29%
Institutional	5.43	5.43	4.85
Separate Account Institutional	5.48	5.43	4.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	0.01%	2.87%	11/3/03
Institutional	5.22	4.54	11/3/03
Separate Account Institutional	5.28	4.57	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	0.98%
Institutional	0.40	0.61
Separate Account Institutional	0.35	0.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	Agency Debentures include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs U.S. Mortgages Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Securitized Index (the “Lehman Securitized Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
U.S. Mortgages Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced November 3, 2003)
Excluding sales charges	4.96%	4.18%
Including sales charges	0.20%	2.99%

Institutional Class (commenced November 3, 2003)	5.43%	4.63%

Separate Account Institutional (commenced November 3, 2003)	5.48%	4.68%

PORTFOLIO RESULTS
Core Fixed Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.84%, 4.05%, 4.05%, 5.21% and 4.68%, respectively. These returns compare to the 5.38% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, over the same time period.

The Fund’s dynamic duration positioning relative to the benchmark was the most meaningful contributor to performance over the reporting period. We had a short duration position in May and June when rates rose significantly; when rates fell significantly in July and August, we held a long duration position.

The most significant detractor was our security selection among mortgage-backed securities. Over the trailing 12 months, most housing-related and credit-sensitive sectors underperformed Treasuries due to the subprime meltdown and subsequent credit market contagion and illiquidity. The Fund maintained an allocation of less than 0.50% to subprime securities over the reporting period, but spillover from the subprime meltdown led to a considerable selloff in non-agency mortgages, particularly adjustable-rate mortgages (“ARMs”) and asset-backed securities (“ABS”). Although the Fund’s underweights to residential mortgages and investment grade corporates contributed, our overweight to commercial mortgages and ABS detracted.

Active currency exposure added significantly to the Fund’s performance. While positioning in the Swiss franc and British pound detracted slightly, dynamic positioning in the Norwegian krone, Swedish krona, Canadian dollar, Australian dollar, and New Zealand dollar added value.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight to quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed

PORTFOLIO RESULTS

dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
  Portfolio Composition

At the end of the reporting period, the Fund was targeting a neutral duration position relative to the benchmark. We also instituted a yield curve steepening position based on our belief that the market would continue to price in more Fed cuts due to the continuing deterioration of the U.S. economy.

Because we believed that spreads were too tight and fundamentals were weakening, the portfolio held underweight positions over the period to investment-grade corporates and fixed rate residential mortgages relative to the Lehman Brothers Aggregate Bond Index. The Fund continues to hold these underweights, but we have begun to increase exposure, targeting a neutral weight, as recent spread widening brings spreads back to what we consider fair value relative to historical levels.

PORTFOLIO RESULTS

Within mortgages, we continue to favor securities with less exposure to a slowdown in the housing sector. These bonds included 15-year agency pass-through securities, super-senior AAA ARMs (with additional levels of credit enhancement), and super-senior AAA ABS home equity loans (with additional levels of credit enhancement).

Within corporates, we continue to maintain a preference for BBB rated securities as we believe there are viable security selection opportunities in this segment, particularly given the recent sell-off. Our favorite industries include energy, utilities, and oil and gas pipelines, while we are targeting underweight exposures to cyclicals such as retail, technology, and homebuilders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
Core Fixed Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers	30-Day
October 31, 2007	(based on NAV)[1]	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	4.84%	5.38%	4.82%
Class B	4.05	5.38	4.30
Class C	4.05	5.38	4.30
Institutional	5.21	5.38	5.40
Service	4.68	5.38	4.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.04%	3.49%	5.10%	5.42%	5/1/97
Class B	-1.33	3.26	4.81	5.11	5/1/97
Class C	2.92	3.69	4.80	4.88	8/15/97
Institutional	5.11	4.88	5.99	6.22	1/5/94
Service	4.59	4.38	5.48	5.78	3/13/96

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.84%
Class B	1.58	1.59
Class C	1.58	1.59
Institutional	0.46	0.47
Service	0.96	0.97

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper, repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”).

[8]	Agency Debentures include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 1, 1997 in the Institutional Shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Core Fixed Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	4.84%	4.67%	5.50%	5.91%
Including sales charges	0.15%	3.72%	5.02%	5.44%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	4.05%	3.89%	4.72%	5.13%
Including contingent deferred sales charges	-1.13%	3.48%	4.72%	5.13%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.05%	3.89%	4.72%	4.90%
Including contingent deferred sales charges	3.01%	3.89%	4.72%	4.90%

Institutional Class (commenced January 5, 1994)	5.21%	5.08%	5.91%	6.23%

Service Class (commenced March 13, 1996)	4.68%	4.55%	5.37%	5.78%

PORTFOLIO RESULTS
Investment Grade Credit Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Investment Grade Credit Fund (the “Fund”) during the one-year reporting period that ended October 31, 2007.
  Performance Review

Over the one-year period that ended October 31, 2007, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.44%, 4.83%, and 4.89%, respectively. These returns compare to the 4.62% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index, over the same time period.

Security selection, particularly in the industrial sector, contributed to returns. Also adding positively was our underweight to the banking sector during the first half of the period. As lower-quality corporates outperformed higher quality corporates, the Fund’s overweight to lower quality and underweight to higher quality added to returns.

Detracting from performance was our overweight to the life insurance, property and casualty, and Real Estate Investment Trust sectors. Also detracting slightly was our underweight to emerging market debt as spreads tightened over the period. The Fund’s duration and term structure positioning positively impacted performance.
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight to quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

PORTFOLIO RESULTS

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and asset-backed securities. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

INVESTMENT OBJECTIVE

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index
  Portfolio Composition

The Fund holds a down-in-quality bias, reflected in its overweight to BBB rated bonds. We maintained this position based on our belief that lower quality credits could still have the potential to benefit from balance sheet deleveraging and, therefore, could remain less susceptible to equity shareholder-friendly activities (such as stock repurchases and one-time dividend payouts, which adversely impact bond prices). However, we recently trimmed this position because valuations are beginning to appear rich. In terms of sector positioning, the Fund had overweights in the insurance and media-cable securities, while holding underweights in consumer products, brokerage, banks, retail, and technology.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 26, 2007

FUND BASICS
Investment Grade Credit Fund
as of October 31, 2007
PERFORMANCE REVIEW

November 1, 2006–	Fund Total Return	Lehman Brothers	30-Day
October 31, 2007	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	4.44%	4.62%	5.02%
Institutional	4.83	4.62	5.62
Separate Account Institutional	4.89	4.62	5.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	One Year	Since Inception	Inception Date

Class A	-0.37%	2.85%	11/3/03
Institutional	4.75	4.53	11/3/03
Separate Account Institutional	4.80	4.56	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	1.02%
Institutional	0.40	0.65
Separate Account Institutional	0.35	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Bond sector.
TOP TEN INDUSTRY ALLOCATIONS

Percentage of Net Assets	as of 10/31/07	as of 10/31/06

Banks	18.7%	21.0%
Insurance	15.0	14.0
Real Estate Investment Trusts	11.5	13.1
Financial	8.3	8.6
Brokerage	7.8	1.0
Natural Gas	7.2	3.3
Communications	4.9	6.7
Electric	4.4	8.5
Retailers	3.0	0.0
Media	2.9	4.2

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs Investment Grade Credit Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index (“Lehman U.S. Credit Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Investment Grade Credit Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through October 31, 2007.

Average Annual Total Return through October 31, 2007	One Year	Since Inception
Class A (commenced November 3, 2003)
Excluding sales charges	4.44%	4.17%
Including sales charges	-0.27%	2.98%

Institutional Class (commenced November 3, 2003)	4.83%	4.64%

Separate Account Institutional (commenced November 3, 2003)	4.89%	4.67%

PORTFOLIO RESULTS
Core Plus Fixed Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) for the period from its inception to October 31, 2007.
  Performance Review

Over the period from its inception on November 30, 2006 to October 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 3.93%, 3.13% and 4.21%, respectively. These returns compare to the 4.17% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, over the same time period. Over the period from its inception on June 20, 2007 to October 31, 2007, the Fund’s Class B and Service Shares generated cumulative total returns, without sales charges, of 3.60% and 3.83%, respectively. These returns compare to the 4.26% cumulative total return of the Fund’s benchmark over the same time period.

The Fund’s dynamic duration positioning relative to the benchmark was the most meaningful contributor to performance over the reporting period. We had a short duration position in May and June, when rates rose significantly; when rates fell significantly in July and August, we held a long duration position.

The Fund’s non-dollar exposures benefited returns over the reporting period. Our country relative value strategy was a modest contributor to performance, most notably our short Europe versus long U.S. Active currency exposure also contributed to performance. While positioning in the Swiss franc and British pound detracted slightly, our dynamic positioning in the Norwegian krone, Swedish krona, Canadian dollar, Australian dollar, and New Zealand dollar added value.

The Fund’s cross-sector positioning relative to the benchmark was a modest contributor to performance. Over the trailing 12 months, most housing-related and credit-sensitive sectors underperformed Treasuries due to the subprime meltdown and subsequent credit market contagion and illiquidity. Although the Fund’s underweights to residential mortgages and investment grade corporates contributed to performance, overweights to commercial mortgages and asset-backed securities (“ABS”) detracted from performance.

The most significant detractor from performance was our security selection among mortgage-backed securities. The Fund maintained an allocation of less than 0.50% to subprime securities over the reporting period, but spillover from the subprime meltdown led to a considerable selloff in non-agency mortgages, particularly adjustable rate mortgages (“ARMs”) and ABS.

PORTFOLIO RESULTS
  Market Review

The 12-month reporting period was volatile for interest rates. Short-term rates fell more than 100 basis points after the Federal Reserve Board (the “Fed”) cut the federal funds rate a total of 0.75% to 4.50%. In fact, yields were lower across the entire yield curve. The 10-year Treasury fell 13 basis points, ending the period at 4.47%. The Treasury rally was primarily the result of a summer flight to quality, when demand for U.S. Treasuries soared to the detriment of all other asset classes. As investors reacted to the subprime mortgage meltdown, there was a wave of global selling, illiquidity, and heightened risk aversion across several asset classes.

At the beginning of the period, particularly during the second quarter, yields trended higher as U.S. economic growth appeared to be rebounding. Investors were heartened by stronger industrial data and a healthy job market as well as by widespread economic strength outside of the U.S. However, a growing number of delinquencies in the subprime sector of the mortgage market continued to exacerbate concerns about the housing market and whether its weakness would spill over into the broader economy. The market tone changed dramatically going into the summer months as volatility picked up significantly and what had started of as relatively isolated concerns in the subprime market morphed into a larger credit and liquidity crisis.

Financial markets reacted poorly to the increased volatility and yields fell dramatically in a flight-to-quality as risk aversion peaked. The global selling that ensued led to a severe repricing of assets across the risk spectrum with many high quality sectors trading at discounts not supported by fundamentals. Spreads widened across all markets with the collateralized sectors hit the hardest, particularly high quality mortgages and ABS. Within corporates, financial issuers underperformed the most as they were disproportionately impacted by developments in the subprime market and by mounting liquidity concerns.

In an effort to prevent the market turmoil from threatening U.S. economic growth, the Fed took several steps to inject liquidity into the financial markets, culminating in a 50-basis-point cut to the fed funds rate at the September 18th Federal Open Market Committee meeting and an additional 25-basis-point cut at the October 31st meeting. In the statement following the October cut, the Fed announced that downside risks to growth and upside risks to inflation appear to be balanced, suggesting that another ease could be unlikely.

PORTFOLIO RESULTS

INVESTMENT OBJECTIVE

The Goldman Sachs Core Plus Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
  Portfolio Composition

At the end of the reporting period, the Fund was targeting a neutral duration position relative to the benchmark. We also instituted a yield curve steepening position based on our belief that the market would continue to price in more Fed cuts due to the continuing deterioration of the U.S. economy.

Because we believed that spreads were too tight and fundamentals were weakening, the portfolio held underweight positions over the period to investment-grade corporates and fixed rate residential mortgages relative to the Lehman Brothers Aggregate Bond Index. The Fund continues to hold these underweights, but we have begun to increase exposure, targeting a neutral weight, as recent spread widening brings yields back to what we consider fair value relative to historical levels.

Within mortgages, we continue to favor securities with less exposure to a slowdown in the housing sector. These bonds included 15-year agency pass-through securities, super-senior AAA ARMs (with additional levels of credit enhancement), and super-senior AAA ABS home equity loans (with additional levels of credit enhancement).

Within corporates, we continue to maintain a preference for BBB rated securities, as we believe there are viable security selection opportunities in this segment, particularly given the recent sell-off. Our favorite industries include energy, utilities, and oil and gas pipelines, while we are targeting underweight exposures to cyclicals such as retail, technology, and homebuilders.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team
November 26, 2007

FUND BASICS
Core Plus Fixed Income Fund
as of October 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
Inception to October 31, 2007	(based on NAV)[1]	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	3.93%	4.17%	4.81%
Class B	3.60	4.26	4.28
Class C	3.13	4.17	4.28
Institutional	4.21	4.17	5.38
Service	3.83	4.26	4.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/07	Since Inception	Inception Date

Class A	-0.91	11/30/06
Class B	-1.57	6/20/07
Class C	1.98	11/30/06
Institutional	4.00	11/30/06
Service	3.66	6/20/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	2.15%
Class B	1.61	2.90
Class C	1.61	2.90
Institutional	0.49	1.78
Service	0.99	2.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	Agency Debentures include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Performance Summary
October 31, 2007
The following graph shows the value, as of October 31, 2007, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 4.5%) of the Goldman Sachs Core Plus Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Core Plus Fixed Income Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through October 31, 2007.

Average Annual Total Return through October 31, 2007	Since Inception
Class A (commenced November 30, 2006)
Excluding sales charges	3.93%
Including sales charges	-0.74%

Class B (commenced June 20, 2007)
Excluding contingent deferred sales charges	3.60%
Including contingent deferred sales charges	-1.47%

Class C (commenced November 30, 2006)
Excluding contingent deferred sales charges	3.13%
Including contingent deferred sales charges	2.09%

Institutional Class (commenced November 30, 2006)	4.21%

Service Class (commenced June 20, 2007)	3.83%

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 68.5%

Adjustable Rate Non-Agency(a) – 8.1%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$132,160	4.991%	04/25/35	$131,391
American Home Mortgage Assets Series 2006-3, Class 1A1
1,793,238	5.903	10/25/46	1,744,835
Banc of America Funding Corp. Series 2007-D, Class 1A5
2,300,000	5.278	06/20/47	2,218,074
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
45,207	6.955	08/25/33	45,011
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
570,504	5.079	06/25/35	564,624
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
2,706,310	4.821	02/25/37	2,675,847
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
914,737	4.169	02/25/37	903,514
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
1,842,716	4.608	02/25/37	1,816,017
Countrywide Alternative Loan Trust Series 2005-38, Class A1
779,387	6.433	09/25/35	773,663
Countrywide Home Loans Series 2003-37, Class 1A1
57,884	7.413	08/25/33	59,213
Countrywide Home Loans Series 2004-HYB6, Class A2
206,721	4.560	11/20/34	204,081
Countrywide Home Loans Series 2005-HYB4, Class 2A1
784,310	4.898	08/20/35	774,123
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
329,257	5.129	03/25/33	330,136
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
92,657	4.750	12/25/34	91,577
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
992,450	5.331	11/19/35	974,197
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
2,258,981	5.751	12/19/35	2,207,760
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
909,327	5.261	01/19/36	887,959
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
558,839	5.377	08/25/35	559,052
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
2,087,691	5.443	09/25/35	2,052,701
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
682,722	5.069	07/25/35	676,679
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
1,866,914	4.199	07/25/35	1,840,677
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
1,786,944	4.756	07/25/35	1,773,147
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
920,894	4.071	07/25/35	906,584
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
1,777,224	4.767	07/25/35	1,762,245
Lehman XS Trust Series 2007-4N, Class 3A2A
3,657,152	5.683	03/25/47	3,525,494
Luminent Mortgage Trust Series 2006-5, Class A1A
1,426,680	5.063	07/25/36	1,395,008
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
149,277	5.253	11/25/34	146,696
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,849,496	5.455	11/25/29	1,831,597
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
2,992,204	5.983	01/25/46	2,934,326
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31
8,408,218	5.603	09/25/35	8,427,764
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
2,392,101	5.185	09/25/35	2,349,977
Sequoia Mortgage Trust Series 2004-09, Class A2
1,121,856	5.780	10/20/34	1,103,076
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 3A3
57,610	7.474	02/25/34	58,493
Structured Adjustable Rate Mortgage Loan Series 2004-12, Class 3A2
107,844	5.250	09/25/34	107,644
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
476,804	5.450	11/25/34	477,119
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 1A
386,198	7.063	05/25/34	392,524
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 3A1
279,554	4.380	05/25/34	275,035
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1
11,852,669	6.000	10/25/37	11,689,491
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
1,003,858	5.000	07/25/33	1,005,433
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
1,416,485	4.700	11/25/33	1,410,688
WAMU Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
343,908	4.243	06/25/34	339,299
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
7,649,269	5.040	04/25/35	7,403,175

			70,845,946

Collateralized Mortgage Obligations – 2.7%
Interest Only(b) – 0.0%
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
819,716	0.354	10/25/33	1,967
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
99,806	5.500	06/25/33	4,404

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Interest Only(b) – (continued)
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
$217,584	0.782%	07/25/33	$9
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
267,943	0.605	08/25/33	510
FNMA Series 151, Class 2
24,067	9.500	07/25/22	6,509
FNMA Series 2004-47, Class EI(a)(c)
3,262,491	0.000	06/25/34	204,697
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
82,731	0.679	08/25/33	413
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
29,847	1.158	07/25/33	284
WAMU Mortgage Pass-Through Certificates Series 2003-AR04, Class X1(a)
1,944,925	1.181	01/25/08	3,441
WAMU Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
5,030,919	0.481	02/25/34	20,832
WAMU Series 2003-AR07, Class X(a)
1,123,041	0.936	06/25/08	4,112

			247,178

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
82,949	10.043	10/16/31	93,467
GNMA Series 2001-51, Class SA
65,796	10.573	10/16/31	76,344
GNMA Series 2001-51, Class SB
82,568	10.043	10/16/31	94,019
GNMA Series 2001-59, Class SA
71,870	9.880	11/16/24	82,089
GNMA Series 2002-13, Class SB
280,130	13.953	02/16/32	352,284

			698,203

Principal Only(d) – 0.0%
FNMA REMIC Trust Series G-35, Class N
20,106	0.000	10/25/21	16,995

Regular Floater(a) – 1.0%
BCAP LLC Trust Series 2006-RR1, Class CF
1,555,948	5.771	11/25/36	1,549,966
FHLMC Series 1760, Class ZB
238,948	3.970	05/15/24	234,615
FNMA REMIC Series 2006-5, Class 2A1
7,100,586	4.754	11/25/28	7,133,363
FNMA Series 2004-62, Class DI(c)
1,463,770	0.000	07/25/33	85,224
FNMA Series 2004-71, Class DI(c)
2,518,237	0.000	04/25/34	84,505

			9,087,673

Sequential Fixed Rate – 1.6%
FHLMC Series 2329, Class ZA
4,563,474	6.500	06/15/31	4,718,254
FHLMC Series 2590, Class NV
2,000,000	5.000	03/15/18	1,978,442
FNMA REMIC Series 1993-78, Class H
10,065	6.500	06/25/08	10,081
FNMA Series 2001-53, Class GH
611,238	8.000	09/25/16	649,110
GNMA 2002-42 Class KZ
6,467,342	6.000	06/16/32	6,490,591

			13,846,478

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$94,742,473

Commercial Mortgage-Backed Securities – 6.7%
Interest Only(a)(b)(e) – 0.3%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$17,723,003	1.350%	03/13/40	$575,783
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
10,255,944	1.638	05/15/38	378,239
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
20,316,291	0.976	01/15/38	489,667
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
20,626,018	1.626	02/11/36	770,046

			2,213,735

Sequential Fixed Rate – 6.4%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
10,000,000	5.353	09/10/47	9,786,998
Banc of America Funding Corp. Series 2007-8, Class 2A1
8,979,703	7.000	10/25/37	8,817,391
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
10,000,000	5.400	07/15/44	9,834,083
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
9,397,303	7.202	10/15/32	9,815,165
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,241,707
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
5,000,000	5.424	02/15/40	4,915,142
Morgan Stanley Capital I Series 2007-T25, Class A3
5,000,000	5.514	11/12/49	4,947,322

			56,357,808

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$58,571,543

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Federal Agencies – 51.0%
Adjustable Rate FHLMC(a) – 1.4%
$929,271	4.840%	11/01/32	$936,005
6,500,979	3.480	09/01/33	6,444,498
4,770,303	4.582	08/01/35	4,733,903

			12,114,406

Adjustable Rate FNMA(a) – 3.8%
182,554	6.985	06/01/32	184,924
1,255,399	4.690	11/01/32	1,255,337
1,403,959	4.828	12/01/32	1,407,646
6,424,360	4.200	05/01/33	6,350,988
174,349	4.510	06/01/33	176,661
6,594,031	4.094	10/01/33	6,473,212
5,647,132	4.435	02/01/35	5,600,033
6,380,285	4.825	09/01/35	6,372,234
4,916,750	5.254	06/01/37	4,911,772

			32,732,807

Adjustable Rate GNMA(a) – 1.2%
212,902	6.375	06/20/23	215,655
96,110	5.750	07/20/23	96,920
98,877	5.750	08/20/23	99,564
261,199	5.750	09/20/23	263,014
73,497	6.375	03/20/24	74,336
686,435	6.375	04/20/24	695,073
85,806	6.375	05/20/24	86,835
661,907	6.375	06/20/24	670,537
362,307	5.750	07/20/24	365,503
517,516	5.750	08/20/24	522,168
170,864	5.750	09/20/24	172,301
192,061	6.125	11/20/24	194,473
169,376	6.125	12/20/24	171,444
139,306	6.375	01/20/25	141,205
68,596	6.375	02/20/25	69,533
232,046	6.375	05/20/25	234,930
172,942	5.750	07/20/25	174,707
103,475	6.375	02/20/26	104,659
4,512	5.750	07/20/26	4,551
277,650	6.375	01/20/27	281,245
85,866	6.375	02/20/27	86,860
766,033	6.375	04/20/27	774,088
87,443	6.375	05/20/27	88,288
84,044	6.375	06/20/27	84,854
27,062	6.125	11/20/27	27,333
101,141	6.125	12/20/27	102,151
231,064	6.375	01/20/28	233,841
81,573	6.250	02/20/28	82,334
87,894	6.375	03/20/28	88,922
517,174	5.500	07/20/29	521,550
203,481	5.500	08/20/29	205,204
80,816	5.500	09/20/29	81,532
245,257	6.125	10/20/29	248,026
305,239	6.125	11/20/29	308,728
82,126	6.125	12/20/29	83,056
113,589	6.250	01/20/30	114,785
54,001	6.250	02/20/30	54,571
229,414	6.250	03/20/30	231,830
350,321	6.375	04/20/30	354,235
895,719	6.375	05/20/30	906,272
87,106	6.375	06/20/30	88,026
670,248	5.500	07/20/30	675,531
98,085	5.500	09/20/30	98,860
201,431	5.875	10/20/30	203,714
444,005	6.000	03/20/32	447,939

			10,831,183

FHLMC – 12.2%
1,455,382	5.500	12/01/08	1,460,827
73,602	7.000	06/01/09	395,783
984,189	6.500	12/01/13	1,004,826
39,367	4.000	02/01/14	37,170
26,306	6.500	02/01/14	26,857
629,701	4.000	03/01/14	594,561
123,827	4.000	04/01/14	116,916
3,949,634	7.500	11/01/14	4,132,100
10,959	7.000	02/01/15	11,384
1,802,542	5.500	07/01/15	1,815,680
168,777	8.000	07/01/15	177,913
23,940	7.000	01/01/16	24,913
81,340	7.000	02/01/16	84,646
50,280	7.000	09/01/17	52,649
32,003	7.000	10/01/17	33,511
581,464	4.500	05/01/18	564,031
463,786	5.500	05/01/18	466,350
141,387	4.500	06/01/18	137,148
2,520,054	5.500	06/01/18	2,533,984
547,403	4.500	09/01/18	530,991
408,641	4.500	10/01/18	396,390
45,004	10.000	10/01/18	50,176
420,957	4.500	11/01/18	408,336
10,421,741	4.500	12/01/18	10,109,291
2,082,231	5.000	12/01/18	2,057,522
152,646	4.500	01/01/19	148,069
306,267	4.500	03/01/19	296,800
12,620,759	4.000	06/01/19	11,916,452
7,534,456	4.500	06/01/19	7,308,569
600,932	5.000	06/01/19	593,373
6,049,351	5.000	11/01/19	5,971,021
832,726	4.500	02/01/20	806,197
76,824	10.000	07/01/20	86,176
94,684	10.000	10/01/20	106,475
347,694	6.500	07/01/21	356,127
25,596	6.500	08/01/22	26,218
178,814	9.000	10/01/22	193,505
1,634,058	4.500	10/01/23	1,541,103
22,495	7.500	03/01/27	24,360
851,802	6.500	07/01/28	870,431
5,289,631	6.500	12/01/29	5,458,282
18,942	8.000	07/01/30	19,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$57,691	7.500%	12/01/30	$60,913
6,074	7.500	01/01/31	6,413
373,584	7.000	04/01/31	391,907
245,473	6.500	07/01/31	253,299
1,717,860	6.000	05/01/33	1,734,232
2,481,571	6.000	10/01/34	2,503,066
4,458,333	4.500	10/01/35	4,150,406
5,081,030	5.500	11/01/35	5,010,415
26,009,075	5.500	03/01/36	25,614,457
4,382,498	5.500	05/01/36	4,314,816

			106,986,733

FNMA – 24.9%
2,796,089	6.166	12/01/08	2,805,657
55,457	5.500	01/01/09	55,565
2,515	6.500	02/01/09	2,574
606,793	5.500	05/01/09	611,708
107,099	5.500	06/01/09	107,146
441,043	4.500	03/01/13	436,601
200,457	4.500	05/01/13	198,388
266,818	4.000	06/01/13	261,091
428,035	4.500	06/01/13	423,556
356,221	4.000	07/01/13	348,577
444,080	4.500	07/01/13	439,377
499,747	4.000	08/01/13	488,901
209,552	4.500	08/01/13	207,304
736,295	4.000	09/01/13	720,125
882,222	4.500	09/01/13	872,646
1,497,454	4.000	10/01/13	1,464,147
83,350	7.000	03/01/14	87,328
742,210	4.000	04/01/14	724,272
3,372,980	5.500	09/01/14	3,392,883
121,644	7.000	03/01/15	126,278
35,055	8.000	01/01/16	36,811
598,349	8.000	11/01/16	634,114
614,340	5.000	11/01/17	607,494
21,193,394	5.000	12/01/17	20,954,683
3,912,063	5.000	01/01/18	3,868,553
4,839,068	5.000	02/01/18	4,783,426
4,256,605	5.000	03/01/18	4,205,009
589,367	4.500	04/01/18	571,555
1,579,671	5.000	04/01/18	1,561,617
2,698,457	4.500	05/01/18	2,616,226
577,587	5.000	05/01/18	570,897
4,979,953	4.500	06/01/18	4,828,885
2,650,989	5.000	06/01/18	2,619,131
391,334	4.500	07/01/18	379,409
136,400	5.000	07/01/18	134,747
10,382,224	4.000	08/01/18	9,852,973
453,333	4.500	08/01/18	439,518
102,278	5.000	08/01/18	101,038
761,038	4.500	09/01/18	737,846
1,449,201	5.000	09/01/18	1,432,638
6,195,907	4.500	10/01/18	6,007,097
7,663,718	5.000	10/01/18	7,576,129
560,347	4.500	11/01/18	543,271
3,612,082	5.000	11/01/18	3,570,750
727,155	4.500	12/01/18	704,996
1,439,733	5.500	12/01/18	1,446,976
146,888	4.500	01/01/19	142,412
202,690	4.500	03/01/19	196,513
2,900,698	5.000	04/01/19	2,867,546
131,451	4.500	06/01/19	127,239
3,082,735	5.000	06/01/19	3,047,502
483,887	6.500	08/01/19	500,211
1,700,167	4.500	09/01/19	1,648,358
3,566,742	6.000	09/01/19	3,635,835
486,065	4.500	03/01/20	471,253
1,261,990	4.500	04/01/20	1,223,533
39,235	9.500	08/01/20	42,939
81,905	9.500	10/01/20	89,637
4,490,398	6.000	12/01/20	4,577,383
3,474,818	5.500	02/01/23	3,450,428
4,514,139	5.500	08/01/23	4,477,815
46,472	6.500	10/01/28	48,061
1,102,179	6.000	11/01/28	1,118,026
52,036	6.500	11/01/28	53,806
77,913	7.000	11/01/30	81,642
521,255	7.000	07/01/31	539,735
5,628,953	5.500	07/01/33	5,537,589
4,974,961	4.500	09/01/33	4,644,305
12,322	6.500	01/01/34	12,682
106,747	7.000	05/01/35	110,756
8,107,031	5.000	06/01/35	7,789,036
7,102,631	5.000	07/01/35	6,821,471
197,422	7.000	07/01/35	204,835
867,516	5.000	08/01/35	833,175
231,307	7.000	08/01/35	239,993
158,168	7.000	10/01/35	164,107
135,827	7.000	01/01/36	140,927
719,754	7.000	09/01/36	746,782
4,366,834	5.500	10/01/36	4,303,646
1,267,109	7.000	10/01/36	1,314,153
1,011,340	7.000	12/01/36	1,048,888
803,040	7.000	02/01/37	832,850
2,532,441	7.000	03/01/37	2,626,454
2,287,029	7.000	04/01/37	2,371,935
3,812,224	7.000	07/01/37	3,953,739
1,188,273	7.000	09/01/37	1,232,383
12,000,100	7.000	10/01/37	12,445,558
26,369,402	7.500	10/01/37	27,500,663
3,000,476	7.500	11/01/37	3,112,994
7,000,000	7.000	TBA-15yr (f)	7,249,375

			218,138,083

GNMA – 7.5%
507	9.000	08/15/16	544
324,720	7.000	12/15/27	342,393
57,714	6.500	08/15/28	59,875

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$626,380	6.000%		01/15/29	$636,377
148,987	7.000		06/15/29	156,968
300,020	7.000		10/15/29	316,528
6,398,454	5.500		12/15/32	6,369,874
12,478,759	5.000		05/15/33	12,128,253
8,217,428	5.000		06/15/33	7,986,611
25,824,661	5.000		07/15/33	25,099,248
3,235,464	5.000		09/15/33	3,144,585
5,675,036	5.000		03/15/34	5,511,496
3,826,122	5.500		06/15/34	3,808,211

				65,560,963

TOTAL FEDERAL AGENCIES				$446,364,175

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $600,932,173)				$599,678,191

Agency Debentures – 13.2%

FFCB
$6,838,000	4.100%		07/21/08	$6,815,517
10,000,000	4.200		02/23/09	9,970,560
11,000,000	4.450		06/11/09	11,010,296
7,000,000	7.375		02/09/10	7,460,229
9,000,000	4.750		11/06/12	9,042,957
FHLB
3,900,000	3.500		02/13/09	3,856,587
1,500,000	7.625		05/14/10	1,611,724
8,400,000	4.500		09/14/12	8,335,909
10,000,000	5.375	(g)(h)	06/13/14	10,325,980
8,800,000	5.375		05/18/16	9,090,435
FHLMC
7,000,000	4.480		09/19/08	6,996,052
7,700,000	5.125	(g)	11/17/17	7,779,980
FNMA(g)
5,000,000	6.625		09/15/09	5,203,942
8,000,000	5.375		06/12/17	8,259,032
New Valley Generation II
3,293,033	5.572		05/01/20	3,368,379
Small Business Administration
448,726	6.700		12/01/16	461,497
346,823	7.150		03/01/17	359,311
248,135	7.500		04/01/17	258,386
159,056	7.300		05/01/17	164,911
108,856	6.800		08/01/17	112,336
295,734	6.300		05/01/18	303,325
262,507	6.300		06/01/18	269,306
Tennessee Valley Authority(g)
4,000,000	5.375		04/01/56	4,071,630

TOTAL AGENCY DEBENTURES
(Cost $114,834,256)				$115,128,281

Asset-Backed Securities – 2.9%

Home Equity(a) – 2.9%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$229,441	4.453%		04/25/34	$227,147
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(e)
4,500,000	6.129		10/25/37	4,500,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(e)
1,120,000	6.379		10/25/37	1,120,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(e)
2,200,000	6.579		10/25/37	2,200,000
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
594,954	5.233		10/25/34	574,633
Countrywide Home Equity Loan Trust Series 2004-I, Class A
947,791	5.381		02/15/34	934,735
Countrywide Home Equity Loan Trust Series 2005-B, Class 2A
994,758	5.271		05/15/35	970,823
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,100,000	7.000		09/25/37	1,102,062
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
1,100,000	7.000		09/25/37	1,102,062
Household Home Equity Loan Trust Series 2007-3, Class APT
4,600,000	6.235		11/20/36	4,575,996
Impac CMB Trust Series 2004-8, Class 1A
565,024	5.233		10/25/34	564,862
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	5.223		08/25/34	20,248
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
4,170,065	5.110		10/25/35	4,145,251
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
3,002,832	5.597		07/25/36	2,999,374

				25,037,193

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
241,354	8.330		04/01/30	264,186

TOTAL ASSET-BACKED SECURITIES
(Cost $25,402,562)				$25,301,379

U.S. Treasury Obligations – 1.8%

United States Treasury Notes
$6,800,000	4.500	%(g)	09/30/11	$6,906,080
2,000,000	4.750	(g)	05/31/12	2,051,440
6,200,000	4.750		08/15/17	6,336,109

U.S. TREASURY OBLIGATIONS
(Cost $15,104,373)				$15,293,629

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Insured Revenue Bonds – 0.9%

New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,445,260
Sales Tax Asset Receivable Taxable Series B (FSA)
5,500,000	3.600	10/15/08	5,498,130

TOTAL INSURED REVENUE BONDS
(Cost $7,500,000)			$7,943,390

Commercial Paper – 0.8%

Galleon Capital Corp.
$6,998,000	5.294%	11/01/07	$6,998,000
(Cost $6,998,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $770,771,364)			$770,342,870

Repurchase Agreement(i) – 12.2%

Joint Repurchase Agreement Account II
$107,100,000	4.933%	11/01/07	$107,100,000
Maturity Value: $107,114,676
(Cost $107,100,000)

Shares	Interest Rate	Value
Securities Lending Collateral(a) – 4.6%

Securities Lending Quality Trust
$40,390,965	5.120%	$40,390,965
(Cost $40,390,965)

TOTAL INVESTMENTS – 104.9%
(Cost $918,262,329)		$917,833,835

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(42,528,376)

NET ASSETS – 100.0%		$875,305,459

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,457,952, which represents approximately 1.1% of net assets as of October 31, 2007.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $7,249,375 which represents approximately 0.8% of net assets as of October 31, 2007.

(g)	All or a portion of security is on loan.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 83.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
REMIC	—	Real Estate Mortgage Investment Conduit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of			Unrealized
	Contracts	Settlement	Notional	Gain
Type	Long	Month	Value	(Loss)

Eurodollars	69	December 2007	$16,430,625	$40,695
Eurodollars	23	March 2008	5,491,538	20,869
Eurodollars	23	June 2008	5,498,150	23,744
Eurodollars	23	September 2008	5,502,175	26,784
Eurodollars	23	December 2008	5,502,750	29,084
Eurodollars	23	March 2009	5,500,163	28,946
Eurodollars	23	June 2009	5,494,700	27,221
U.S. Treasury Bonds	39	December 2007	4,391,156	74,274
2 Year U.S. Treasury Notes	35	December 2007	7,248,828	28,765
5 Year U.S. Treasury Notes	636	December 2007	68,270,625	(78,660)
10 Year U.S. Treasury Notes	175	December 2007	19,252,734	52,247
10 Year U.S. Treasury Notes	150	March 2008	16,446,094	248,896

TOTAL				$522,865

INTEREST RATE SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received	made	made (received)	Unrealized
Swap Counterparty	(000s)		Date	by the Fund	by the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$30,000		04/07/08	4.339%	3 month LIBOR	$—	$136,396
	35,000		09/02/10	4.309	3 month LIBOR	—	(364,274)
	25,000		10/06/10	4.703	3 month LIBOR	—	506,587
	7,900	(a)	12/19/12	5.000	3 month LIBOR	40,906	20,877
	30,000		12/09/14	4.641	3 month LIBOR	—	(95,784)
	6,000	(a)	12/19/14	3 month LIBOR	5.000%	48,241	(62,284)
	9,000		05/25/15	4.533	3 month LIBOR	—	(172,312)
	21,200	(a)	12/19/17	5.250	3 month LIBOR	(828,293)	1,063,881
	43,000		11/02/19	3 month LIBOR	4.865	—	697,892
	20,000		11/12/19	3 month LIBOR	5.069	—	(54,495)
	13,200		04/09/35	5.266	3 month LIBOR	—	9,557
Bear Stearns & Co., Inc.	52,800		08/20/12	3 month LIBOR	5.282	—	(1,033,166)
	900	(a)	12/19/12	5.000	3 month LIBOR	(12,106)	19,145
	151,800	(a)	12/19/14	5.000	3 month LIBOR	(6,268,254)	6,623,555
	80,500	(a)	12/19/14	3 month LIBOR	5.000	216,361	(404,778)
	2,100	(a)	12/19/17	5.250	3 month LIBOR	35,795	—
	2,100	(a)	12/19/27	3 month LIBOR	5.250	3,126	—
	4,300	(a)	12/19/37	5.250	3 month LIBOR	(299,097)	234,398
Deutsche Bank Securities, Inc.	34,100	(a)	12/19/12	5.000	3 month LIBOR	(473,364)	740,051
	5,000	(a)	12/19/17	5.250	3 month LIBOR	79,500	—
	5,000	(a)	12/19/27	3 month LIBOR	5.250	10,375	—
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)

			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received	made	received	Unrealized
Swap Counterparty	(000s)	Date	by the Fund	by the Fund	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	$33,000 (a)	12/19/12	3 month LIBOR	5.000%	$(152,370)	$(105,714)
	30,000	03/07/16	3 month LIBOR	5.183	—	(290,601)
	18,100 (a)	12/14/19	5.000%	3 month LIBOR	(174,539)	216,903

TOTAL					$(7,773,719)	$7,685,834

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to October 31, 2007.

Investment Abbreviation:
LIBO	R	— London Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 115.0%

Adjustable Rate Non-Agency(a) – 25.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$484,587	4.991%	04/25/35	$481,767
American Home Mortgage Assets Series 2006-3, Class 1A1
6,727,332	5.903	10/25/46	6,545,747
American Home Mortgage Assets Series 2006-3, Class 2A11
14,034,009	5.873	10/25/46	13,670,528
American Home Mortgage Assets Series 2007-1, Class A1
6,312,162	5.633	02/25/47	6,142,522
American Home Mortgage Investment Trust Series 2004-3, Class 1A
39,644	5.243	10/25/34	39,288
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
764,804	4.453	04/25/34	757,155
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
1,774,902	5.080	06/25/35	1,756,607
Bear Stearns Alt-A Trust Series 2004-3, Class A1
170,248	5.193	04/25/34	170,195
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
2,570,525	4.680	07/25/35	2,552,810
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
3,905,617	6.280	09/25/47	3,882,214
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,427,944	6.578	06/25/35	1,422,161
Countrywide Alternative Loan Trust Series 2005-38, Class A1
389,693	6.433	09/25/35	386,832
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
1,485,580	5.328	11/20/35	1,466,528
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A
7,000,000	6.243	11/25/47	6,954,797
Countrywide Home Loans Series 2003-52, Class A1
916,803	4.504	02/19/34	910,673
Countrywide Home Loans Series 2004-HYB6, Class A2
620,163	4.560	11/20/34	612,242
Countrywide Home Loans Series 2005-HYB4, Class 2A1
2,594,255	4.898	08/20/35	2,560,562
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
231,642	4.750	12/25/34	228,941
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
1,505,988	5.751	12/19/35	1,471,840
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
1,122,326	5.268	10/20/45	1,091,350
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
606,218	5.262	01/19/36	591,973
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
2,333,147	5.272	01/19/36	2,289,489
Impac CMB Trust Series 2004-8, Class 1A
211,884	5.233	10/25/34	211,823
Impac CMB Trust Series 2005-6, Class 1A1
2,303,815	5.123	10/25/35	2,256,547
Impac Secured Assets Corp. Series 2005-2, Class A1W
2,962,670	5.381	03/25/36	2,897,636
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
1,117,679	5.378	08/25/35	1,118,104
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
695,897	5.443	09/25/35	684,234
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
2,048,166	5.069	07/25/35	2,030,036
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
933,457	4.199	07/25/35	920,339
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
893,472	4.756	07/25/35	886,574
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
920,894	4.071	07/25/35	906,584
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
888,612	4.767	07/25/35	881,122
Lehman XS Trust Series 2005-5N, Class 3A1A
1,820,192	5.173	11/25/35	1,785,003
Lehman XS Trust Series 2006-2N, Class 1A1
2,356,447	5.133	02/25/46	2,312,143
Lehman XS Trust Series 2007-16N, Class 2A2
2,985,541	5.723	09/25/47	2,973,413
Lehman XS Trust Series 2007-4N, Class 3A2A
2,742,864	5.683	03/25/47	2,644,121
Luminent Mortgage Trust Series 2006-5, Class A1A
713,340	5.063	07/25/36	697,504
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,756,459	5.783	12/25/46	1,708,921
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,830,235	5.673	01/25/47	1,790,658
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
2,866,009	5.677	06/25/37	2,852,309
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,935,490	5.351	10/25/34	1,952,607
Mortgage IT Trust Series 2005-5, Class A1
1,475,150	5.133	12/25/35	1,438,742
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,795,322	5.983	01/25/46	1,760,595
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
2,244,505	5.207	09/25/35	2,225,469
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
1,594,734	5.185	09/25/35	1,566,651
Sequoia Mortgage Trust Series 2004-09, Class A2
690,373	5.780	10/20/34	678,816
Structured Adjustable Rate Mortgage Loan Series 2004-12, Class 3A2
359,479	5.250	09/25/34	358,813

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
$1,517,105	5.450%	11/25/34	$1,518,107
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
187,964	7.200	01/25/35	190,724
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 3A1
838,661	4.380	05/25/34	825,105
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
1,267,923	4.711	06/25/34	1,258,734
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
7,000,000	6.000	11/25/37	6,967,187
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1
9,877,224	6.000	10/25/37	9,741,242
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
6,894,847	5.063	09/25/47	6,791,131
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
4,000,000	6.433	08/25/47	3,990,000
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
1,000,000	4.530	09/25/33	993,897
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
70,824	4.700	11/25/33	70,535
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
264,705	4.520	12/25/33	264,809
WAMU Alternative Mortgage Pass-Through Certificates Series 2007-0A1, Class 2A
9,883,661	5.653	12/25/46	9,587,537
WAMU Mortgage Alternative Pass-Through Certificates Series 2006-AR9, Class 2A
3,551,409	5.773	11/25/46	3,426,521
WAMU Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
1,089,043	4.243	06/25/34	1,074,446
WAMU Mortgage Pass-Through Certificates Series 2006-AR2, Class 1A1
3,737,918	5.314	03/25/37	3,710,900
WAMU Mortgage Pass-Through Certificates Series 2006-AR7, Class 2A
3,741,227	5.913	07/25/46	3,675,610
WAMU Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1
4,593,974	5.349	03/25/37	4,568,910
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class 1A1
13,350,000	6.593	11/25/37	13,553,081
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
2,085,033	5.110	10/25/35	2,072,625
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
3,824,635	5.040	04/25/35	3,701,588

			173,507,674

Collateralized Mortgage Obligations – 1.7%
Interest Only(b) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
52,623	5.500	04/25/33	5,165
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
336,615	5.500	06/25/33	36,043
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
534,597	0.354	10/25/33	1,283
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
175,566	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
4,096	5.500	04/25/33	129
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
3,244	5.750	05/25/33	62
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
19,973	5.500	06/25/33	881
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
439,748	5.250	07/25/33	60,734
FHLMC Series 2575, Class IB
212,672	5.500	08/15/30	21,485
FNMA Series 2004-47, Class EI(a)(d)
1,465,757	0.000	06/25/34	91,965
FNMA Series 2004-62, Class DI(a)(d)
650,564	0.000	07/25/33	37,877
FNMA Series E, Class E2
768	506.000	09/01/10	4,585
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
55,154	0.679	08/25/33	275
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
14,924	1.158	07/25/33	142
WAMU Mortgage Pass-Through Certificates Series 2003-AR04, Class X1(a)
324,154	1.181	01/25/08	573
WAMU Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
849,817	0.482	02/25/34	3,519
WAMU Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
264,956	5.500	06/25/33	23,632

			288,350

Inverse Floaters(a) – 0.0%
FHLMC Series 1544, Class M
3,382	12.714	07/15/08	3,399

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Inverse Floaters(a) – (continued)
FNMA Series 1993-072, Class SA
$889	8.849%	05/25/08	$893
FNMA Series 1993-093, Class SA
1,094	11.761	05/25/08	1,114
FNMA Series 1993-095, Class SE
2,245	12.032	06/25/08	2,268
FNMA Series 1993-135, Class S
14,036	7.429	07/25/08	14,094
GNMA Series 2001-48, Class SA
27,650	10.043	10/16/31	31,156
GNMA Series 2001-51, Class SB
27,523	10.043	10/16/31	31,340
GNMA Series 2001-59, Class SA
41,258	9.880	11/16/24	47,125

			131,389

Planned Amortization Class – 0.7%
FNMA REMIC Series 1993-63, Class PK
6,785	6.500	05/25/08	6,792
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	4,776,169
FNMA Series 1993-76, Class PJ
21,146	6.000	06/25/08	21,154

			4,804,115

Regular Floater(a)(d) – 0.3%
FHLMC Series 3013, Class XH
174,164	0.000	08/15/35	183,208
FHLMC Series 3038, Class XA
73,654	0.000	09/15/35	74,387
FHLMC Series 3313, Class AU
91,380	0.000	04/15/37	98,458
FHLMC Series 3325, Class SX
1,185,827	0.000	06/15/37	1,237,232
FNMA Series 2006-81, Class LF
89,129	0.000	09/25/36	93,051

			1,686,336

Sequential Fixed Rate – 0.7%
FHLMC Series 1703, Class GC
1,342,726	6.500	04/15/09	1,339,592
FHLMC Series 1823, Class A
664,818	6.500	08/15/23	668,421
FHLMC Series 2042, Class N
762,259	6.500	03/15/28	783,500
FHLMC Series 2458, Class OD
44,007	6.000	04/15/16	44,051
FHLMC Series 2590, Class NV
1,000,000	5.000	03/15/18	989,221
FNMA REMIC Trust Series 1993-101, Class PJ
75,290	7.000	06/25/08	75,458
FNMA REMIC Trust Series 2002-24, Class AE
63,347	6.000	04/25/16	63,149
FNMA Series 2000-16, Class ZG
1,033,409	8.500	06/25/30	1,119,223

			5,082,615

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$185,500,479

Commercial Mortgage-Backed Securities – 6.0%
Interest Only(a)(b)(e) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
5,008,664	1.173	03/13/40	162,721
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
5,335,592	0.976	01/15/38	128,600
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
5,448,382	1.439	02/11/36	203,408

			494,729

Sequential Fixed Rate – 5.9%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	3,886,065
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4(a)
5,000,000	5.181	09/10/47	4,893,499
Bear Stearns Commercial Mortgage Securities Series 2006-PW1 Class A4
4,000,000	5.201	12/11/38	3,877,006
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	4,928,060
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4(a)
5,000,000	5.333	11/10/45	4,942,545
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A2
113,036	5.969	03/15/26	113,373
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,925,883
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,954,987
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,500,000	5.156	02/15/31	3,404,040
Morgan Stanley Capital I Series 2007-T25, Class A3
7,000,000	5.514	11/12/49	6,931,864

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4(a)
$4,000,000	5.210%	10/15/44	$3,930,975

			40,788,297

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$41,283,026

Federal Agencies – 82.3%
Adjustable Rate FHLMC(a) – 1.0%
731,586	4.255	04/01/33	736,651
6,133,247	4.582	08/01/35	6,086,447

			6,823,098

Adjustable Rate FNMA(a) – 1.6%
29,248	5.543	07/01/22	29,600
44,743	5.527	07/01/27	45,197
86,517	5.527	11/01/27	87,396
9,423	5.527	01/01/31	9,511
22,691	5.527	06/01/32	22,772
39,992	5.543	08/01/32	40,136
3,327,201	4.590	05/01/33	3,363,586
94,012	5.543	05/01/33	94,850
669,581	4.844	06/01/33	677,371
709,502	4.346	12/01/33	705,937
1,254,219	4.640	08/01/34	1,252,337
4,525,153	4.566	02/01/35	4,490,145
41,855	5.527	11/01/35	41,972
199,849	5.527	12/01/37	202,153
84,891	5.527	01/01/38	85,875
72,122	5.527	11/01/40	72,965

			11,221,803

Adjustable Rate GNMA(a) – 0.7%
91,935	6.375	06/20/23	93,124
42,716	5.750	07/20/23	43,076
43,945	5.750	08/20/23	44,251
116,089	5.750	09/20/23	116,895
31,737	6.375	03/20/24	32,099
296,415	6.375	04/20/24	300,145
37,052	6.375	05/20/24	37,497
285,824	6.375	06/20/24	289,551
161,025	5.750	07/20/24	162,446
230,007	5.750	08/20/24	232,074
75,939	5.750	09/20/24	76,578
82,935	6.125	11/20/24	83,977
73,140	6.125	12/20/24	74,033
60,155	6.375	01/20/25	60,974
29,621	6.375	02/20/25	30,026
100,202	6.375	05/20/25	101,447
76,863	5.750	07/20/25	77,647
44,682	6.375	02/20/26	45,193
2,006	5.750	07/20/26	2,023
119,894	6.375	01/20/27	121,447
37,078	6.375	02/20/27	37,508
330,787	6.375	04/20/27	334,266
37,759	6.375	05/20/27	38,124
36,292	6.375	06/20/27	36,641
11,424	6.125	11/20/27	11,538
43,674	6.125	12/20/27	44,111
99,778	6.375	01/20/28	100,977
36,255	6.250	02/20/28	36,593
37,954	6.375	03/20/28	38,398
229,855	5.500	07/20/29	231,800
90,436	5.500	08/20/29	91,202
35,918	5.500	09/20/29	36,236
105,907	6.125	10/20/29	107,102
131,808	6.125	11/20/29	133,314
35,464	6.125	12/20/29	35,865
50,484	6.250	01/20/30	51,016
24,001	6.250	02/20/30	24,254
101,962	6.250	03/20/30	103,036
151,275	6.375	04/20/30	152,965
386,789	6.375	05/20/30	391,344
37,614	6.375	06/20/30	38,011
297,888	5.500	07/20/30	300,236
43,593	5.500	09/20/30	43,938
86,982	5.875	10/20/30	87,967
497,332	4.500	12/20/34	497,262

			5,028,207

FHLMC – 11.9%
231,021	5.000	12/01/12	228,495
39,367	4.000	02/01/14	37,170
629,701	4.000	03/01/14	594,561
123,827	4.000	04/01/14	116,916
138,166	4.000	05/01/14	134,969
25,265	7.000	04/01/15	26,181
23,834	7.000	02/01/16	24,804
89,253	6.000	03/01/16	90,469
263,607	5.000	11/01/17	260,798
387,643	4.500	05/01/18	376,020
2,803,977	5.000	05/01/18	2,771,713
94,258	4.500	06/01/18	91,432
763,208	4.000	08/01/18	723,950
16,511	4.500	08/01/18	16,011
364,935	4.500	09/01/18	353,993
272,427	4.500	10/01/18	264,260
700,906	4.500	11/01/18	679,892
11,580,298	5.000	11/01/18	11,447,046
15,307,013	4.500	12/01/18	14,856,053
6,905,550	5.000	12/01/18	6,823,604
448,474	4.500	01/01/19	434,932
699,584	5.000	01/01/19	691,534
1,847,125	4.500	02/01/19	1,791,253
824,387	5.000	02/01/19	814,272
1,949,178	4.500	03/01/19	1,887,483
64,019	5.000	03/01/19	63,214
678,963	4.000	04/01/19	641,495
38,492	4.500	04/01/19	37,272
257,400	5.000	04/01/19	254,163
73,878	5.000	05/01/19	72,948

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$4,171,818	4.500%	06/01/19	$4,046,745
690,974	5.000	06/01/19	682,282
70,532	5.000	07/01/19	69,645
367,458	5.000	08/01/19	362,835
287,858	5.000	10/01/19	284,236
36,421	4.500	11/01/19	35,267
1,720,983	4.500	02/01/20	1,666,155
89,337	5.000	04/01/20	88,059
939,889	5.500	04/01/20	942,623
90,240	5.000	06/01/20	88,949
94,710	5.000	07/01/20	93,355
5,493,364	4.500	08/01/20	5,327,142
882,869	4.500	10/01/20	856,155
123,925	5.000	11/01/20	122,152
96,748	5.000	01/01/21	95,634
4,934,435	5.500	05/01/21	4,942,237
3,277,321	4.500	08/01/23	3,125,155
61,145	7.500	03/01/27	66,215
2,541,127	6.500	01/01/29	2,625,905
901,080	6.500	04/01/29	930,333
448,274	6.500	12/01/29	462,566
373,584	7.000	04/01/31	391,907
2,892,139	7.000	09/01/31	3,033,989
1,249,654	7.000	04/01/32	1,305,039
2,722,068	7.000	05/01/32	2,842,710
863,022	6.000	05/01/33	871,248
414,213	6.500	08/01/33	426,271

			82,391,712

FNMA – 66.2%
88,939	4.000	06/01/13	87,030
118,741	4.000	07/01/13	116,192
166,583	4.000	08/01/13	162,967
314,755	4.000	09/01/13	307,842
7,231	5.500	09/01/13	7,273
655,249	4.000	10/01/13	640,674
17,580	5.500	02/01/14	17,681
494,806	4.000	04/01/14	482,848
3,517	5.500	04/01/14	3,537
7,770	5.500	04/01/16	7,814
8,013	5.500	08/01/16	8,058
100,398	5.500	11/01/16	100,963
193,232	5.000	12/01/16	191,757
81,320	5.500	12/01/16	81,778
118,581	5.500	01/01/17	119,249
35,120	5.000	02/01/17	34,852
271,292	5.000	04/01/17	269,219
74,506	5.000	05/01/17	73,937
8,559	5.500	05/01/17	8,605
364,073	5.000	06/01/17	361,292
39,926	5.500	07/01/17	40,139
5,493	5.500	09/01/17	5,522
14,134,176	5.000	10/01/17	13,972,960
3,487,744	5.000	11/01/17	3,448,031
11,538,049	5.000	12/01/17	11,406,754
249,716	4.500	01/01/18	242,592
5,109,682	5.000	01/01/18	5,051,777
66,076	5.500	01/01/18	66,471
3,757,328	5.000	02/01/18	3,713,753
52,837	5.500	02/01/18	53,157
6,644	6.000	02/01/18	6,714
474,738	4.500	03/01/18	460,524
8,865,596	5.000	03/01/18	8,759,941
665,256	4.500	04/01/18	645,213
5,165,757	5.000	04/01/18	5,106,375
92,006	5.500	04/01/18	92,532
4,388,935	4.500	05/01/18	4,258,252
4,772,532	5.000	05/01/18	4,717,687
17,918	5.500	05/01/18	18,015
69,802	6.000	05/01/18	70,536
9,036,887	4.500	06/01/18	8,764,883
6,726,669	5.000	06/01/18	6,646,844
1,989,317	4.500	07/01/18	1,928,696
1,861,991	5.000	07/01/18	1,839,615
4,061,123	4.000	08/01/18	3,854,101
1,212,280	4.500	08/01/18	1,175,500
455,841	5.000	08/01/18	450,316
597,090	5.000	09/01/18	589,853
1,417,521	5.000	10/01/18	1,400,339
8,412,339	5.000	11/01/18	8,314,664
409,703	6.000	11/01/18	414,012
624,868	7.000	11/01/18	648,668
608,559	4.000	12/01/18	577,537
54,071	4.500	12/01/18	52,423
4,986,883	5.000	12/01/18	4,926,435
1,439,733	5.500	12/01/18	1,446,976
748,180	6.000	12/01/18	756,050
237,899	5.000	01/01/19	235,016
599,228	6.000	01/01/19	605,532
343,824	5.000	02/01/19	339,460
14,426	5.500	02/01/19	14,496
4,770,220	5.000	04/01/19	4,715,701
64,721	5.500	04/01/19	64,929
211,314	6.000	04/01/19	215,252
289,282	4.000	05/01/19	273,561
333,468	5.000	05/01/19	329,426
17,063	5.500	05/01/19	17,154
43,405	6.000	05/01/19	44,218
1,005,891	5.000	06/01/19	993,627
90,440	5.500	07/01/19	90,731
8,001,274	5.000	08/01/19	7,894,478
241,022	5.500	08/01/19	241,798
114,352	5.000	09/01/19	112,966
109,065	5.500	09/01/19	109,417
1,528,604	6.000	09/01/19	1,558,215
1,419,941	4.000	10/01/19	1,342,775
62,762	5.000	10/01/19	61,924
230,049	5.500	10/01/19	230,789
142,898	5.000	11/01/19	140,991
72,815	5.500	11/01/19	73,049
177,129	5.000	12/01/19	175,234

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$24,264	5.500%	12/01/19		$24,342
423,255	5.500	02/01/20		425,324
383,184	5.000	03/01/20		378,070
1,924,456	6.000	12/01/20		1,961,735
93,641	5.500	01/01/21		93,943
151,909	7.000	09/01/21		159,263
434,690	7.000	06/01/22		455,331
202,088	7.000	07/01/22		211,684
58,080	6.500	01/01/29		59,904
3,733	7.000	01/01/29		3,910
126,696	6.500	04/01/29		130,519
99,692	6.500	05/01/29		102,700
958,349	6.500	06/01/29		987,268
519,044	6.500	07/01/29		534,706
54,696	6.500	09/01/29		56,346
3,999	7.000	09/01/29		4,190
12,148	7.000	02/01/30		12,729
105,763	7.000	08/01/31		109,490
3,871	7.000	03/01/32		4,050
2,872	7.000	04/01/32		3,005
10,992	7.000	05/01/32		11,504
28,296	7.000	06/01/32		29,605
3,745	7.000	07/01/32		3,919
7,500	6.500	08/01/32		7,714
295,815	6.500	11/01/32		304,282
240,148	6.000	01/01/33		242,878
5,388	6.000	02/01/33		5,449
136,261	6.000	06/01/33		137,682
46,104	6.000	07/01/33		46,584
112,177	6.000	09/01/33		113,347
31,537	6.000	10/01/33		31,866
261,706	5.500	07/01/34		258,450
72,354	6.000	11/01/34		73,020
1,936,918	6.000	12/01/34		1,954,732
436,930	7.500	08/01/36		456,597
5,215,440	7.000	02/01/37		5,409,073
29,036,448	7.000	04/01/37		30,114,424
126,189	7.500	05/01/37		130,913
1,125,268	7.500	06/01/37		1,175,830
8,649,102	7.000	08/01/37		8,973,892
750,795	7.500	08/01/37		784,160
4,857,210	7.500	09/01/37		5,068,953
21,307,039	7.000	10/01/37		22,097,983
1,823,906	7.500	10/01/37		1,902,666
7,000,000	8.000	10/01/37		7,332,500
879,692	7.500	11/01/37		920,831
151,000,000	6.500	TBA-15yr	(f)	154,272,888
80,000,000	7.000	TBA-15yr	(f)	82,850,000

				459,318,415

GNMA – 0.9%
1,053	6.000	12/15/23		1,079
32,517	6.000	03/15/26		33,054
29,134	6.000	04/15/26		29,614
6,000,000	6.500	TBA-15yr	(f)	6,170,628

				6,234,375

TOTAL FEDERAL AGENCIES				$571,017,610

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $799,067,009)				$797,801,115

Agency Debenture(g)(h) – 0.4%

Tennessee Valley Authority
$2,800,000	5.375%	04/01/56		$2,850,142
(Cost 2,791,675)

Asset-Backed Securities – 1.9%

Home Equity – 1.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(e)
2,500,000	6.129	10/25/37		2,500,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
570,000	6.379	10/25/37		570,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
1,100,000	6.579	10/25/37		1,100,000
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(a)
5,142	6.970	12/25/13		5,122
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
69,910	5.351	10/15/28		68,544
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
300,256	5.351	06/15/29		295,331
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
118,818	5.311	12/15/29		115,290
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
947,791	5.610	02/15/34		934,735
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
97,763	5.381	12/15/33		96,741
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
363,246	5.371	02/15/34		357,808
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
602,743	5.331	04/15/35		590,382
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
850,000	7.000	09/25/37		851,594
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
850,000	7.000	09/25/37		851,594

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Home Equity – (continued)
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
$3,600,000	6.235%	11/20/36	$3,581,214
Morgan Stanley ABS Capital I Series 2004-HE1, Class A4(a)
548,071	5.243	01/25/34	525,889
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
259,799	5.113	03/25/34	250,501

			12,694,745

TOTAL ASSET-BACKED SECURITIES
(Cost $12,787,754)			$12,694,745

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $814,646,438)			$813,346,002

Repurchase Agreement(i) – 17.0%

Joint Repurchase Agreement Account II
118,000,000	4.933	11/01/07	118,000,000
Maturity Value: $118,016,169
(Cost $118,000,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 0.3%

Securities Lending Quality Trust
2,362,500	5.120%	$2,362,500
(Cost $2,362,500)

TOTAL INVESTMENTS – 134.6%
(Cost $935,008,938)		$933,708,502

LIABILITIES IN EXCESS OF OTHER ASSETS – (34.6)%		(240,050,190)

NET ASSETS – 100.0%		$693,658,312

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $4,664,729, which represents approximately 0.8% of net assets as of October 31, 2007.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $243,293,516 which represents approximately 35.2% of net assets as of October 31, 2007.

(g)	All or portion of security is on loan.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 83.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	9	December 2007	$2,143,125	$2,563
Eurodollars	45	March 2008	10,744,313	46,744
Eurodollars	31	June 2008	7,410,550	39,741
Eurodollars	9	September 2008	2,153,025	10,481
Eurodollars	9	December 2008	2,153,250	11,380
Eurodollars	9	March 2009	2,152,238	11,327
Eurodollars	9	June 2009	2,150,100	10,652
U.S. Treasury Bonds	(373)	December 2007	(41,997,469)	(215,463)
2 Year U.S. Treasury Notes	(170)	December 2007	(35,208,594)	(140,619)
5 Year U.S. Treasury Notes	139	December 2007	14,920,781	(250)
10 Year U.S. Treasury Notes	42	December 2007	4,620,656	5,643
10 Year U.S. Treasury Notes	242	March 2008	26,533,031	188,776

TOTAL				$(29,025)

SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
Swap	Amount		Termination	received by the	made by	(received) by the	Unrealized
Counterparty	(000s)		Date	Fund	the Fund	Fund	Gain (Loss)

Banc of America Securities LLC	$12,000		09/02/10	4.309%	3 month LIBOR	$—	$(124,894)
	15,000		10/06/10	4.703	3 month LIBOR	—	314,652
	11,000		05/23/12	4.374	3 month LIBOR	—	(87,216)
	9,300	(a)	12/19/12	5.000	3 month LIBOR	48,156	24,577
	22,400	(a)	12/19/14	3 month LIBOR	5.000%	171,381	(223,810)
	4,400	(a)	12/19/22	5.250	3 month LIBOR	(233,467)	232,285
Bear Stearns & Co., Inc.	16,500	(a)	12/19/14	3 month LIBOR	5.000	69,940	(108,559)
	2,700	(a)	12/19/17	5.250	3 month LIBOR	(24,114)	61,831
	1,300	(a)	12/19/27	3 month LIBOR	5.250	1,935	—
	2,200	(a)	12/19/37	5.250	3 month LIBOR	(174,600)	141,498
Deutsche Bank Securities, Inc.	2,900	(a)	12/19/17	5.250	3 month LIBOR	46,110	—
	6,800	(a)	12/19/22	5.250	3 month LIBOR	(134,489)	132,664
	2,900	(a)	12/19/27	3 month LIBOR	5.250	6,018	—
JPMorgan Securities, Inc.	1,800	(a)	12/19/12	3 month LIBOR	5.000	47,547	(61,624)
	4,000	(a)	12/19/12	3 month LIBOR	5.000	(18,469)	(12,814)
	2,000	(a)	12/19/12	3 month LIBOR	5.000	(9,235)	(6,407)
	30,000	(a)	12/19/12	5.000	3 month LIBOR	201,000	33,622
	15,600	(a)	12/19/12	5.000	3 month LIBOR	(22,116)	144,120
	11,800	(a)	12/19/14	5.000	3 month LIBOR	(113,788)	141,406
	41,700	(a)	12/19/14	5.000	3 month LIBOR	(1,684,264)	1,781,866
	10,000		03/07/16	3 month LIBOR	4.840	—	(94,500)
	30,000	(a)	12/19/17	5.250	3 month LIBOR	222,000	111,380
	9,000	(a)	12/19/22	5.250	3 month LIBOR	(572,012)	569,596
	3,200	(a)	12/19/37	5.250	3 month LIBOR	(253,018)	204,870

TOTAL						$(2,425,485)	$3,174,543

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain (Loss)

Banc of America Securities LLC	$13,000	12/04/07	$(143,982)
	5,000	01/02/08	(55,726)
	9,500	02/04/08	109,299
	4,500	02/04/08	(49,002)
	9,000	03/04/08	(9,909)
Citibank NA	6,000	02/04/08	(66,453)
DMG & Partners	3,000	12/04/07	(33,202)

TOTAL			$(248,975)

The fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – 16.2%

Automotive – 0.1%
General Motors Acceptance Corp.
$2,900,000	6.875%		09/15/11	$2,685,045

Banks – 2.9%
ANZ Capital Trust II(a)(b)
3,500,000	5.360		12/15/49	3,331,755
Associates Corp. NA(k)
2,000,000	8.550		07/15/09	2,104,258
Astoria Financial Corp.(b)
4,600,000	5.750		10/15/12	4,616,866
Bank of America Corp.
500,000	5.375		06/15/14	496,568
Citigroup, Inc.
2,000,000	7.250		10/15/11	2,147,070
Fleet Boston Financial Corp.
450,000	7.375		12/01/09	471,101
Greater Bay Bancorp Series D
2,900,000	5.125		04/15/10	2,902,329
GreenPoint Financial Corp.
2,400,000	3.200		06/06/08	2,374,703
HBOS Capital Funding LP(a)(b)(c)
4,325,000	6.071		06/30/49	4,153,812
ING Capital Funding Trust III(b)(c)
2,150,000	8.439		12/31/49	2,323,344
JPMorgan & Co., Inc.
155,000	6.000		01/15/09	156,734
JPMorgan Chase Bank NA
4,475,000	6.000		10/01/17	4,541,783
Mizuho JGB Investment LLC(a)(b)(c)
1,600,000	9.870		06/30/49	1,646,106
MUFG Capital Finance 1 Ltd.(c)
4,650,000	6.346		07/25/49	4,447,642
National Australia Bank Ltd.(b)
2,000,000	8.600		05/19/10	2,169,837
Popular North America, Inc.
4,125,000	5.200		12/12/07	4,124,662
Regions Financial Corp.
4,500,000	7.000		03/01/11	4,707,677
Resona Bank Ltd. (a)(b)(c)
3,500,000	5.850		04/15/49	3,242,491
EUR2,675,000	4.125		09/27/49	3,579,375
Resona Preferred Global Securities Ltd.(a)(b)(c)
$1,375,000	7.191		12/29/49	1,380,786
Royal Bank of Scotland Group PLC(b)
4,500,000	9.118		03/31/49	4,813,128
2,825,000	6.990	(a)(c)	10/29/49	2,855,219
Sovereign Bank
1,000,000	4.000		02/01/08	996,598
375,000	5.125		03/15/13	364,890
2,550,000	4.375	(b)(c)	08/01/13	2,522,350
Union Planters Corp.
150,000	7.750		03/01/11	159,838
Wachovia Bank NA
5,000,000	7.875		02/15/10	5,316,803
Wells Fargo & Co.
500,000	3.500		04/04/08	496,795
Wells Fargo Bank NA
1,000,000	6.450		02/01/11	1,040,066

				73,484,586

Brokerage – 1.1%
Bear Stearns Cos., Inc.
500,000	4.500		10/28/10	484,251
4,225,000	6.400		10/02/17	4,211,294
FMR Corp.(a)
500,000	4.750		03/01/13	493,194
Lehman Brothers Capital Trust VII(b)(c)
2,200,000	5.857		11/30/49	2,053,425
Lehman Brothers Holdings, Inc.
4,500,000	5.250		02/06/12	4,439,412
EUR2,650,000	5.375		10/17/12	3,781,129
$4,825,000	6.200		09/26/14	4,856,309
Merrill Lynch & Co., Inc.
2,950,000	6.400		08/28/17	2,966,994
Morgan Stanley
2,300,000	5.750		08/31/12	2,341,867
3,000,000	5.300	(b)	03/01/13	2,976,602

				28,604,477

Captive Financial(a)(b) – 0.1%
Nelnet, Inc.
2,580,000	5.125		06/01/10	2,487,315

Diversified Manufacturing(a)(b) – 0.1%
Tyco Electronics Group SA
1,950,000	6.000		10/01/12	1,971,949

Electric – 1.2%
Arizona Public Service Co.(b)
2,590,000	5.800		06/30/14	2,598,410
4,425,000	6.250		08/01/16	4,514,299
CenterPoint Energy, Inc. Series B(b)
550,000	7.250		09/01/10	578,317
Commonwealth Edison Co.(b)
2,400,000	5.875		02/01/33	2,298,509
2,725,000	5.900		03/15/36	2,596,018
FirstEnergy Corp. Series C(b)
3,150,000	7.375		11/15/31	3,439,682
MidAmerican Energy Holdings Co.(b)
2,210,000	7.520		09/15/08	2,252,892
3,575,000	6.125		04/01/36	3,536,328
NiSource Finance Corp.(b)(c)
5,000,000	6.064		11/23/09	4,980,570
Progress Energy, Inc.(b)
50,000	5.625		01/15/16	49,530
2,250,000	7.750		03/01/31	2,643,910
Union Electric Co.
500,000	6.750		05/01/08	502,546

				29,991,011

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Energy(b) – 0.4%
Canadian Natural Resources Ltd.
$2,050,000	5.700%	05/15/17	$2,027,832
2,675,000	6.500	02/15/37	2,729,171
Kerr-McGee Corp.
4,575,000	6.950	07/01/24	4,875,669

			9,632,672

Entertainment – 0.1%
Time Warner Entertainment Co.
2,175,000	8.375	03/15/23	2,561,335

Environmental(b) – 0.1%
Waste Management, Inc.
2,000,000	7.375	08/01/10	2,119,932

Food & Beverage – 0.1%
Kraft Foods, Inc.
2,375,000	6.500	08/11/17	2,491,969

Gaming(b) – 0.2%
Caesars Entertainment, Inc.
1,745,000	7.500	09/01/09	1,797,350
Harrah’s Operating Co., Inc.
2,475,000	5.500	07/01/10	2,388,375
MGM Mirage, Inc.
850,000	8.500	09/15/10	890,375

			5,076,100

Life Insurance – 0.5%
American International Group, Inc.(b)(c)
1,850,000	6.250	03/15/37	1,721,623
Americo Life, Inc.(a)(b)
1,600,000	7.875	05/01/13	1,639,675
Phoenix Life Insurance Co.(a)(b)
3,200,000	7.150	12/15/34	3,366,183
Principal Financial Group Australia(a)(b)
2,750,000	8.200	08/15/09	2,895,984
Reinsurance Group of America, Inc.
550,000	6.750	12/15/11	574,453
Symetra Financial Corp.(a)(b)
3,100,000	8.300	10/15/37	3,161,014

			13,358,932

Media – Cable – 1.5%
Comcast Cable Communications Holdings, Inc.
7,395,000	8.375	03/15/13	8,317,257
2,050,000	9.455	11/15/22	2,659,362
Cox Communications, Inc.(b)
7,211,000	4.625	01/15/10	7,131,152
5,050,000	5.875 (a)	12/01/16	5,026,962
Cox Enterprises, Inc.(a)(b)
2,825,000	4.375	05/01/08	2,813,590
Rogers Cable, Inc.(b)
1,575,000	5.500	03/15/14	1,539,498
Time Warner Cable, Inc.(a)(b)
8,050,000	5.400	07/02/12	8,012,220
150,000	6.550	05/01/37	150,861
Viacom, Inc.(b)
1,975,000	5.750	04/30/11	1,995,924

			37,646,826

Media – Non Cable(b) – 0.3%
AMFM, Inc.
5,325,000	8.000	11/01/08	5,444,812
News America, Inc.
2,750,000	6.400	12/15/35	2,732,018

			8,176,830

Metals & Mining(a) – 0.2%
Inco Ltd.
5,550,000	5.700	10/15/15	5,508,287

Noncaptive – Financial – 1.5%
American General Finance Corp.
2,525,000	5.900	09/15/12	2,549,874
Countrywide Home Loans, Inc.
750,000	4.250	12/19/07	741,112
750,000	6.250	04/15/09	690,369
GATX Financial Corp.(b)
5,775,000	5.125	04/15/10	5,828,355
General Electric Capital Corp.
3,000,000	7.375	01/19/10	3,159,711
345,000	6.125	02/22/11	358,170
1,300,000	6.000	06/15/12	1,348,546
HSBC Finance Corp.
250,000	8.000	07/15/10	267,692
8,375,000	5.700	06/01/11	8,443,951
1,000,000	6.375	10/15/11	1,037,396
PHH Corp.(b)
7,950,000	6.000	03/01/08	7,970,670
1,900,000	7.125	03/01/13	1,929,969
Residential Capital LLC(b)
6,450,000	6.375	06/30/10	4,756,875

			39,082,690

Pipelines(b) – 1.2%
Boardwalk Pipelines LP
4,400,000	5.875	11/15/16	4,356,232
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,081,051
Energy Transfer Partners LP
2,175,000	5.650	08/01/12	2,164,664
6,450,000	5.950	02/01/15	6,367,751
Enterprise Products Operating LP
3,525,000	5.600	10/15/14	3,471,398
2,450,000	5.000	03/01/15	2,310,478
ONEOK Partners LP
2,625,000	6.650	10/01/36	2,656,617
2,900,000	6.850	10/15/37	3,029,847
Panhandle Eastern Pipe Line
1,350,000	4.800	08/15/08	1,343,551

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Pipelines(b) – (continued)
Southern Natural Gas Co.(a)
$1,650,000	5.900%		04/01/17	$1,609,413

				31,391,002

Property/Casualty Insurance – 1.3%
AON Capital Trust A
1,852,000	8.205		01/01/27	1,991,999
Arch Capital Group Ltd.(b)
3,200,000	7.350		05/01/34	3,412,366
Aspen Insurance Holdings Ltd.(b)
1,525,000	6.000		08/15/14	1,500,068
CNA Financial Corp.
98,000	6.600		12/15/08	99,208
500,000	5.850	(b)	12/15/14	495,128
Endurance Specialty Holdings Ltd.(b)
2,950,000	6.150		10/15/15	2,888,605
Hartford Financial Services Group, Inc.(b)
2,000,000	7.900		06/15/10	2,137,721
QBE Insurance Group Ltd.(a)(b)(c)
3,150,000	5.647		07/01/23	3,101,635
Swiss Re Capital I LP(a)(b)(c)
5,100,000	6.854		05/29/49	5,143,896
The Chubb Corp.(b)(c)
4,225,000	6.375		03/29/67	4,167,815
White Mountains Reinsurance Group Ltd.(a)(b)
4,900,000	6.375		03/20/17	4,800,290
ZFS Finance USA Trust I(a)(b)(c)
625,000	6.150		12/15/65	620,446
ZFS Finance USA Trust IV(a)(b)(c)
3,050,000	5.875		05/09/32	2,923,235

				33,282,412

Real Estate Investment Trust(b) – 0.9%
Brandywine Operating Partnership LP
3,740,000	4.500		11/01/09	3,668,383
Highwoods Properties, Inc.
3,525,000	5.850		03/15/17	3,319,101
iStar Financial, Inc.
2,200,000	5.650		09/15/11	2,110,365
iStar Financial, Inc. Series B
3,275,000	5.700		03/01/14	2,978,508
Liberty Property LP
1,100,000	7.250		03/15/11	1,152,795
Simon Property Group LP(k)
1,625,000	7.000		06/15/08	1,645,005
Westfield Capital Corp.(a)
3,725,000	5.125		11/15/14	3,550,707
Westfield Group(a)
4,411,000	5.400		10/01/12	4,384,168

				22,809,032

Retailers(b) – 0.2%
CVS Caremark Corp.
4,525,000	5.750		06/01/17	4,501,755

Tobacco – 0.1%
Altria Group, Inc.
475,000	7.000		11/04/13	520,202
1,020,000	7.750		01/15/27	1,265,360

				1,785,562

Wireless Telecommunications(b) – 0.8%
America Movil SA de CV
1,800,000	5.500		03/01/14	1,789,542
AT&T Wireless Services, Inc.
5,775,000	7.875		03/01/11	6,248,317
Intelsat
3,850,000	5.250		11/01/08	3,811,500
Sprint Capital Corp.
3,100,000	7.625		01/30/11	3,272,979
2,735,000	6.875		11/15/28	2,623,330
Telecom Italia Capital SA
2,475,000	4.875		10/01/10	2,452,780

				20,198,448

Wirelines Telecommunications – 1.3%
Ameritech Capital Funding
775,000	6.250		05/18/09	793,100
AT&T, Inc.(b)
2,725,000	4.125		09/15/09	2,683,971
BellSouth Corp.(b)
7,000,000	6.000		10/15/11	7,206,682
Deutsche Telekom International Finance BV
2,800,000	5.375	(b)	03/23/11	2,818,079
2,900,000	8.250		06/15/30	3,615,135
France Telecom SA(b)
5,750,000	7.750		03/01/11	6,199,525
Qwest Capital Funding, Inc.(b)
500,000	7.900		08/15/10	506,250
Telecom Italia Capital(b)
3,050,000	4.000		01/15/10	2,976,993
2,625,000	4.950		09/30/14	2,510,938
Telefonica Europe BV(b)
2,575,000	7.750		09/15/10	2,754,303
TPSA Finance BV(a)
2,200,000	7.750		12/10/08	2,260,324

				34,325,300

TOTAL CORPORATE BONDS
(Cost $415,042,539)				$413,173,467

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – 51.5%

Adjustable Rate Non-Agency(c) – 26.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$2,334,827	4.991%	04/25/35	$2,321,241
American Home Mortgage Assets Series 2007-1, Class A1
21,641,697	5.633	02/25/47	21,060,076
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
90,415	6.955	08/25/33	90,023
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
3,671,059	4.453	04/25/34	3,634,345
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
8,557,562	5.080	06/25/35	8,469,355
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
799,953	5.750	07/25/36	797,092
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
20,504,490	6.280	09/25/47	20,381,623
Bear Stearns Alternative-A Trust Series 2005-8, Class 11A1
2,805,115	5.143	10/25/35	2,754,676
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
21,142,635	5.073	09/25/36	20,668,025
Chase Mortgage Finance Corp. Series 2007-A1, Class 1A3
14,851,372	4.356	02/25/37	14,733,085
Chase Mortgage Finance Corp. Series 2007-A1, Class 4A1
6,882,665	4.484	02/25/37	6,788,851
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
2,744,210	4.169	02/25/37	2,710,542
Countrywide Alternative Loan Trust Series 2005-38, Class A1
1,948,467	6.433	09/25/35	1,934,158
Countrywide Alternative Loan Trust Series 2005-51, Class 1A1
5,332,114	5.318	11/20/35	5,141,016
Countrywide Alternative Loan Trust Series 2005-51, Class 2A1
6,431,471	5.298	11/20/35	6,255,808
Countrywide Alternative Loan Trust Series 2005-51, Class 4A1
7,692,956	5.318	11/20/35	7,530,521
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
7,130,785	5.328	11/20/35	7,039,333
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
5,942,321	5.313	11/20/35	5,767,998
Countrywide Alternative Loan Trust Series 2005-62, Class 1A1
11,761,988	5.173	12/25/35	11,409,309
Countrywide Alternative Loan Trust Series 2006-OA19, Class A1
14,846,958	5.178	02/20/47	14,539,409
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-3, Class 1A1
4,789,762	5.113	03/25/36	4,701,352
Countrywide Home Loans Series 2003-37, Class 1A1
57,884	7.413	08/25/33	59,213
Countrywide Home Loans Series 2004-HYB6, Class A2
2,963,002	4.560	11/20/34	2,925,158
Countrywide Home Loans Series 2005-HYB4, Class 2A1
11,281,993	4.898	08/20/35	11,135,465
Countrywide Home Loans, Series 2004-HYB5, Class 2A1
8,907,029	4.855	04/20/35	8,840,894
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
124,386	5.129	03/25/33	124,718
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
8,370,444	5.311	10/19/45	8,210,974
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
1,204,538	4.750	12/25/34	1,190,495
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
5,076,325	4.399	06/25/34	5,013,833
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
10,420,722	5.331	11/19/35	10,229,068
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
6,776,944	5.751	12/19/35	6,623,279
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,818,653	5.261	01/19/36	1,775,918
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
10,265,846	5.713	01/19/36	10,073,751
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
16,024,568	5.211	01/19/38	15,625,775
Impac CMB Trust Series 2005-6, Class 1A1
8,754,495	5.123	10/25/35	8,574,878
Impac Secured Assets Corp. Series 2005-2, Class A1W
9,480,543	5.123	03/25/36	9,272,436
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
5,588,395	5.377	08/25/35	5,590,521
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
5,567,176	5.443	09/25/35	5,473,869
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
8,190,949	5.093	04/25/46	8,061,017
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
9,709,977	5.083	05/25/46	9,459,110
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
6,534,199	4.199	07/25/35	6,442,370
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
2,680,416	4.756	07/25/35	2,659,721
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
1,841,788	0.071	07/25/35	1,813,168
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
7,108,896	4.767	07/25/35	7,048,979
Lehman XS Trust Series 2005-5N, Class 3A1A
9,360,989	5.173	11/25/35	9,180,013
Lehman XS Trust Series 2005-9N, Class 1A1
10,384,548	5.143	02/25/36	10,212,554

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(c) – (continued)
Luminent Mortgage Trust Series 2006-2, Class A1A
$9,300,604	5.073%	02/25/46	$9,065,866
Luminent Mortgage Trust Series 2006-5, Class A1A
4,993,380	5.063	07/25/36	4,882,528
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
248,795	5.253	11/25/34	244,494
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,512,918	5.783	12/25/46	3,417,842
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
3,883,941	5.455	11/25/29	3,846,354
Mortgage IT Trust Series 2005-AR1, Class 1A1
9,201,756	5.123	11/25/35	8,977,951
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
8,378,172	5.983	01/25/46	8,216,112
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
24,000,000	6.550	11/25/37	24,079,200
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
13,467,028	5.207	09/25/35	13,352,811
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
7,176,304	5.185	09/25/35	7,049,931
Sequoia Mortgage Trust Series 2003-4, Class 1A2
2,472,041	5.713	07/20/33	2,433,067
Structured Adjustable Rate Mortgage Loan Series 2004-12, Class 3A2
1,725,498	5.250	09/25/34	1,722,300
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
7,455,488	5.450	11/25/34	7,460,409
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 3A1
4,113,432	4.380	05/25/34	4,046,944
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
15,186,310	5.103	02/25/36	14,857,895
Structured Asset Mortgage Investments, Inc. Series 2006-AR2, Class A1
8,611,540	5.103	02/25/36	8,344,046
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
24,000,000	6.433	08/25/47	23,940,000
Structured Asset Securities Corp. Series 2003-26A, Class 3A4
1,482,824	4.500	09/25/33	1,473,148
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
4,000,000	4.530	09/25/33	3,975,588
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
3,970,574	4.520	12/25/33	3,972,129
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
23,799,254	4.993	09/25/46	23,443,077
WAMU Mortgage Alternative Pass-Through Certificates Series 2006-AR9, Class 2A
21,308,456	5.773	11/25/46	20,559,125
WAMU Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
5,215,945	4.243	06/25/34	5,146,033
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
5,463,218	5.193	08/25/45	5,350,237
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1
9,970,773	5.163	10/25/45	9,795,143
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
9,774,065	5.163	07/25/45	9,537,145
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
4,110,054	5.853	09/25/46	3,988,437
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A2, Class 1A
7,054,771	5.633	03/25/47	6,869,416
Washington Mutual Series 2002-AR19, Class A7
666,746	4.679	02/25/33	664,317
Washington Mutual Series 2005-AR15, Class A1A1
11,382,995	5.133	11/25/45	11,200,646
Washington Mutual Series 2005-AR17, Series A1A1
8,791,366	5.143	12/25/45	8,803,586
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class 1A1
23,800,000	6.593	11/25/37	24,162,246
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
10,425,164	5.110	10/25/35	10,363,128
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
23,712,734	5.040	04/25/35	22,949,844
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
24,513,438	5.091	03/25/36	24,264,278

			676,800,288

Collateralized Mortgage Obligations – 0.8%
Interest Only(d) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
1,973,359	5.500	04/25/33	193,674
Countrywide Home Loan Trust Series 2003-42, Class 2X1(c)
2,672,986	0.035	10/25/33	6,414
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(c)(e)
791,007	0.000	11/25/32	1
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
212,989	5.500	04/25/33	6,689
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
152,467	5.750	05/25/33	2,897
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
206,390	5.500	06/25/33	9,101

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Interest Only(d) – (continued)
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
$2,502,218	0.782%	07/25/33	$101
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
3,081,350	0.605	08/25/33	5,868
FNMA Series 2004-47, Class EI(c)(f)
6,004,874	0.000	06/25/34	376,761
WAMU Mortgage Pass-Through Certificates Series 2003-AR04, Class X1(c)
4,214,004	1.181	01/25/08	7,456
WAMU Mortgage Pass-Through Certificates Series 2003-AR12, Class X(c)
10,571,729	0.481	02/25/34	43,774
Washington Mutual Series 2003-AR05, Class X1(c)
12,349,594	0.756	02/25/08	21,165
Washington Mutual Series 2003-AR06, Class X2
9,683,124	0.371	05/25/08	15,918
Washington Mutual Series 2003-AR07, Class X(c)
15,301,437	0.937	06/25/08	56,026
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(c)
11,638,376	0.763	06/25/33	201,053

			946,898

Inverse Floaters(c) – 0.1%
FHLMC Series 1544, Class M
13,527	12.713	07/15/08	13,598
FNMA Series 1993-072, Class SA
6,223	8.849	05/25/08	6,255
FNMA Series 1993-093, Class SA
5,106	11.761	05/25/08	5,198
FNMA Series 1993-095, Class SE
10,101	12.032	06/25/08	10,205
FNMA Series 1993-135, Class S
56,146	7.429	07/25/08	56,376
FNMA Series 1993-175, Class SA
76,741	12.198	09/25/08	78,130
GNMA Series 2001-48, Class SA
193,547	10.043	10/16/31	218,089
GNMA Series 2001-51, Class SA
372,846	10.573	10/16/31	432,619
GNMA Series 2001-51, Class SB
385,317	10.043	10/16/31	438,756
GNMA Series 2001-59, Class SA
68,966	9.880	11/16/24	78,772
GNMA Series 2002-11, Class SA
192,004	13.953	02/16/32	230,389
GNMA Series 2002-13, Class SB
450,145	13.953	02/16/32	566,091

			2,134,478

Inverse Floating Rate – Interest Only(c) – 0.0%
FNMA Series 2003-46, Class BS
11,344,921	2.828	04/25/17	677,679

Planned Amortization Class – 0.2%
FHLMC Series 2639, Class UL
300,080	4.750	03/15/22	296,593
FHLMC Series 2681, Class PC
1,500,000	5.000	01/15/19	1,497,184
FHLMC Series 2775, Class MC
1,458,800	5.000	08/15/27	1,458,606
FHLMC Series 2949, Class WV
2,000,000	5.000	12/15/20	1,942,183
FNMA Series 2003-134, Class ME
376,874	4.500	06/25/33	357,714
FNMA Series 2004-64, Class BA
247,581	5.000	03/25/34	244,516

			5,796,796

Regular Floater(c) – 0.4%
FHLMC Series 3013, Class XH(f)
1,038,979	0.000	08/15/35	1,092,929
FHLMC Series 3038, Class XA(f)
515,578	0.000	09/15/35	520,711
FHLMC Series 3138, Class X(f)
77,472	0.000	04/15/36	87,263
FHLMC Series 3268, Class DO(f)
288,846	0.000	01/15/37	301,845
FHLMC Series 3273, Class TC(f)
751,899	0.000	02/15/37	809,190
FHLMC Series 3292, Class WA(f)
2,448,884	0.000	07/15/36	2,706,016
FHLMC Series 3325, Class SX(f)
1,877,559	0.000	06/15/37	1,958,950
FNMA REMIC Trust Series 1993-175, Class FA
165,760	3.920	09/25/08	164,275
FNMA Series 2004-62, Class DI(d)(f)
2,710,685	0.000	07/25/33	157,822
FNMA Series 2004-71, Class DI(d)(f)
5,666,032	0.000	04/25/34	190,136
FNMA Series 2006-48, Class VF
668,219	5.223	02/25/20	664,354
FNMA Series 2006-81, Class LF(f)
267,388	0.000	09/25/36	279,152
FNMA Series 2007-27, Class XA(f)
282,748	0.000	05/25/35	274,187
FNMA Series 2007-53, Class UF(f)
96,921	0.000	06/25/37	103,781
FNMA Series 2007-56, Class GY(f)
354,851	0.000	06/25/37	402,049

			9,712,660

Sequential Fixed Rate – 0.1%
FHLMC Series 2367, Class BC
231,821	6.000	04/15/16	231,542
FHLMC Series 2664, Class MA
444,800	5.000	04/15/30	442,313
FHLMC Series 2796, Class AB
219,368	5.500	10/15/31	220,761

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
FNMA REMIC Series 1993-78, Class H
$127,484	6.500%	06/25/08	$127,694
FNMA Series 2005-103, Class DA
427,412	5.000	06/25/16	420,136

			1,442,446

TOTAL MORTGAGE OBLIGATIONS			$20,710,957

Commercial Mortgage-Backed Securities – 6.1%
Agency – 0.3%
FNMA
1,245,329	7.040	08/01/15	1,361,201
2,744,296	6.460	12/01/28	2,777,144
FNMA Series 2001-M2, Class C(c)
3,005,142	6.300	09/25/15	3,068,106

			7,206,451

Interest Only(a)(c)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
38,000,000	1.053	02/15/35	210,505
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
23,309,953	1.543	11/15/36	660,375

			870,880

Sequential Fixed Rate – 5.8%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
20,000,000	5.353	09/10/47	19,573,997
Banc of America Commercial Mortgage, Inc. Series 2006-4 Class A4
6,000,000	5.634	07/10/16	5,998,367
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
13,000,000	5.723	03/15/49	13,154,963
Commercial Mortgage Pass Through Certificates Series 2006-C7, Class A4
24,000,000	5.768	06/10/46	24,348,996
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
16,816,227	7.202	10/15/32	17,563,979
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,453,201
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	8,666,471
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	9,945,998
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
12,000,000	5.156	02/15/31	11,670,994
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
3,897,481	7.560	11/15/31	4,019,877
Morgan Stanley Capital I Series 2006-T21, Class A4
19,000,000	5.162	10/12/52	18,482,318

			148,879,161

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$156,956,492

Federal Agencies – 18.1%
Adjustable Rate FNMA(c) – 0.0%
58,116	4.510	06/01/33	58,887

FHLMC – 3.6%
231,021	5.000	12/01/12	228,495
20,998	5.500	07/01/13	21,189
155,732	5.500	12/01/13	157,151
1,938,852	6.500	12/01/13	1,979,507
118,100	4.000	02/01/14	111,509
57,830	5.500	02/01/14	58,356
1,889,108	4.000	03/01/14	1,783,686
371,481	4.000	04/01/14	350,751
15,658	5.500	06/01/14	15,772
55,301	5.500	09/01/14	55,704
3,389	7.000	10/01/14	3,517
892,733	6.000	12/01/14	903,405
28,989	7.000	05/01/15	30,114
84,388	8.000	07/01/15	88,956
13,872	7.000	02/01/16	14,431
33,250	7.000	03/01/16	34,602
635,912	7.500	05/01/16	664,266
2,414	7.000	10/01/17	2,528
2,325,857	4.500	05/01/18	2,256,127
565,548	4.500	06/01/18	548,593
2,189,615	4.500	09/01/18	2,123,970
1,634,566	4.500	10/01/18	1,585,561
1,495,170	5.000	10/01/18	1,477,428
2,104,098	4.500	11/01/18	2,041,015
1,733,627	4.500	12/01/18	1,681,652
4,887,039	5.000	12/01/18	4,829,046
610,583	4.500	01/01/19	592,277
1,638,950	4.500	03/01/19	1,587,896
39,545,052	4.000	06/01/19	37,338,225
7,534,456	4.500	06/01/19	7,308,569
600,932	5.000	06/01/19	593,373
3,330,903	4.500	02/01/20	3,224,785
3,396,817	5.000	06/01/20	3,352,834
4,908,328	5.000	07/01/20	4,837,929
3,268,117	4.500	10/01/23	3,082,206
551,561	5.500	10/01/25	547,836
768,605	5.500	11/01/25	763,414
64,403	7.000	06/01/26	67,452
61,909	7.500	03/01/27	67,042
16,165	6.500	06/01/29	16,664
2,106,887	6.500	12/01/29	2,174,061

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$67,392	7.500%		12/01/30	$71,156
42,858	7.500		01/01/31	45,251
74,143	6.500		03/01/32	76,301
18,168	6.500		04/01/32	18,697
193,969	6.500		07/01/32	199,615
1,290,148	6.500		08/01/33	1,327,704
419,178	6.500		10/01/33	431,145

				90,771,763

FNMA – 14.5%
23	7.500		08/01/08	23
635	9.000		09/15/08	643
343,635	8.500		10/01/15	373,303
12,378	7.000		01/01/16	12,851
604,065	6.000		12/01/16	615,473
7,749,301	5.000		10/01/17	7,660,911
51,124,072	5.000		12/01/17	50,540,976
1,485,614	5.000		01/01/18	1,468,865
5,195,977	5.000		02/01/18	5,133,553
1,053,997	4.500		04/01/18	1,021,878
1,512,255	5.000		04/01/18	1,494,971
9,107,296	4.500		05/01/18	8,829,767
1,054,878	5.000		05/01/18	1,042,822
18,375,343	4.500		06/01/18	17,815,600
793,360	5.000		06/01/18	784,293
5,765,311	4.000		07/01/18	5,471,414
2,877,120	4.500		07/01/18	2,790,195
2,853,778	4.000		08/01/18	2,708,302
14,742,533	4.500		08/01/18	14,300,396
72,575	6.000		08/01/18	73,339
25,072,792	4.000		09/01/18	23,795,409
8,090,814	4.500		09/01/18	7,848,284
3,185,749	4.500		10/01/18	3,088,669
2,241,392	4.500		11/01/18	2,173,089
2,529,375	5.000		11/01/18	2,500,467
2,881,590	4.500		12/01/18	2,793,778
2,159,599	5.500		12/01/18	2,170,464
587,552	4.500		01/01/19	569,648
810,760	4.500		03/01/19	786,053
2,707,868	5.000		04/01/19	2,676,920
192,957	5.000		05/01/19	190,337
394,323	4.500		06/01/19	381,689
309,631	5.000		06/01/19	306,092
253,765	4.500		07/01/19	245,905
228,410	4.500		08/01/19	221,335
6,800,670	4.500		09/01/19	6,593,432
10,190,691	6.000		09/01/19	10,388,099
396,952	5.000		11/01/19	391,562
740,679	5.000		12/01/19	731,701
1,944,259	4.500		03/01/20	1,885,011
5,047,962	4.500		04/01/20	4,894,134
12,829,708	6.000		12/01/20	13,078,237
32,394	6.500		12/01/30	33,322
57,735	7.500		12/01/30	60,118
126,238	8.000		01/01/31	132,462
65,031	8.000		02/01/31	68,531
657,938	7.000		03/01/31	688,881
37,182	7.500		03/01/31	39,359
24,271	7.500		07/01/31	25,670
41,365	7.500		08/01/32	43,669
45,269	7.500		11/01/32	47,790
15,086	6.500		09/01/33	15,508
249,215	7.500		01/01/36	261,256
573,256	7.500		10/01/36	599,059
134,625	7.500		11/01/36	140,684
639,190	8.000		11/01/36	673,512
302,018	7.500		01/01/37	315,612
231,998	7.500		03/01/37	242,422
112,049,059	7.000		04/01/37	116,209,013
116,663	7.500		07/01/37	121,906
382,318	7.500		08/01/37	399,497
5,255,783	7.000		09/01/37	5,450,884
1,266,886	7.500		09/01/37	1,323,630
1,126,482	7.500		10/01/37	1,176,540
18,024,708	7.500		11/01/37	18,862,081
14,000,000	7.000		TBA-15yr (g)	14,498,750

				371,280,046

TOTAL FEDERAL AGENCIES				$462,110,696

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,322,326,818)				$1,316,578,433

Agency Debentures – 11.5%

FFCB
$2,000,000	3.625%		01/04/08	$1,996,216
420,000	5.810		01/10/11	437,050
750,000	4.650		11/29/11	745,166
250,000	5.220		10/20/14	248,069
9,000,000	4.830		12/22/14	9,001,008
2,000,000	5.200		03/21/16	2,042,216
500,000	5.625		10/19/20	498,822
2,000,000	5.300		08/25/26	2,021,704
FHLB
100,000,000	4.800	(h)	05/02/08	100,078,900
800,000	4.500		06/06/08	799,224
500,000	4.050		08/13/08	498,096
2,565,000	5.800	(h)	09/02/08	2,591,096
325,000	5.250		11/14/08	327,390
875,000	5.490		12/22/08	884,901
5,000,000	5.375	(i)	05/15/09	5,070,585
10,000,000	6.715		06/29/09	10,369,310
10,000,000	6.500		08/14/09	10,355,313
400,000	4.280		10/30/09	398,220
200,000	6.000		03/30/10	200,729
550,000	4.000		04/22/10	545,168
100,000	6.000		05/13/11	104,345
9,595,000	4.250		11/15/11	9,478,421
500,000	5.000		02/21/12	499,202
200,000	4.750		10/29/13	199,955

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Agency Debentures – (continued)

FHLB – (continued)
$500,000	8.000%		01/30/15	$500,628
500,000	6.000		06/26/18	495,328
500,000	5.650		03/22/19	495,696
500,000	5.300		11/04/19	490,071
500,000	5.850		12/27/19	497,212
FHLMC
10,540,000	3.650		01/23/08	10,514,904
200,000	3.250		03/14/08	198,961
50,000	5.750		04/15/08	50,315
750,000	4.850		12/01/09	750,215
1,810,000	5.125		07/15/12	1,849,847
750,000	5.250		11/05/12	745,216
500,000	5.125		08/06/13	498,388
10,500,000	5.000		01/30/14	10,617,996
895,000	6.000		08/26/14	895,030
500,000	5.000		10/27/14	505,305
750,000	5.000		11/13/14	760,488
800,000	5.250		03/17/17	790,000
500,000	5.000		07/15/18	491,377
496,000	5.000		07/30/18	483,057
FNMA
2,850,000	5.750		02/15/08	2,858,396
50,000,000	4.200	(h)	03/24/08	49,888,800
1,000,000	4.000		09/02/08	995,590
1,250,000	5.250	(h)	01/15/09	1,262,482
500,000	4.000		11/30/09	496,737
200,000	4.250		07/28/10	198,450
5,150,000	6.250		02/01/11	5,402,729
19,560,000	5.300		02/22/11	19,570,148
750,000	5.375	(h)	11/15/11	772,695
11,000,000	5.625		02/28/12	11,000,243
4,600,000	5.250	(h)	08/01/12	4,687,936
300,000	5.000		04/15/13	298,248
500,000	4.625		10/15/14	494,623
500,000	5.310		11/03/14	497,114
800,000	5.000		04/26/17	779,764
669,000	5.250		03/11/22	643,028
306,000	5.000		06/16/28	280,843
1,443,716	7.500		09/01/37	1,508,588
Small Business Administration
656,267	6.300		06/01/18	673,264
Tennessee Valley Authority
200,000	5.625		01/18/11	205,900

TOTAL AGENCY DEBENTURES
(Cost $292,902,383)				$293,536,718

Asset-Backed Securities – 3.3%

Credit Card – 0.1%
MBNA Master Credit Card Trust II Series 1999-J, Class A
$3,000,000	7.000%		02/15/12	$3,120,840

Home Equity – 2.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
13,000,000	6.129		10/25/37	13,000,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
3,400,000	6.379		10/25/37	3,400,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
6,500,000	6.579		10/25/37	6,500,000
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(c)
1,543	6.970		12/25/13	1,537
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
1,747,740	5.351		10/15/28	1,713,587
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
891,135	5.311		12/15/29	864,680
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
23,472,727	5.241		11/15/36	22,651,181
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
3,000,000	7.000		09/25/37	3,005,625
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
3,500,000	7.000		09/25/37	3,506,562
Household Home Equity Loan Trust Series 2007-3, Class APT(c)
13,000,000	6.235		11/20/36	12,932,162
Impac CMB Trust Series 2004-10, Class 2A(c)
1,331,681	5.193		03/25/35	1,295,466
Impac CMB Trust Series 2004-8, Class 1A(c)
1,200,676	5.233		10/25/34	1,200,332
Morgan Stanley ABS Capital I Series 2004-HE1, Class A4(c)
4,071,384	5.243		01/25/34	3,906,606

				73,977,738

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,620,646	8.330		04/01/30	1,773,959

Utilities – 0.2%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
6,150,000	7.030		03/15/12	6,315,743

TOTAL ASSET-BACKED SECURITIES
(Cost $85,956,475)				$85,188,280

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
U.S. Treasury Obligations – 3.5%

United States Treasury Bonds(h)
$5,530,000	4.500%		02/15/36	$5,308,247
United States Treasury Notes(h)
3,000,000	3.625		01/15/10	2,981,610
150,000	3.500		02/15/10	148,619
1,000,000	6.500		02/15/10	1,055,550
500,000	4.000		03/15/10	500,910
500,000	4.500		02/28/11	507,825
900,000	4.250		09/30/12	903,797
1,750,000	4.000		11/15/12	1,740,795
13,450,000	4.750		08/15/17	13,746,317
United States Treasury Principal-Only STRIPS(l)
560,000	0.000	(h)	05/15/18	342,938
10,200,000	0.000		05/15/20	5,588,172
1,800,000	0.000	(h)	08/15/20	973,638
6,400,000	0.000		05/15/21	3,319,808
99,600,000	0.000	(h)	11/15/21	50,326,884
400,000	0.000	(h)	02/15/25	172,108
6,000,000	0.000	(h)	08/15/25	2,522,700

U.S. TREASURY OBLIGATIONS
(Cost $89,112,056)				$90,139,918

Emerging Market Debt(a)(c) – 0.3%

Regional Banks – 0.3%
VTB Capital (Vneshtorgbank)
$7,980,000	5.956%		08/01/08	$7,900,200
(Cost $7,980,000)

Municipal Bond(b) – 0.1%

Ohio – 0.1%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
(BBB/Baa3)
$1,775,000	5.125%		06/01/24	$1,712,147
(Cost $1,718,093)

Commercial Paper – 0.9%

Commercial Paper – 0.9%
Galleon Capital Corp.
$22,633,000	5.294%		11/01/07	$22,633,000
(Cost $22,633,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $2,237,671,364)				$2,230,862,163

Repurchase Agreement(j) – 13.3%

Joint Repurchase Agreement Account II
$339,600,000	4.933%		11/01/07	$339,600,000
Maturity Value: $339,646,535
(Cost $339,600,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 9.0%

Securities Lending Quality Trust
$230,541,434	5.120%	$230,541,434
(Cost $230,541,434)

TOTAL INVESTMENTS – 109.6%
(Cost $2,807,812,798)		$2,801,003,597

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.6)%		(244,278,044)

NET ASSETS – 100.0%		$2,556,725,553

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

•	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise shown. See below.

Currency Description

EUR	=	Euro Currency

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $114,202,597, which represents approximately 4.5% of net assets as of October 31, 2007.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	Represents security with nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $14,498,750 which represents approximately 0.6% of net assets as of October 31, 2007.

(h)	All or a portion of security is on loan.

(i)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(j)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 83.

(k)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(l)	Security is issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/19/07	$38,223,816	$41,255,383	$3,031,567
Canadian Dollar	Purchase	12/19/07	8,007,000	8,253,162	246,162
Euro	Purchase	12/19/07	108,354,366	111,538,179	3,183,813
Japanese Yen	Sale	12/19/07	15,141,000	15,110,241	30,759
New Zealand Dollar	Purchase	12/19/07	15,804,741	16,495,337	690,596
Norwegian Krone	Purchase	12/19/07	30,327,492	32,040,586	1,713,094
Swiss Franc	Purchase	12/19/07	45,752,000	46,799,015	1,047,015
Swedish Krona	Purchase	12/19/07	23,158,000	24,061,273	903,273

TOTAL					$10,846,279

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Sale	12/19/07	$15,399,000	$16,621,576	$(1,222,576)
British Pound	Sale	11/15/07	2,871,737	2,962,701	(90,963)
British Pound	Sale	12/19/07	31,807,679	32,893,345	(1,085,666)
Canadian Dollar	Sale	12/19/07	23,578,000	24,576,965	(998,965)
Euro	Sale	12/19/07	109,671,307	112,849,714	(3,178,407)
Japanese Yen	Purchase	12/19/07	62,024,653	61,511,545	(513,108)
Japanese Yen	Sale	12/19/07	15,712,000	15,852,480	(140,480)
New Zealand Dollar	Purchase	12/19/07	7,848,000	7,839,779	(8,221)
New Zealand Dollar	Sale	12/19/07	30,277,390	32,379,954	(2,102,564)
Norwegian Krone	Sale	12/19/07	15,025,000	16,081,264	(1,056,264)
Swiss Franc	Sale	12/19/07	46,831,000	47,676,109	(845,109)

TOTAL					$(11,242,323)

FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	529	December 2007	$125,968,125	$258,116
Eurodollars	228	March 2008	54,437,850	232,827
Eurodollars	162	June 2008	38,726,100	199,602
Eurodollars	70	September 2008	16,745,750	81,516
Eurodollars	70	December 2008	16,747,500	88,516
Eurodollars	70	March 2009	16,739,625	88,096
Eurodollars	70	June 2009	16,723,000	82,846
U.S. Treasury Bonds	(1,505)	December 2007	(169,453,594)	(938,580)
2 Year U.S. Treasury Notes	271	December 2007	56,126,641	246,668
5 Year U.S. Treasury Notes	1,355	December 2007	145,450,781	(467,034)
10 Year U.S. Treasury Notes	36	December 2007	3,960,563	(38,314)
10 Year U.S. Treasury Notes	2,078	March 2008	227,833,219	2,028,693

TOTAL				$1,862,952

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$100,000		10/14/08	3.514%	3 month LIBOR	$—	$44,101
	80,000		09/02/10	4.309	3 month LIBOR	—	(832,626)
	65,000		10/06/10	4.703	3 month LIBOR	—	1,317,126
	65,000		04/19/12	4.457	3 month LIBOR	—	(626,427)
	116,100	(a)	12/19/12	5.000	3 month LIBOR	(2,494,032)	3,402,019
	33,500	(a)	12/19/14	3 month LIBOR	5.000%	269,344	(347,754)
	11,000		05/25/15	4.533	3 month LIBOR	—	(210,603)
	25,000		10/19/15	4.965	3 month LIBOR	—	(229,144)
	44,900	(a)	12/19/17	5.250	3 month LIBOR	(1,759,271)	2,258,230
	80,000		03/23/20	3 month LIBOR	5.108	—	583,419
	38,500	(a)	12/19/22	5.250	3 month LIBOR	(2,047,545)	2,037,212
	9,000		03/30/35	5.330	3 month LIBOR	—	(37,246)
	10,000		04/09/35	5.266	3 month LIBOR	—	148,962
Bear Stearns & Co., Inc.	135,000		08/20/12	3 month LIBOR	5.282	—	(2,641,617)
	117,700	(a)	12/19/12	5.000	3 month LIBOR	(1,423,615)	2,297,190
	138,800	(a)	12/19/12	3 month LIBOR	5.000	(631,316)	(454,201)
	316,900	(a)	12/19/14	5.000	3 month LIBOR	(12,977,520)	13,719,250
	231,800	(a)	12/19/14	3 month LIBOR	5.000	627,194	(1,169,740)
	85,000		06/20/16	5.666	3 month LIBOR	—	4,855,531
	6,200	(a)	12/19/17	5.250	3 month LIBOR	105,682	—
	6,200	(a)	12/19/27	3 month LIBOR	5.250	9,230	—
	42,200	(a)	12/19/37	5.250	3 month LIBOR	(3,345,240)	2,710,282
Credit Suisse First Boston Corp.	9,200	(a)	12/19/17	5.250	3 month LIBOR	(140,444)	242,680
Deutsche Bank Securities, Inc.	70,200	(a)	12/19/12	5.000	3 month LIBOR	(974,492)	1,523,507
	GBP28,200	(a)	12/19/12	5.750	6 month BP	(271,912)	727,918
	$14,500	(a)	12/19/17	5.250	3 month LIBOR	230,550	—
	14,500	(a)	12/19/27	3 month LIBOR	5.250	30,088	—
JPMorgan Securities, Inc.	110,800	(a)	12/19/10	5.000	3 month LIBOR	(1,661,285)	2,823,667
	83,000	(a	12/19/12	3 month LIBOR	5.000	(383,235)	(265,886)
	58,000	(a)	12/19/12	5.000	3 month LIBOR	(82,228)	535,830
	79,000	(a)	12/19/14	5.000	3 month LIBOR	(761,799)	946,705
	64,400	(a)	12/19/22	5.250	3 month LIBOR	(4,093,066)	4,075,780
Salomon Smith Barney, Inc.	GBP56,400	(a)	12/19/12	5.750	6 month BP	1,319,236	(407,224)
	$2,100	(a)	12/19/14	3 month LIBOR	5.000	15,021	(19,936)

TOTAL						$(30,440,655)	$37,007,005

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain (Loss)

Banc of America Securities LLC	$25,000	11/02/07	$(283,094)
	30,000	12/31/07	(332,266)
	5,800	01/02/08	82,954
	74,000	01/31/08	418,959
	37,000	02/29/08	(208,110)
Citibank, Inc.	34,000	01/31/08	(375,075)
DMG & Partners	96,000	01/31/08	347,112
JPMorgan Securities, Inc.	18,000	11/02/07	(199,360)
	2,900	01/02/08	41,675
	50,000	01/31/08	(99,144)

TOTAL			$(606,349)

The fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.

Investment Abbreviations:
BP	—	British Pound Offered Rate
CMBS	—	Commercial Mortgage-Backed Securities
GBP	—	British Pounds
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments
October 31, 2007

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – 93.3%

Automotive – 0.6%
Ford Motor Credit Co.
$1,700,000	5.700%		01/15/10	$1,579,107

Banks – 18.7%
ANZ Capital Trust I(a)(b)
1,725,000	4.484		01/15/49	1,683,691
ANZ Capital Trust II(a)(b)
800,000	5.360		12/29/49	761,544
Astoria Financial Corp.(b)
225,000	5.750		10/15/12	225,825
Banca Popolare di Bergamo Capital Trust(a)
EUR475,000	8.364		02/05/49	738,234
Bank of America Corp.
$5,000,000	5.420		03/15/17	4,856,105
Greater Bay Bancorp Series D
2,700,000	5.125		04/15/10	2,702,168
GreenPoint Financial Corp.
600,000	3.200		06/06/08	593,676
HBOS PLC(a)(b)(c)
1,750,000	5.375		11/01/49	1,658,626
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610		06/27/49	961,158
Huntington National Bank
1,000,000	8.000		04/01/10	1,059,809
ING Capital Funding Trust III(b)(c)
1,075,000	8.439		12/31/49	1,161,672
JPMorgan Chase Bank NA
2,575,000	6.000		10/01/17	2,613,428
JPMorgan Chase Capital Co. Series T(b)
1,650,000	6.550		09/29/36	1,547,062
Key Bank N.A.(b)
1,000,000	6.500		10/15/27	1,014,194
Lehman Brothers Holdings E-Capital Trust I(b)(c)
675,000	6.290		08/19/65	632,163
Manufacturers & Traders Trust Co.(b)(c)
1,495,000	5.585		12/28/20	1,453,533
Mizuho JGB Investment LLC(a)(b)(c)
1,275,000	9.870		06/30/49	1,311,740
MUFG Capital Finance 1 Ltd.(c)
3,025,000	6.346		07/25/49	2,893,359
Nordea Bank Sweden AB(a)(b)(c)
2,380,000	8.950		11/29/49	2,543,696
North Fork Bancorp.(b)(c)
1,350,000	6.775		08/15/12	1,349,799
Popular North America, Inc.
1,795,000	4.250		04/01/08	1,784,725
RBS Capital Trust II(b)(c)
1,000,000	5.512		09/30/49	934,058
Resona Bank Ltd.(a)(c)
1,475,000	5.850	(b)	04/15/49	1,366,478
EUR925,000	4.125		09/27/49	1,237,728
Resona Preferred Global Securities Ltd.(a)(b)(c)
$3,475,000	7.191		07/30/49	3,489,623
Royal Bank of Scotland Group PLC(b)
2,425,000	9.118		03/31/49	2,593,741
Sovereign Bank
300,000	5.125		03/15/13	291,912
455,000	4.375	(b)(c)	08/01/13	450,066
Sumitomo Mitsui Banking Corp.(a)(b)(c)
450,000	5.625		10/15/49	420,059
Tokai Preferred Capital Co. LLC(a)(b)(c)
650,000	9.980		12/29/49	670,559
Unicredito Italiano Capital Trust II(a)(b)(c)
500,000	9.200		10/05/49	538,605
VTB Capital (Vneshtorgbank)(a)(c)
700,000	5.511		08/01/08	693,000
Wachovia Capital Trust III(b)(c)
1,775,000	5.800		03/15/42	1,760,894
Washington Mutual Bank
500,000	5.950		05/20/13	476,060

				48,468,990

Brokerage – 7.8%
Bear Stearns Co., Inc.
5,500,000	5.550		01/22/17	5,142,027
Lehman Brothers Capital Trust VII(a)(b)
825,000	5.857		11/29/49	770,034
Lehman Brothers Holdings, Inc.
EUR5,150,000	5.375		10/17/12	7,348,231
$750,000	6.200		09/26/14	754,867
Merrill Lynch & Co., Inc.
1,200,000	6.400		08/28/17	1,206,913
Morgan Stanley(b)
5,100,000	5.550		04/27/17	4,963,070

				20,185,142

Captive Auto – 0.4%
General Motors Acceptance Corp.
1,275,000	6.875		09/15/11	1,180,494

Captive Financial(b) – 0.6%
Nelnet, Inc.
1,760,000	5.125		06/01/10	1,696,773

Distributor(a)(b) – 0.4%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,061,500

Diversified Manufacturing(b) – 0.8%
Tyco International Group SA
2,000,000	6.875		01/15/29	2,027,696

Electric(b) – 4.4%
Arizona Public Service Co.
500,000	6.250		08/01/16	510,090
CenterPoint Energy, Inc. Series B
350,000	7.250		09/01/10	368,020
Commonwealth Edison Co.
1,475,000	6.150		09/15/17	1,505,568
1,025,000	5.900		03/15/36	976,484
MidAmerican Energy Holdings Co.
280,000	7.520		09/15/08	285,434
2,100,000	6.125		04/01/36	2,077,284

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Corporate Bonds – (continued)

Electric(b) – (continued)
NiSource Finance Corp.(c)
$500,000	6.064%		11/23/09	$498,057
Ohio Edison Co.
1,500,000	6.875		07/15/36	1,570,926
Progress Energy, Inc.
2,175,000	5.625		01/15/16	2,154,566
1,000,000	7.000		10/30/31	1,091,805
Tampa Electric Co.
275,000	6.550		05/15/36	287,494

				11,325,728

Energy(b) – 2.6%
Kerr-McGee Corp.
3,000,000	6.950		07/01/24	3,192,615
Valero Energy Corp.
3,450,000	6.625		06/15/37	3,552,168

				6,744,783

Entertainment – 0.6%
Time Warner Entertainment Co.
1,290,000	8.375		03/15/23	1,519,137

Food & Beverage – 0.3%
Kraft Foods, Inc.
750,000	6.500		08/11/17	786,937

Gaming(b) – 0.9%
Harrah’s Operating Co., Inc.
2,425,000	5.500		07/01/10	2,340,125

Life Insurance – 6.7%
American International Group, Inc.(b)
1,350,000	6.250		03/15/37	1,256,319
Americo Life, Inc.(a)(b)
550,000	7.875		05/01/13	563,638
AXA Financial, Inc.(b)
805,000	7.750		08/01/10	859,868
AXA SA(a)(b)(c)
550,000	6.463		12/31/49	511,409
Lincoln National Corp.(b)(c)
1,600,000	7.000		05/17/66	1,628,812
Nationwide Life Global Funding I(a)
2,450,000	5.450		10/02/12	2,455,655
Phoenix Life Insurance Co.(a)(b)
2,600,000	7.150		12/15/34	2,735,023
Reinsurance Group of America, Inc.
625,000	6.750		12/15/11	652,788
2,250,000	6.750	(b)(c)	12/15/65	2,126,450
SL Finance PLC(c)
EUR650,000	6.375		07/12/22	983,644
Stingray Pass-Through Trust(a)
$400,000	5.902		01/12/15	296,511
Symetra Financial Corp.(b)
1,600,000	6.125	%(a)	04/01/16	1,604,573
725,000	8.300	(c)	10/15/37	739,269
The MONY Group, Inc.(b)
1,000,000	8.350		03/15/10	1,070,295

				17,484,254

Lodging(b) – 0.7%
Starwood Hotels & Resorts Worldwide, Inc.
1,925,000	6.250		02/15/13	1,931,451

Media – Cable – 2.3%
Comcast Cable Communications Holdings, Inc.
1,350,000	9.455		11/15/22	1,751,287
Cox Communications, Inc.(b)
850,000	4.625		01/15/10	840,588
Cox Enterprises, Inc.(a)(b)
3,275,000	4.375		05/01/08	3,261,772

				5,853,647

Media – Non Cable(b) – 0.7%
AMFM, Inc.
1,700,000	8.000		11/01/08	1,738,250

Metals & Mining(b) – 1.0%
Falconbridge Ltd.
500,000	7.250		07/15/12	536,571
Inco Ltd.
2,050,000	5.700		10/15/15	2,034,593

				2,571,164

Noncaptive – Financial – 7.1%
American General Finance Corp.(f)
1,825,000	8.450		10/15/09	1,946,516
Capital One Financial Corp.
1,775,000	5.700		09/15/11	1,780,154
GATX Financial Corp.(b)
3,400,000	5.125		04/15/10	3,431,413
MGIC Investment Corp.(b)
1,300,000	5.625		09/15/11	1,267,313
Nelnet, Inc.(b)(c)
625,000	7.400		09/29/36	617,412
PHH Corp.(b)
3,088,000	6.000		03/01/08	3,096,029
750,000	7.125		03/01/13	761,830
Residential Capital LLC(b)
1,150,000	6.375		06/30/10	848,125
SLM Corp.
5,000,000	5.400		10/25/11	4,626,785

				18,375,577

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Pipelines(b) – 7.1%
Energy Transfer Partners LP
$6,652,000	5.950%	02/01/15	$6,567,175
Enterprise Products Operating LP
1,805,000	4.950	06/01/10	1,795,899
2,350,000	5.600	10/15/14	2,314,265
275,000	5.000	03/01/15	259,339
Gulf South Pipeline Co. LP(a)
2,375,000	6.300	08/15/17	2,432,164
ONEOK Partners LP
1,375,000	5.900	04/01/12	1,403,606
1,400,000	6.850	10/15/37	1,462,685
Panhandle Eastern PipeLine
150,000	4.800	08/15/08	149,283
Southern Natural Gas Co.(a)
700,000	5.900	04/01/17	682,781
TransCanada PipeLines Ltd.(c)
1,500,000	6.350	05/15/67	1,451,252

			18,518,449

Property/Casualty Insurance – 8.3%
Ace Capital Trust II(b)
250,000	9.700	04/01/30	329,038
AON Capital Trust A
1,000,000	8.205	01/01/27	1,075,594
Arch Capital Group Ltd.(b)
1,245,000	7.350	05/01/34	1,327,624
Aspen Insurance Holdings Ltd.(b)
1,025,000	6.000	08/15/14	1,008,242
Catlin Insurance Co. Ltd.(a)(b)(c)
1,050,000	7.249	01/19/49	990,795
CNA Financial Corp.(b)
1,000,000	5.850	12/15/14	990,256
Endurance Specialty Holdings Ltd.(b)
1,100,000	6.150	10/15/15	1,077,107
1,350,000	7.000	07/15/34	1,283,252
Everest Reinsurance Holdings, Inc.(b)(c)
1,500,000	6.600	05/15/37	1,402,595
Marsh & McLennan Cos., Inc.(b)
1,000,000	5.150	09/15/10	1,002,340
PartnerRe Finance(b)(c)
175,000	6.440	12/01/66	161,099
QBE Capital Funding II LP(a)(b)(c)
925,000	6.797	06/01/49	904,648
QBE Insurance Group Ltd.(a)(b)(c)
855,000	5.647	07/01/23	841,872
Swiss Re Capital I LP(a)(b)(c)
2,475,000	6.854	05/29/49	2,496,302
The Chubb Corp.(b)(c)
1,625,000	6.375	03/29/37	1,603,006
The Travelers Cos., Inc.(b)(c)
1,300,000	6.250	03/15/37	1,262,387
White Mountains Reinsurance Group Ltd.(a)(b)
1,725,000	6.375%	03/20/17	1,689,898
ZFS Finance USA Trust II(a)(b)(c)
2,100,000	6.450	12/15/65	2,019,620

			21,465,675

Real Estate Investment Trust – 11.5%
Arden Realty LP(b)
1,160,000	5.200	09/01/11	1,173,472
BRE Properties, Inc.(b)
3,525,000	7.450	01/15/11	3,717,895
Camden Property Trust(d)
1,650,000	4.375	01/15/10	1,618,356
Colonial Realty LP(b)
1,750,000	6.050	09/01/16	1,674,524
Health Care Property Investors, Inc.(b)
1,825,000	5.950	09/15/11	1,846,621
Highwoods Properties, Inc.(b)
2,925,000	5.850	03/15/17	2,754,148
Hospitality Properties Trust(b)
2,150,000	6.700	01/15/18	2,169,879
iStar Financial, Inc. Series B(b)
3,200,000	5.700	03/01/14	2,910,298
Liberty Property LP(b)
225,000	7.750	04/15/09	232,538
Pan Pacific Retail Properties, Inc.(b)
1,350,000	5.950	06/01/14	1,371,217
Post Apartment Homes LP
1,500,000	7.700	12/20/10	1,607,536
3,000,000	6.300 (b)	06/01/13	3,049,917
ProLogis(b)
2,250,000	5.500	04/01/12	2,221,634
Shurgard Storage Centers, Inc.(b)
2,050,000	7.750	02/22/11	2,182,498
Simon Property Group LP(b)(f)
200,000	7.000	06/15/08	202,462
1,000,000	5.600	09/01/11	1,002,382

			29,735,377

Restaurants(b) – 0.5%
Darden Restaurants, Inc.
1,225,000	5.625	10/15/12	1,235,725

Retailers(b) – 3.0%
CVS Caremark Corp.
800,000	6.250	06/01/27	795,485
Federated Retail Holdings, Inc.
2,050,000	5.350	03/15/12	1,998,600
Lowe’s Cos, Inc.
5,000,000	5.600	09/15/12	5,071,140

			7,865,225

Software(b) – 0.5%
Sabre Holdings Corp.
1,300,000	6.350	03/15/16	1,183,000

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Tobacco – 0.8%
Altria Group, Inc.
$275,000	7.000%	11/04/13	$301,170
393,000	7.750	01/15/27	487,536
Imperial Tobacco Overseas BV
1,200,000	7.125	04/01/09	1,233,156

			2,021,862

Wireless Telecommunications(b) – 2.4%
AT&T Wireless Services, Inc.
900,000	8.750	03/01/31	1,160,125
Intelsat
350,000	5.250	11/01/08	346,500
Sprint Capital Corp.
1,500,000	7.625	01/30/11	1,583,700
3,150,000	6.875	11/15/28	3,021,385

			6,111,710

Wirelines Telecommunications – 2.6%
Ameritech Capital Funding
575,000	6.250	05/18/09	588,429
Bellsouth Telecommunications, Inc.
426,000	6.125	09/23/08	430,092
Deutsche Telekom International Finance BV
550,000	5.375 (b)	03/23/11	553,551
1,650,000	8.250	06/15/30	2,056,887
France Telecom SA
175,000	8.125	01/28/33	328,044
Telecom Italia Capital(b)
700,000	4.000	01/15/10	683,244
1,700,000	4.950	09/30/14	1,626,132
TPSA Finance BV(a)
350,000	7.750	12/10/08	359,597

			6,625,976

TOTAL CORPORATE BONDS
(Cost $244,921,028)			$241,633,754

Emerging Market Debt(a)(b) – 0.6%

Lukoil International Finance BV
$1,525,000	6.656%	06/07/22	$1,459,730
(Cost $1,525,000)

Municipal Bond(c) – 0.1%

Ohio – 0.1%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2 (BBB/Baa3)
375,000	5.125%	06/01/24	$361,721
(Cost $362,977)

U.S. Treasury Obligations – 0.8%

Sovereign – 0.8%
United States Treasury Bond
$1,900,000	5.000%	05/15/37	$1,976,891
(Cost $1,976,891)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 94.8%
(Cost $248,785,896)			$245,432,096

Repurchase Agreement(e) – 4.1%

Joint Repurchase Agreement Account II
$10,600,000	4.933%	11/01/07	$10,600,000
Maturity Value: $10,601,452
(Cost $10,600,000)

TOTAL INVESTMENTS – 98.9%
(Cost $259,385,896)			$256,032,096

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			2,833,883

NET ASSETS – 100.0%			$258,865,979

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Description

EUR	=	Euro

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $45,212,263, which represents approximately 17.5% of net assets as of October 31, 2007.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	All or portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 83.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

			Value on
Open Forward Foreign Currency	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Date	Value	Loss

British Pound	Sale	11/15/07	$528,858	$545,610	$(16,752)
Euro	Sale	11/20/07	10,412,931	10,616,505	(203,574)

TOTAL					$(220,326)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	5	December 2007	$1,190,625	$3,168
Eurodollars	12	March 2008	2,865,150	12,050
Eurodollars	9	June 2008	2,151,450	10,698
Eurodollars	5	September 2008	1,196,125	5,823
Eurodollars	5	December 2008	1,196,250	6,322
Eurodollars	5	March 2009	1,195,688	6,292
Eurodollars	5	June 2009	1,194,500	5,918
5 Year Euro-Bond	(65)	December 2007	(10,141,509)	(25,893)
U.S. Treasury Bonds	46	December 2007	5,179,312	30,453
2 Year U.S. Treasury Notes	(7)	December 2007	(1,449,766)	2,503
5 Year U.S. Treasury Notes	241	December 2007	25,869,844	(6,938)
10 Year U.S. Treasury Notes	(328)	December 2007	(36,085,125)	(228,731)

TOTAL				$(178,335)

SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$8,000		09/02/10	4.309%	3 month LIBOR	$—	$(83,263)
	5,000		05/23/12	4.374	3 month LIBOR	—	(161,848)
	1,700	(a)	12/19/12	5.000	3 month LIBOR	8,803	4,493
	7,000		10/19/15	4.965	3 month LIBOR	—	40,730
	4,000		03/19/35	5.288	3 month LIBOR	—	(38,056)
	2,800		04/09/35	5.266	3 month LIBOR	—	2,727
Bear Stearns & Co., Inc.	2,200	(a)	12/19/12	5.000	3 month LIBOR	(29,593)	46,799
	27,100	(a)	12/19/14	5.000	3 month LIBOR	(764,634)	828,064
	400	(a)	12/19/17	5.250	3 month LIBOR	6,818	—
	400	(a)	12/19/27	3 month LIBOR	5.250%	595	—
Deutsche Bank Securities, Inc.	900	(a)	12/19/17	5.250	3 month LIBOR	14,310	—
	900	(a)	12/19/27	3 month LIBOR	5.250%	1,867	—
	2,800	(a)	12/19/37	5.250	3 month LIBOR	(262,373)	220,243
JPMorgan Securities, Inc.	15,100	(a)	12/19/22	3 month LIBOR	5.250	942,627	(938,574)

TOTAL						$(81,580)	$(78,685)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
October 31, 2007

ADDITIONAL INVESTMENT INFORMATION (continued)
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rates		Payments made
		Amount	Paid (received) by	Termination	(received) by	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	the Fund	Gain (Loss)

Protection Purchased:
Banc of America Securities LLC	Core Investment Grade Bond Trust	$18,900	0.350%	06/20/12	$4,716	$226,320
	Lowe’s Cos., Inc. 8.250%, 06/01/10	5,000	0.180	06/20/13	—	29,108
Deutsche Bank Securities, Inc.	Core Investment Grade Bond Trust	18,000	0.650	12/20/16	(132,725)	356,110
	CDX North America Investment Grade Index	25,000	0.600	06/20/17	755,309	(361,956)
JPMorgan Securities, Inc.	Core Investment Grade Bond Trust	18,400	0.400	12/20/11	(32,093)	182,630
Protection Sold:
JPMorgan Securities, Inc.	Countrywide Home Loans Inc. 4.000%, 03/22/11	2,500	(0.045)	03/20/12	—	(336,801)
Salomon Smith Barney, Inc.	Residential Capital LLC 2.570%, 09/20/12	1,050	(2.570)	09/20/12	—	(248,127)

TOTAL					$595,207	$(152,716)

Investment Abbreviation:
LIBO	R	— London Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments
October 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – 17.0%

Airlines – 0.0%
United Air Lines, Inc.
$1,105	6.602%		09/01/13	$1,110

Banks – 4.6%
ANZ Capital Trust I
250,000	4.484		01/15/49	244,013
Bank of America NA(a)
500,000	5.646		12/18/08	499,681
Barclays Bank PLC(a)
830,000	5.713		03/13/09	831,613
Citigroup, Inc.
525,000	4.125		02/22/10	514,409
Fortis Bank NY(a)
400,000	5.265		04/28/08	399,847
JPMorgan Chase Capital XXII Series V(b)
250,000	6.450		02/02/37	231,274
MUFG Capital Finance 1 Ltd.(a)
250,000	6.346		07/29/49	239,121
Nordea Bank Finland PLC(c)
400,000	5.298		05/28/08	399,829
Rabobank Nederland(a)(c)
500,000	5.243		04/06/09	499,237
Resona Preferred Global Securities Ltd.(a)(b)(c)
300,000	7.191		12/29/49	301,262
Royal Bank of Scotland Group PLC(b)
175,000	9.118		03/31/49	187,177
200,000	7.640	(a)	09/29/49	207,302
200,000	6.990	(a)(c)	10/05/49	202,139
UFJ Finance Aruba AEC
30,000	6.750		07/15/13	31,263
Washington Mutual, Inc.
350,000	8.250		04/01/10	367,526

				5,155,693

Brokerage – 2.3%
Citigroup Global Markets Holdings, Inc.(a)
1,200,000	5.794		03/17/09	1,200,892
Lehman Brothers Capital Trust VII(a)(b)
75,000	5.857		11/29/49	70,003
Lehman Brothers Holdings, Inc.
EUR400,000	5.375		10/17/12	570,737
Merrill Lynch & Co., Inc.
$200,000	6.400		08/28/17	201,152
Morgan Stanley(a)
550,000	5.493		01/09/12	541,143

				2,583,927

Captive Financial(c) – 0.1%
VTB Capital SA
150,000	6.609		10/31/12	148,840

Distributors(b)(c) – 0.8%
Ras Laffan Liquefied Natural Gas Co. Ltd.
34,144	3.437		09/15/09	33,953
Southern Star Central Gas Pipeline, Inc.
900,000	6.000		06/01/16	868,500

				902,453

Electric(b) – 0.9%
AEP Texas Central Co.
115,000	6.650		02/15/33	119,181
Arizona Public Service Co.
150,000	6.250		08/01/16	153,027
Commonwealth Edison Co.
150,000	5.875		02/01/33	143,657
125,000	5.900		03/15/36	119,083
MidAmerican Energy Holdings Co.
250,000	6.125		04/01/36	247,296
Progress Energy, Inc.
100,000	5.625		01/15/16	99,061
Scottish Power PLC
125,000	4.910		03/15/10	124,168

				1,005,473

Energy – 1.5%
Anadarko Petroleum Corp.(b)
325,000	5.950		09/15/16	326,749
Canadian Natural Resources Ltd.(b)
275,000	5.700		05/15/17	272,026
75,000	6.500		02/15/37	76,519
Halliburton Co.(c)
25,000	7.600		08/15/96	28,345
Kerr-McGee Corp.(b)
75,000	6.950		07/01/24	79,929
Nexen, Inc.(b)
375,000	6.400		05/15/37	373,117
Valero Energy Corp.(b)
375,000	6.625		06/15/37	386,105
XTO Energy, Inc.(b)
150,000	5.000		01/31/15	144,645

				1,687,435

Entertainment(b) – 0.1%
Universal City Development Partners
125,000	11.750		04/01/10	130,625

Food & Beverage – 0.3%
Kraft Foods, Inc.
150,000	6.500		08/11/17	157,387
Land O’ Lakes, Inc.(b)
125,000	8.750		11/15/11	127,813

				285,200

Gaming(b) – 0.2%
Mohegan Tribal Gaming Authority
170,000	6.375		07/15/09	170,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Life Insurance(b) – 0.3%
American International Group, Inc.
$100,000	6.250%	03/15/37	$93,061
Americo Life, Inc.(c)
50,000	7.875	05/01/13	51,240
Phoenix Life Insurance Co.(c)
100,000	7.150	12/15/34	105,193
Symetra Financial Corp.(c)
100,000	6.125	04/01/16	100,286

			349,780

Media – Cable – 0.7%
Comcast Cable Communications Holdings, Inc.
175,000	9.455	11/15/22	225,955
Cox Communications, Inc.(b)(c)
150,000	5.875	12/01/16	149,316
Time Warner Cable, Inc.(b)(c)
250,000	5.400	07/02/12	248,827
150,000	6.550	05/01/37	150,861

			774,959

Media – Non Cable(b) – 0.4%
AMFM, Inc.
50,000	8.000	11/01/08	51,125
Clear Channel Communications, Inc.
125,000	4.625	01/15/08	124,063
Dex Media East LLC
125,000	9.875	11/15/09	128,086
DIRECTV Holdings/Finance LLC
125,000	8.375	03/15/13	130,625

			433,899

Metals & Mining(b) – 0.1%
GrafTech Finance, Inc.
125,000	10.250	02/15/12	130,625

Noncaptive – Financial – 1.1%
Countrywide Home Loans, Inc.
75,000	4.250	12/19/07	74,111
GATX Financial Corp.(b)
150,000	8.875	06/01/09	158,792
General Electric Capital Corp.
810,000	4.125	09/01/09	800,128
Pemex Project Funding Master Trust
20,000	9.125	10/13/10	22,260
Residential Capital LLC(b)
175,000	7.875	06/30/10	129,063

			1,184,354

Pipelines – 1.7%
Boardwalk Pipelines LP(b)
200,000	5.875	11/15/16	198,011
El Paso Corp.(b)
500	7.750	01/15/32	509
Energy Transfer Partners LP(b)
500,000	5.950	02/01/15	493,624
Enterprise Products Operating LP(b)
125,000	5.600	10/15/14	123,099
75,000	5.000	03/01/15	71,242
100,000	7.034	01/15/68	91,764
Gulf South Pipeline Co. LP(b)(c)
175,000	6.300	08/15/17	179,212
ONEOK Partners LP(b)
225,000	6.150	10/01/16	227,766
125,000	6.650	10/01/36	126,506
Southern Natural Gas Co.(b)(c)
50,000	5.900	04/01/17	48,770
Tennessee Gas Pipeline Co.
325,000	7.625	04/01/37	355,103

			1,915,606

Property/Casualty Insurance – 0.7%
CNA Financial Corp.
150,000	7.250	11/15/23	156,791
Endurance Specialty Holdings Ltd.(b)
75,000	6.150	10/15/15	73,439
150,000	7.000	07/15/34	142,583
QBE Capital Funding II LP(a)(b)(c)
175,000	6.797	06/01/49	171,150
Swiss Re Capital I LP(a)(b)(c)
100,000	6.854	05/25/49	100,861
The Chubb Corp.(a)(b)
125,000	6.375	03/29/37	123,308

			768,132

Real Estate Investment Trust(b) – 0.2%
iStar Financial, Inc. Series B
100,000	5.700	03/01/14	90,947
Westfield Capital Corp.(c)
150,000	5.125	11/15/14	142,981

			233,928

Wireless Telecommunications – 0.6%
Hellas Telecommunications Luxembourg V(a)
EUR125,000	8.232	10/15/12	181,068
Inmarsat Finance II PLC(b)
$125,000	10.375	11/15/12	121,250
Sprint Capital Corp.(b)
375,000	6.875	11/15/28	359,689

			662,007

Wirelines Telecommunications – 0.4%
Deutsche Telekom International Finance BV
200,000	8.250	06/15/30	249,320
New England Telephone & Telegraph Co.(g)
5,000	7.875	11/15/29	5,718
Telecom Italia Capital(b)
150,000	4.950	09/30/14	143,482

			398,520

TOTAL CORPORATE BONDS
(Cost $18,983,516)			18,922,566

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – 61.2%

Adjustable Rate Non-Agency(a) – 19.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$176,213	4.991%	04/25/35	$175,188
American Home Mortgage Assets Series 2007-1, Class A1
901,737	5.633	02/25/47	877,503
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
229,441	4.453	04/25/34	227,146
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
570,504	5.080	06/25/35	564,624
Countrywide Alternative Loan Trust Series 2005-38, Class A3
389,693	5.223	09/25/35	382,208
Countrywide Home Loan Series 2004-HYB5, Class 2A1
445,351	4.855	04/20/35	442,045
Countrywide Home Loans Series 2004-HYB6, Class A2
206,721	4.560	11/20/34	204,081
Countrywide Home Loans Series 2005-HYB4, Class 2A1
844,641	4.898	08/20/35	833,671
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
92,657	4.750	12/25/34	91,576
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
461,484	4.399	06/25/34	455,803
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
752,994	5.751	12/19/35	735,920
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
847,328	5.201	11/19/36	831,110
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
1,686,797	5.211	01/19/38	1,644,818
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
558,839	5.377	08/25/35	559,052
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
682,722	5.069	07/25/35	676,679
Lehman XS Trust Series 2006-2N, Class 1A1
1,767,335	5.133	02/25/46	1,734,108
Lehman XS Trust Series 2007-16N, Class 2A2
1,492,771	5.723	09/25/47	1,486,706
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
49,759	5.253	11/25/34	48,899
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
878,229	7.333	12/25/46	868,038
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
774,196	5.351	10/25/34	781,043
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
598,441	5.983	01/25/46	586,865
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
1,000,000	6.550	11/25/37	1,003,300
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
748,168	5.207	09/25/35	741,823
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
797,367	5.185	09/25/35	783,326
Structured Adjustable Rate Mortgage Loan Series 2004-12, Class 3A2
107,844	5.250	09/25/34	107,644
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
476,804	5.450	11/25/34	477,119
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 3A1
279,554	4.380	05/25/34	275,035
Structured Adjustable Rate Mortgage Loan Series 2006-1, Class 5A2
1,000,000	5.250	02/25/36	1,003,153
WAMU Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
343,908	4.243	06/25/34	339,299
WAMU Mortgage Pass-Through Certificates Series 2006-AR2, Class 1A1
818,821	5.314	03/25/37	812,902
WAMU Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1
918,795	5.349	03/25/37	913,782
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
1,529,854	5.040	04/25/35	1,480,635

			22,145,101

Collateralized Mortgage Obligations – 1.6%
Planned Amortization Class – 0.5%
FNMA Series 2005-70, Class PA
580,551	5.500	08/25/35	583,488

Regular Floater(a)(d) – 0.2%
FHLMC Series 3038, Class XA
73,654	0.000	09/15/35	74,387
FHLMC Series 3167, Class X
82,718	0.000	06/15/36	80,011
FHLMC Series 3176, Class XI
429,723	0.000	10/15/35	11,125
FHLMC Series 3268, Class DO
96,282	0.000	01/15/37	100,615

			266,138

Sequential Fixed Rate – 0.9%
FHLMC Series 3200, Class AD
1,001,221	5.500	05/15/29	1,005,630

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$24,000,357

Commercial Mortgage Backed Securities – 3.5%
Sequential Fixed Rate – 3.5%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
530,000	5.118	07/11/43	524,408

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
$1,000,000	5.353%	09/10/47	$980,796
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
745,000	6.957	09/15/35	778,427
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A
1,000,000	4.936	08/15/42	958,554
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4
700,000	5.440	06/12/47	687,856

			3,930,041

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES			$3,930,041

Federal Agencies – 36.2%
Adjustable Rate FHLMC(a) – 0.9%
716,965	4.816	09/01/35	711,440
342,692	5.752	04/01/37	347,042

			1,058,482

FHLMC – 2.3%
400,568	5.000	05/01/18	395,959
364,471	5.500	05/01/33	360,082
775,834	5.500	06/01/37	763,807
961,276	7.500	08/01/37	1,004,351

			2,524,199

FNMA – 31.9%
66,587	4.500	04/01/18	64,593
3,372,553	4.500	06/01/18	3,269,781
921,952	4.500	01/01/19	894,329
232,375	6.000	02/01/19	236,480
403,463	5.000	05/01/19	398,852
501,618	4.000	06/01/19	474,196
516,175	5.000	08/01/19	509,165
461,857	6.000	08/01/19	470,017
509,535	6.000	09/01/19	519,405
901,290	5.500	06/01/20	905,277
641,485	6.000	12/01/20	653,912
560,196	5.000	01/01/21	551,714
806,253	6.000	04/01/21	821,479
291,432	6.000	06/01/21	296,575
265,342	5.500	07/01/21	265,847
226,552	6.000	07/01/21	230,433
739,526	6.000	12/01/32	747,935
857,113	5.500	12/01/33	847,112
490,834	5.500	02/01/34	484,727
116,320	6.000	02/01/34	117,533
481,518	5.500	03/01/34	475,527
974,763	5.500	04/01/34	963,388
332,988	5.500	05/01/34	328,845
257,582	5.500	07/01/34	254,376
700,929	5.500	08/01/34	692,210
1,198,220	5.500	09/01/34	1,183,314
3,850,390	5.500	11/01/34	3,802,488
1,346,188	5.500	01/01/35	1,329,440
1,375,832	5.500	02/01/35	1,358,716
332,281	5.000	11/01/35	319,128
191,819	4.500	03/01/36	178,684
1,394,402	5.000	03/01/36	1,339,204
2,694,277	5.000	07/01/36	2,586,520
1,159,343	6.000	11/01/36	1,168,100
878,476	5.000	02/01/37	843,170
978,085	5.000	03/01/37	938,966
995,554	5.000	04/01/37	955,543
975,002	8.000	10/01/37	1,027,343
3,000,000	7.000	TBA-15yr(e )	3,106,875

			35,611,199

GNMA – 1.1%
1,226,653	5.500	05/15/36	1,219,372

TOTAL FEDERAL AGENCIES			$40,413,252

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $68,555,062)			$68,343,650

Agency Debentures – 2.3%

FHLB
$2,400,000	4.625%	09/11/20	$2,301,747
FNMA
300,000	4.625	05/01/13	296,692

TOTAL AGENCY DEBENTURES
(Cost $2,581,065)			$2,598,439

Asset-Backed Securities – 4.4%

Automotive – 0.8%
Capital Auto Receivables Asset Trust Series 2004-2, Class A3
$256,451	3.580%	01/15/09	$255,791
Nissan Auto Receivables Owner Trust Series 2006-C, Class A3
675,000	5.440	04/15/10	678,093

			933,884

Credit Card – 0.6%
Citibank Credit Card Master Trust I Series 1998-2, Class A
600,000	6.050	01/15/10	601,356

Home Equity – 2.5%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(a)
26,921	5.273	10/27/32	25,043
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(a)
16,227	5.203	10/25/32	15,880

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Asset-Backed Securities – (continued)

Home Equity – (continued)
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(a)
$8,719	5.323%	03/25/43	$8,658
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
500,000	6.129	10/25/37	500,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
150,000	6.379	10/25/37	150,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
250,000	6.579	10/25/37	250,000
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(a)
2,693	5.493	01/25/32	2,634
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(a)
5,783	5.758	03/20/31	5,738
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
100,000	7.000	09/25/37	100,187
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
150,000	7.000	09/25/37	150,281
GSAMP Trust Series 2002-NC1, Class A2(a)
274	5.513	07/25/32	270
Home Equity Asset Trust Series 2002-1, Class A4(a)
257	5.473	11/25/32	249
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
500,000	6.235	11/20/36	497,391
Renaissance Home Equity Loan Trust Series 2003-2, Class A(a)
3,426	5.313	08/25/33	3,348
Renaissance Home Equity Loan Trust Series 2003-3, Class A(a)
11,751	5.373	12/25/33	11,423
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(a)
3,047	5.173	03/25/32	3,028
Saxon Asset Securities Trust Series 2002-1, Class AV2(a)
622	5.143	01/25/32	620
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(a)(c)
1,122,586	5.143	11/25/35	1,100,101

			2,824,851

Sallie Mae Student Loans(a) – 0.5%
SLM Student Loan Trust Series 2005-6, Class A5B
500,000	5.094	07/27/26	499,777

TOTAL ASSET-BACKED SECURITIES
(Cost $4,914,521)			$4,859,868

Credit Linked Note(b)(c) – 0.3%

Turkey – 0.3%
Republic of Turkey Inflation Linked
$250,000	9.500%	02/17/12	$279,790
(Cost $282,923)

Foreign Debt Obligations – 6.8%

Government of Japan
JPY630,000,000	1.700%	12/20/16	$5,545,545
Israel Government AID Bond
$50,000	5.500	04/26/24	52,743
40,000	5.500	09/18/33	42,886
Republic of Argentina
ARS2,671,118	2.000 (a)	01/03/16	675,695
$1,170,000	7.000	09/12/13	1,049,718
Republic of Peru
230,000	9.125	01/15/08	231,725
United Mexican States(a)
30,000	5.943	01/13/09	30,240

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,401,222)			$7,628,552

Municipal Bonds(a) – 0.3%

New York – 0.0%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Residuals Series 2005-1105 (FSA)
$10,000	6.530%	06/15/34	$10,725

Ohio – 0.3%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
75,000	5.125	06/01/24	72,344
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
75,000	5.875	06/01/30	73,934
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
150,000	5.875	06/01/47	145,437

			291,715

TOTAL MUNICIPAL BONDS
(Cost $303,299)			$302,440

# of	Exercise	Expiration
Contracts	Price	Date	Value
Option Purchased on Futures Contracts – 0.0%

U.K. 3 Month Sterling Call
GBP7	93.75	12/19/07	$954
(Cost $0)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 92.3%
(Cost $103,021,607)			$102,936,259

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Repurchase Agreement(f) – 6.0%

Joint Repurchase Agreement Account II
$6,700,000	4.933%	11/01/07	$6,700,000
Maturity Value: $6,700,918
(Cost $6,700,000)

TOTAL INVESTMENTS – 98.3%
(Cost $109,721,607)			$109,635,305

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			1,946,836

NET ASSETS – 100.0%			$111,582,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

•	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Description

ARS	=	Argentine Peso
EUR	=	Euro Currency
GBP	=	British Pounds
JPY	=	Japanese Yen
TRY	=	Turkish Lira

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,930,903, which represents approximately 5.3% of net assets as of October 31, 2007.

(d)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $3,106,875 which represents approximately 2.8% of net assets as of October 31, 2007.

(f)	Joint repurchase agreement was entered into on October 31, 2007. Additional information appears on page 83.

(g)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Security ratings disclosed, if any, are issued by Standard & Poors/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/19/07	$1,670,218	$1,783,342	$113,124
British Pound	Purchase	11/15/07	34,635	35,572	937
British Pound	Purchase	12/19/07	323,000	328,928	5,928
Canadian Dollar	Purchase	12/19/07	347,000	357,666	10,666
Euro	Purchase	11/20/07	143,460	146,283	2,823
Euro	Purchase	12/19/07	4,555,301	4,670,497	115,196
New Zealand Dollar	Purchase	12/19/07	419,623	437,961	18,338
Norwegian Krone	Purchase	12/19/07	1,107,387	1,156,897	49,510
Swedish Krona	Purchase	12/11/07	32,540	34,444	1,904
Swedish Krona	Purchase	12/19/07	1,034,292	1,066,629	32,337
Swiss Franc	Purchase	12/19/07	2,048,184	2,084,965	36,781
Turkish Lira	Purchase	12/19/07	1,259,952	1,291,997	32,045

TOTAL					$419,589

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Sale	12/19/07	$543,000	$579,034	$(36,034)
British Pound	Sale	11/15/07	132,482	136,743	(4,261)
British Pound	Sale	12/19/07	1,701,176	1,753,612	(52,436)
Canadian Dollar	Sale	12/19/07	1,034,000	1,077,804	(43,804)
Euro	Sale	11/20/07	587,230	598,563	(11,333)
Euro	Sale	12/19/07	4,281,000	4,395,016	(114,016)
Japanese Yen	Sale	11/21/07	5,500,153	5,504,895	(4,742)
Japanese Yen	Purchase	12/19/07	2,587,201	2,569,374	(17,827)
Japanese Yen	Sale	12/19/07	1,187,623	1,192,328	(4,705)
New Zealand Dollar	Purchase	12/19/07	346,000	345,640	(360)
New Zealand Dollar	Sale	12/19/07	1,053,392	1,113,990	(60,599)
Norwegian Krone	Sale	12/19/07	396,000	423,878	(27,878)
Swedish Krona	Sale	12/11/07	102,380	107,584	(5,204)
Swiss Franc	Sale	12/19/07	2,051,752	2,084,252	(32,500)
Turkish Lira	Sale	12/18/07	1,163,176	1,291,997	(128,821)

TOTAL					$(544,520)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	22	December 2007	$5,238,750	$13,457
Eurodollars	5	March 2008	1,193,813	4,537
Eurodollars	5	June 2008	1,195,250	5,162
Eurodollars	5	September 2008	1,196,125	5,823
Eurodollars	5	December 2008	1,196,250	6,322
Eurodollars	5	March 2009	1,195,688	6,293
Eurodollars	5	June 2009	1,194,500	5,918
10 Year Japanese Yen Bond	(4)	December 2007	(4,715,122)	(22,225)
5 Year Euro-Bobl	(66)	December 2007	(10,297,532)	(8,767)
U.K. Life Long Gilt	(1)	December 2007	(223,109)	599
U.S. Treasury Bonds	(42)	December 2007	(4,728,938)	9,393
2 Year U.S. Treasury Notes	68	December 2007	14,083,438	6,862
5 Year U.S. Treasury Notes	75	December 2007	8,050,781	38,646
10 Year U.S. Treasury Notes	(10)	December 2007	(1,100,156)	(6,581)

TOTAL				$65,439

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At October 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

ABN Amro Bank NV	EUR 130	(a)	12/19/17	6 month EURO	4.500%	$3,557	$(1,204)
	SEK 1,000	(a)	12/19/17	4.500%	3 month STIB	(4,733)	663
Banc of America Securities LLC	CAD 900		05/31/10	3 month CDOR	4.967	—	(5,867)
	80		05/31/38	3 month CDOR	4.990	—	263
	560		05/30/13	4.955	3 month CDOR	—	5,237
	USD16,000	(a)	12/19/12	5.000	3 month LIBOR	(174,657)	299,787
	3,800	(a)	12/19/14	3 month LIBOR	5.000	30,552	(39,447)
Barclays Bank PLC	EUR 7,910	(a)	12/19/09	6 month EURO	4.500	73,026	(59,617)
	670	(a)	12/19/12	4.500	6 month EURO	1,227	(3,363)
	200	(a)	12/19/17	6 month EURO	4.500	9,700	(6,080)
	330	(a)	12/19/17	4.500	6 month EURO	4,022	1,951
	730	(a)	12/19/37	6 month EURO	4.500	35,575	15,271
	290	(a)	12/19/37	4.500	6 month EURO	(29,084)	9,025
	GBP 1,410	(a)	12/19/12	6 month BP	5.750	6,725	(29,524)
	1,280	(a)	12/19/12	5.750	6 month BP	(19,939)	40,636
	290	(a)	12/19/37	4.750	6 month BP	(7,211)	(598)
	150	(a)	12/19/37	6 month BP	4.750	7,138	(2,885)
	SEK 4,000	(a)	12/19/12	4.500	3 month STIB	(7,985)	615
	15,000	(a)	12/19/17	3 month STIB	4.500	65,985	(4,935)
	5,000	(a)	12/19/17	4.500	3 month STIB	(21,089)	739
	USD 170	(a)	12/19/12	3 month LIBOR	5.000	(622)	(708)
	USD 300	(a)	12/19/12	5.000	3 month LIBOR	(7,874)	10,220
Bear Stearns & Co., Inc.	USD 4,400		08/20/12	3 month LIBOR	5.282	—	(129,460)
	14,800	(a)	12/19/12	3 month LIBOR	5.000	(67,316)	(48,430)
	9,300	(a)	12/19/12	5.000	3 month LIBOR	(125,097)	197,830
	10,100	(a)	12/19/14	3 month LIBOR	5.000	18,644	(42,284)
	15,900	(a)	12/19/14	5.000	3 month LIBOR	(401,600)	438,815
	300	(a)	12/19/17	5.250	3 month LIBOR	5,114	—
	300	(a)	12/19/27	3 month LIBOR	5.250	447	—
	2,100	(a)	12/19/37	5.250	3 month LIBOR	(146,071)	114,473
Citibank NA	GBP 750	(a)	12/19/10	5.750	6 month BP	2,628	1,430
	EUR 950	(a)	12/19/17	4.500	6 month EURO	(20,725)	3,530
	1,150	(a)	12/19/37	4.500	6 month EURO	(94,127)	14,585
	GBP 2,830	(a)	12/19/12	5.750	6 month BP	(1,735)	47,498
	570	(a)	12/19/12	6 month BP	5.750	24,038	(33,261)
	160	(a)	12/19/37	4.750	6 month BP	(11,272)	6,736
	550	(a)	12/19/37	6 month BP	4.750	33,352	(17,758)
	JPY124,000	(a)	12/19/12	6 month JYOR	1.500	10,625	(20,687)
	86,000	(a)	12/19/12	1.500	6 month JYOR	5,075	1,929
	658,000	(a)	12/19/14	6 month JYOR	1.750	(9,283)	(76,651)
	411,000	(a)	12/19/14	1.750	6 month JYOR	(2,013)	55,689
	213,000		12/20/16	6 month JYOR	1.872	—	(34,333)
	106,000	(a)	12/19/17	2.000	6 month JYOR	(12,047)	28,253
CSFB International London	EUR 4,970	(a)	12/19/09	6 month EURO	4.500	44,459	(36,033)
	8,780	(a)	12/19/09	4.500	6 month EURO	(41,409)	26,524
	270	(a)	12/19/12	4.500	6 month EURO	(4,436)	3,576
	1,100	(a)	12/19/12	6 month EURO	4.500	8,844	(5,337)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

CSFB International London	EUR 4,480	(a)	12/19/17	6 month EURO	4.500%	$188,201	$(107,113)
	4,130	(a)	12/19/17	4.500%	6 month EURO	(156,479)	81,727
	2,500	(a)	12/19/37	4.500	6 month EURO	(229,482)	56,566
	EUR 1,800	(a)	12/19/37	6 month EURO	4.500	206,971	(82,470)
	GBP 60	(a)	12/19/12	6 month BP	5.750	(548)	(422)
	350	(a)	12/19/37	6 month BP	4.750	16,789	(6,865)
	SEK 1,700	(a)	12/19/12	3 month STIB	4.500	3,031	101
	5,300	(a)	12/19/12	4.500	3 month STIB	(13,595)	3,829
	2,000	(a)	12/19/17	4.500	3 month STIB	(12,136)	3,996
	USD 100	(a)	12/19/12	5.000	3 month LIBOR	(2,324)	3,106
Deutsche Bank AG	AUD 2,010	(a)	12/19/12	6.500	6 month BBSW	(24,372)	(34,944)
	1720	(a)	12/19/12	6 month BBSW	6.500	28,461	22,298
	CAD 1,660	(a)	12/19/12	4.500	3 month CDOR	(22,666)	5,418
	EUR 4,100	(a)	12/19/09	4.500	6 month EURO	5,645	(4,974)
	2,490	(a)	12/19/17	4.500	6 month EURO	(45,942)	5,579
	270	(a)	12/19/37	4.500	6 month EURO	(18,838)	162
	JPY661,000	(a)	12/19/14	1.75	6 month JYOR	29,516	65,189
	118,000	(a)	12/19/17	6 month JYOR	2.000	16,888	(37,713)
	SEK 1,000	(a)	12/19/17	4.500	3 month STIB	(2,635)	(1,435)
	18,000	(a)	12/19/17	3 month STIB	4.500	58,745	14,516
	USD11,090	(a)	12/19/12	5.000	3 month LIBOR	(149,434)	236,166
	940	(a)	12/19/12	3 month LIBOR	5.000	19,738	(27,088)
	600	(a)	12/19/17	5.250	3 month LIBOR	9,540	—
	600	(a)	12/19/27	3 month LIBOR	5.250	1,245	—
	700	(a)	12/19/37	5.250	3 month LIBOR	(65,593)	55,061
JPMorgan Securities, Inc.	JPY 208,000		12/20/16	6 month JYOR	1.719	—	(4,044)
	USD 5,000	(a)	12/19/12	3 month LIBOR	5.000	(23,087)	(16,018)
	3,900	(a)	12/19/12	5.000	3 month LIBOR	(100,534)	131,035
	11,100	(a)	12/19/14	3 month LIBOR	5.000	13,819	(39,800)
	19,300	(a)	12/19/14	5.000	3 month LIBOR	(779,527)	824,701
Merrill Lynch Capital Markets	CAD 270	(a)	12/19/12	4.500	3 month CDOR	(2,692)	(114)
	GBP 160	(a)	12/19/37	6 month BP	4.750	7,793	(3,256)
Morgan Stanley Capital Services, Inc.	GBP 90	(a)	12/19/12	6 month BP	5.750	(583)	(872)
	JPY 207,000		12/20/16	6 month JYOR	1.728	—	(5,355)
The Royal Bank of Scotland	GBP 410	(a)	12/19/10	5.75	6 month BP	3,516	(1,298)
UBS AG London	AUD 70	(a)	12/19/12	6 month BBSW	6.500	1,436	630
	220	(a)	12/19/12	6.500	6 month BBSW	(4,986)	(1,507)
	EUR 50	(a)	12/19/12	4.500	6 month EURO	(151)	(9)
	640	(a)	12/19/12	6 month EURO	4.500	(6,033)	8,072
	GBP 1,590	(a)	12/19/10	6 month BP	5.750	(1,869)	(6,732)
	430	(a)	12/19/10	5.750	6 month BP	(4,886)	7,212
	100	(a)	12/19/12	6 month BP	5.750	(1,845)	228
	1,350	(a)	12/19/12	5.750	6 month BP	26,651	(4,817)
	JPY 24,000	(a)	12/19/12	6 month JYOR	1.500	49	(1,807)
	200,000	(a)	12/19/12	1.500	6 month JYOR	5,169	10,010
	129,000	(a)	12/19/14	1.750	6 month JYOR	9,942	6,905
	SEK 1,000	(a)	12/19/12	4.500	3 month STIB	(2,071)	228
	3,000	(a)	12/19/17	4.500	3 month SKOF	(20,678)	8,468

TOTAL						$(1,859,433)	$1,889,363

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates
		Amount	Paid by	Termination	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	Loss

Protection Purchased:
Deutsche Bank Securities, Inc.	Argentine Republic
	8.280%, 12/31/33	$400,000	4.984%	09/20/12	$(26,516)
	8.280%, 12/31/33	410,000	4.786	09/20/12	(23,431)
JPMorgan Securities, Inc.	Argentine Republic
	8.280%, 12/31/33	360,000	5.055	09/20/12	(24,942)

TOTAL					$(74,889)

TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain (Loss)

Banc of America Securities LLC	$2,400	01/02/08	$(16,448)
	3,000	01/31/08	(33,227)
	8,000	02/04/08	43,835
	2,000	03/04/08	925
DMG & Partners	3,000	12/04/07	(34,001)
	4,000	02/04/08	5,379
JPMorgan Securities, Inc.	1,000	11/02/07	(10,989)
	200	01/02/08	2,874
	7,000	02/04/08	(2,926)

TOTAL			$(44,578)

The fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.

Investment Abbreviations:
AUD	—	Australian Dollar
BBSW	—	Australian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CAD	—	Canadian Dollar
CDOR	—	Canadian Dollar Offered Rate
CMBS	—	Commercial Mortgage-Backed Securities
EUR	—	Euro Currency
EURO	—	Euro Offered Rate
GBP	—	British Pound
JPY	—	Japanese Yen
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
SEK	—	Swedish Krona
STIB	—	Stockholm Interbank Offered Rate
USD	—	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
October 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
WRITTEN OPTIONS ON FUTURES CONTRACTS — For the period ended October 31, 2007, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding October 31, 2006	—	$—

Contracts written	7	—

Contracts Outstanding October 31, 2007	7	$—

At October 31, 2007, the Fund had outstanding written options as follows:

	Exercise	Number of
Call Options	Rate	Contracts	Expiration Month	Value

U.K. 3 Month Sterling (Premiums Received: $—)	$94	7	December 2007	$—

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2007, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Government Income	$107,100,000

U.S. Mortgages	118,000,000

Core Fixed Income	339,600,000

Investment Grade Credit	10,600,000

Core Plus Fixed Income	6,700,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	4.93%	11/01/07	$2,500,342,361

Banc of America Securities LLC	4,000,000,000	4.93	11/01/07	4,000,547,778

Barclays Capital PLC	2,100,000,000	4.92	11/01/07	2,100,287,000

Barclays Capital PLC	500,000,000	4.93	11/01/07	500,068,472

Bear Stearns	250,000,000	4.95	11/01/07	250,034,375

Citigroup Global Markets, Inc.	3,000,000,000	4.95	11/01/07	3,000,412,500

Credit Suisse Securities (USA) LLC	2,000,000,000	4.96	11/01/07	2,000,275,556

Deutsche Bank Securities, Inc	3,000,000,000	4.92	11/01/07	3,000,410,000

Deutsche Bank Securities, Inc.	1,000,000,000	4.93	11/01/07	1,000,136,944

Deutsche Bank Securities, Inc.	1,000,000,000	4.95	11/01/07	1,000,137,500

Greenwich Capital Markets	1,000,000,000	4.95	11/01/07	1,000,137,500

Lehman Brothers Holdings, Inc.	1,000,000,000	4.90	11/01/07	1,000,136,111

Merrill Lynch	1,500,000,000	4.93	11/01/07	1,500,205,417

Morgan Stanley & Co.	1,000,000,000	4.93	11/01/07	1,000,136,944

UBS Securities LLC	1,000,000,000	4.92	11/01/07	1,000,136,667

Wachovia Bank	250,000,000	4.93	11/01/07	250,034,236

TOTAL				$25,103,439,361

At October 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 4.400% to 5.820%, due 07/23/08 to 07/26/32; Federal Home Loan Bank, 0.000% to 6.640%, due 11/02/07 to 05/15/24; Federal Home Loan Mortgage Association, 0.000% to 11.000%, due 11/19/07 to 10/01/37; Federal National Mortgage Association, 0.000% to 10.500%, due 11/07/07 to 10/01/47 and Government National Mortgage Association, 6.000%, due 02/15/33. The aggregate market value of the collateral, including accrued interest, was $25,696,700,613.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FUNDS
Statements of Assets and Liabilities
October 31, 2007

Government
Income Fund

Assets:

Investments in securities, at value (identified cost $770,771,364, $814,646,438, $2,237,671,364, $248,785,896 and $103,021,607, respectively)(a)	$770,342,870
Repurchase agreement, at value which equals cost	107,100,000
Securities lending collateral, at value which equal cost	40,390,965
Cash(b)	11,994,156
Foreign currencies, at value (identified cost $0, $0, $240, $0 and $296,523, respectively)	—
Receivables:
Investment securities sold, at value	13,705,609
Interest, at value	4,594,077
Fund shares sold	4,551,931
Due from broker-variation margin	—
Reimbursement from investment adviser	120,543
Premium for swaps purchased	—
Securities lending income	21,247
Unrealized gain on forward foreign currency exchange contracts, at value	—
Swap contracts, at value (includes upfront payments made (received) of ($7,586,853), ($1,319,063), $0, $0 and (884,614), respectively)	2,447,990
Deferred offering cost	—
Other assets, at value	1,452

Total assets	955,270,840

Liabilities:

Payables:
Payable upon return of securities loaned	40,390,965
Investment securities purchased	30,096,203
Fund shares repurchased	4,085,937
Due to broker-variation margin	1,222,690
Amounts owed to affiliates	619,012
Income distribution	566,749
Premium for swaps sold	128,797
Unrealized loss on forward foreign currency exchange contracts, at value	—
Swap contracts, at value (includes upfront payments received of $186,866, $1,106,422, $9,588,843, $262,373 and $974,819, respectively)	2,535,875
Accrued expenses and other liabilities	319,153

Total liabilities	79,965,381

Net Assets:

Paid-in capital	882,553,003
Accumulated undistributed (distribution in excess of) net investment income	1,915,675
Accumulated net realized loss on investments, futures, swaps and foreign currency related transactions	(16,943,424)
Net unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	7,780,205

NET ASSETS	$875,305,459

Net Assets:
Class A	$434,917,141
Class B	49,392,650
Class C	22,077,585
Institutional	323,764,443
Service	45,153,640
Separate Account Institutional Shares	—

Shares Outstanding:
Class A	29,410,020
Class B	3,339,862
Class C	1,493,740
Institutional	21,923,045
Service	3,059,683
Separate Account Institutional Shares	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	59,226,350

Net asset value, offering and redemption price per share:(c)
Class A	$14.79
Class B	14.79
Class C	14.78
Institutional	14.77
Service	14.76
Separate Account Institutional Shares	—

(a)	Includes loaned securities having a market value of $39,442,942, $2,299,666, $225,143,206, $0 and $0, for Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income Funds, respectively.
(b)	Includes restricted cash of $3,190,431, $2,951,042, $7,647,857, $1,087,233 and $1,583,962 relating to swap contracts for Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income Funds (NAV per share multiplied by 1.0471) is $15.49, $10.38, $10.32, $10.37 and $10.46, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/ MULTI SECTOR TAXABLE FUNDS

U.S. Mortgages	Core Fixed Income	Investment Grade	Core Plus Fixed
Fund	Fund	Credit Fund	Income Fund

$813,346,002	$2,230,862,163	$245,432,096	$102,936,259
118,000,000	339,600,000	10,600,000	6,700,000
2,362,500	230,541,434	—	—
3,105,959	9,210,777	1,052,725	2,649,446
—	254	—	297,205
691,714,455	36,899,726	930,784	10,296,254
2,381,218	16,639,777	3,544,089	581,434
1,413,510	3,429,519	748,019	726,147
276,055	—	—	—
69,665	—	50,014	181,402
—	—	235,796	44,388
1,068	82,209	—	—
—	10,846,279	—	419,589
1,403,690	15,057,799	1,192,451	1,403,254
—	—	—	2,492
14,249	40,157	4,512	4,173

1,634,088,371	2,893,210,094	263,790,486	126,242,043

2,362,500	230,541,434	—	—
936,072,243	68,010,357	3,312,148	10,398,552
12,909	3,214,704	6,837	718,621
—	756,414	36,954	1,080,798
197,274	1,151,662	77,127	92,814
484,092	3,810,577	232,770	53,624
214,783	8,336,986	—	16,195
—	11,242,323	220,326	544,520
903,607	9,097,798	910,225	1,492,791
182,651	322,286	128,120	261,987

940,430,059	336,484,541	4,924,507	14,659,902

694,706,135	2,567,128,464	265,293,218	115,501,894
(96,144)	1,417,302	52,088	328,928
(2,547,786)	(42,878,976)	(2,499,970)	(5,867,902)
1,596,107	31,058,763	(3,979,357)	1,619,221

$693,658,312	$2,556,725,553	$258,865,979	$111,582,141

$7,044,267	$798,222,619	$8,615,323	$53,541,345
—	20,736,082	—	15,077,077
—	23,007,764	—	11,798,276
153,795,038	1,684,860,528	10,893,323	31,155,050
—	29,898,560	—	10,393
532,819,007	—	239,357,333	—

710,493	80,925,236	870,202	5,357,097
—	2,093,583	—	1,509,901
—	2,321,419	—	1,181,523
15,487,806	170,170,339	1,098,135	3,118,901
—	3,018,165	—	1,041
53,671,856	—	24,151,049	—

69,870,155	258,528,742	26,119,386	11,168,463

$9.91	$9.86	$9.90	$9.99
—	9.90	—	9.99
—	9.91	—	9.99
9.93	9.90	9.92	9.99
—	9.91	—	9.99
9.93	—	9.91	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FUNDS
Statements of Operations
For the Period Ended October 31, 2007

Government
Income Fund

Investment income:

Interest (including securities lending income of $115,709, $18,750, $281,541, $0, and $0, respectively)	$34,787,826
Dividends from Underlying Funds	—

Total investment income	34,787,826

Expenses:

Management fees	3,717,686
Distribution and Service fees(b)	1,417,810
Amortization of offering costs	—
Transfer Agent fees(b)	737,942
Custody and accounting fees	216,589
Registration fees	91,196
Professional fees	84,722
Service share fees — Service Plan	82,227
Service share fees — Shareholder Administration Plan	82,227
Printing fees	37,059
Shareholder meeting proxy expense	22,006
Trustee fees	16,500
Other	117,180

Total expenses	6,623,144

Less — expense reductions	(606,393)

Net expenses	6,016,751

NET INVESTMENT INCOME	28,771,075

Realized and unrealized gain (loss) on investments, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	343,854
Capital gain distributions from Underlying Funds	—
Futures transactions	3,222,067
Swap contracts	(8,259,161)
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	7,578,387
Futures	39,612
Swap contracts	7,712,187
Translation of assets and liabilities denominated in foreign currencies	(351)

Net realized and unrealized gain (loss) on investments, futures, swaps and foreign currency related transactions	10,636,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,407,670

(a)	Commenced operations on November 30, 2006.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

									Separate Account
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Institutional

Government Income	$950,160	$290,473	$177,177	$565,765	$41,402	$26,123	$91,496	$13,156	$—
U.S. Mortgages	17,100	—	—	10,243	—	—	55,454	—	118,414
Core Fixed Income	1,848,738	213,675	224,832	1,106,655	32,155	33,567	604,105	16,087	—
Investment Grade Credit	17,664	—	—	10,469	—	—	2,032	—	87,389
Core Plus Fixed Income	55,951	55,320	44,683	30,585	7,284	5,938	20,304	1	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FUNDS

U.S. Mortgages	Core Fixed Income	Investment Grade	Core Plus Fixed
Fund	Fund	Credit Fund	Income Fund(a)

$22,961,742	$123,986,926	$13,764,467	$4,191,996
—	—	—	89,813

22,961,742	123,986,926	13,764,467	4,281,809

1,766,045	8,735,012	922,468	368,281
17,100	2,287,245	17,664	155,954
—	—	—	125,678
184,111	1,792,569	99,890	64,112
169,672	248,329	74,214	112,985
43,071	106,001	34,113	112,270
80,544	152,894	84,728	94,414
36,369	100,545	3,036	10
36,369	100,545	3,036	10
38,252	93,466	41,941	48,847
11,509	45,880	11,570	11,462
16,500	16,500	16,500	14,931
19,440	146,049	9,308	30,327

2,418,982	13,825,035	1,318,468	1,139,281

(769,039)	(103,846)	(462,030)	(559,002)

1,649,943	13,721,189	856,438	580,279

21,311,799	110,265,737	12,908,029	3,701,530

2,952,424	(2,030,112)	(993,738)	445,476
—	—	—	17,610
(835,790)	7,440,067	637,123	(633,974)
(2,799,068)	(28,116,979)	1,364,551	(1,800,814)
—	2,982,169	(318,406)	210,011
(80,067)	(11,687,129)	(2,602,387)	1,519,394
311,904	2,648,811	(152,444)	65,441
3,259,325	34,833,155	369,752	1,769,895
(340)	539,976	(191,085)	(130,767)

2,808,388	6,609,958	(1,886,634)	1,462,272

$24,120,187	$116,875,695	$11,021,395	$5,163,802

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FUNDS
Statements of Changes in Net Assets

	Government Income Fund		U.S. Mortgages Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

From operations:

Net investment income	$28,771,075	$31,518,636	$21,311,799	$22,135,388
Net realized gain (loss) on investment, futures, swaps and foreign currency related transactions	(4,693,240)	(14,124,908)	(682,434)	(342,237)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	15,329,835	11,340,934	3,490,822	5,107,390

Net increase in net assets resulting from operations	39,407,670	28,734,662	24,120,187	26,900,541

Distributions to shareholders:

From net investment income
Class A Shares	(15,164,674)	(24,629,669)	(325,116)	(327,343)
Class B Shares	(929,692)	(650,709)	—	—
Class C Shares	(571,212)	(542,468)	—	—
Institutional Shares	(9,933,380)	(4,808,529)	(7,058,792)	(4,165,860)
Service Shares	(1,269,402)	(711,718)	—	—
Separate Account Institutional Shares	—	—	(15,163,742)	(17,156,726)
From net realized gains
Class A Shares	—	(160,181)	—	—
Class B Shares	—	(5,062)	—	—
Class C Shares	—	(3,803)	—	—
Institutional Shares	—	(12,822)	—	—
Service Shares	—	(3,776)	—	—
From Capital
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	(27,868,360)	(31,528,737)	(22,547,650)	(21,649,929)

From share transactions:

Net proceeds from sales of shares	515,906,529	490,086,040	379,310,165	293,021,211
Proceeds received in connection with merger	191,467,247	—	—	—
Reinvestment of dividends and distributions	22,514,819	28,194,885	18,414,913	18,063,365
Cost of shares repurchased	(504,773,300)	(727,312,932)	(138,044,541)	(353,767,406)

Net increase (decrease) in net assets resulting from share transactions	225,115,295	(209,032,007)	259,680,537	(42,682,830)

TOTAL INCREASE (DECREASE)	236,654,605	(211,826,082)	261,253,074	(37,432,218)

Net assets:

Beginning of year	638,650,854	850,476,936	432,405,238	469,837,456

End of year	$875,305,459	$638,650,854	$693,658,312	$432,405,238

Accumulated undistributed (distribution in excess of) net investment income	$1,915,675	$2,438,600	$(96,144)	$889,846

(a)	Commenced operations on November 30, 2006.
(b)	Net of $913 is redemption fees.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FUNDS

				Core Plus Fixed
Core Fixed Income Fund		Investment Grade Credit Fund		Income Fund(a)

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007

$110,265,737	$97,632,224	$12,908,029	$11,221,247	$3,701,530

(19,724,855)	(30,351,124)	689,530	(3,970,304)	(1,761,691)

26,334,813	37,147,203	(2,576,164)	3,469,449	3,223,963

116,875,695	104,428,303	11,021,395	10,720,392	5,163,802

(32,109,154)	(27,592,559)	(343,303)	(173,533)	(962,158)
(761,061)	(809,299)	—	—	(201,220)
(807,123)	(683,475)	—	—	(161,994)
(70,984,275)	(59,364,208)	(267,488)	(173,199)	(2,313,517)
(1,657,481)	(1,497,789)	—	—	(158)
—	—	(11,567,094)	(10,283,179)	—

—	(4,057,820)	—	—	—
—	(173,446)	—	—	—
—	(143,326)	—	—	—
—	(6,915,957)	—	—	—
—	(198,051)	—	—	—

—	(666,129)	—	—	—
—	(19,538)	—	—	—
—	(16,500)	—	—	—
—	(1,433,147)	—	—	—
—	(36,159)	—	—	—

(106,319,094)	(103,607,403)	(12,177,885)	(10,629,911)	(3,639,047)

955,886,546	1,051,438,670	82,437,849	68,516,397	113,526,251
93,427,679	230,276,588	—	—	107,923,394
69,594,888	70,943,055	9,674,188	8,219,129	3,161,540
(937,095,681)	(829,727,761)	(44,948,140)	(63,423,525)	(114,553,799	)(b)

181,813,432	522,930,552	47,163,897	13,312,001	110,057,386

192,370,033	523,751,452	46,007,407	13,402,482	111,582,141

2,364,355,520	1,840,604,068	212,858,572	199,456,090	—

$2,556,725,553	$2,364,355,520	$258,865,979	$212,858,572	$111,582,141

$1,417,302	$(3,125,486)	$52,088	$277,965	$328,928

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. The Trust includes Goldman Sachs Government Income Fund (“Government Income”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit”) and Goldman Sachs Core Plus Fixed Income Fund (“Core Plus Fixed Income”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio of the Trust. U.S. Mortgages and Investment Grade Credit offer three classes of shares — Class A, Institutional and Separate Account Institutional. Government Income, Core Fixed Income and Core Plus Fixed Income offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the funds charge a maximum initial sales charge of 4.50%. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for Government Income, Core Fixed Income and Core Plus Fixed Income. The Class C Shares of Government Income, Core Fixed Income and Core Plus Fixed Income have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service and Separate Account Institutional Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
     In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector, significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation, and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bear its respective class-specific Transfer Agency fees. Class A and Institutional shareholders of U.S. Mortgages and Investment Grade Credit bear their respective class specific Account Services fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income record realized gains or losses at the time a forward contract is offset by entry into a closing

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2007, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool-stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
J. Options — The Funds may write and/or purchase call and put options on futures, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a future may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to a Fund.
K. Redemption Fees — Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis.
L. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
M. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
N. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
O. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss on the termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains on swaps in the Statements of Operations.
P. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (TIPS), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (CPIU). The adjustments to principal due to inflation are reflected as interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds. Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended October 31, 2007, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
					Effective
	Up to	Next	Over	Effective	Net Management
Fund	$1 billion	$1 billion	$2 billion	Rate	Rate (After Waivers)

Government Income	0.54%	0.49%	0.47%	0.54%	0.54%

U.S. Mortgages	0.40	0.36	0.34	0.40	0.33*

Core Fixed Income	0.40	0.36	0.34	0.37	0.37

Investment Grade Credit	0.40	0.36	0.34	0.40	0.33*

Core Plus Fixed Income	0.45	0.41	0.39	0.45	0.45

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective fee of 0.33% as an annual percentage rate of average daily net assets each of U.S. Mortgages and Investment Grade Credit.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the average daily net assets of U.S. Mortgages and Investment Grade Credit attributable to Class A Shares and 0.25%, 0.75% and 0.75% of the average daily net assets of Government Income, Core Fixed Income and Core Plus Fixed Income attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and C Shares of Government Income, Core Fixed Income and Core Plus Fixed Income.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended October 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Government Income	$33,200	$200	$600

U.S. Mortgages	400	—	—

Core Fixed Income	128,300	—	3,100

Investment Grade Credit	1,600	—	—

Core Plus Fixed Income	12,800	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Separate Account

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
Institutional (U.S. Mortgages and Investment Grade Credit only), Institutional and Services Shares (Government Income, Core Fixed Income and Core Plus Fixed Income only). For the year ended October 31, 2007 Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of U.S. Mortgages and Investment Grade Credit. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Prior to July 2, 2007, this fee as a percentage of the average daily net assets was 0.16% for Class A, Class B, and Class C Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of Government Income, Core Fixed Income and Core Plus Fixed Income, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares. The Trust, on behalf of Class A and Institutional Class Shares of U.S. Mortgages and Investment Grade Credit Funds, has adopted Account Service Plans. Under these plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of U.S. Mortgages and Investment Grade Credit Funds attributable to Class A and Institutional Class Shares.
E. Other Agreements — GSAM has also voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended October 31, 2007, the Other Expenses limitations for Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.104%, 0.004% and 0.004%, respectively.
     For the period ended October 31, 2007, GSAM and Goldman Sachs have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the period ended October 31, 2007, expense reductions were as follows (in thousands):

	Fee Waivers			Fee Credits

			Other	Custody		Total
	Management	Transfer	Expense	Fee	Transfer	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions	Agent Fee	Reductions

Government Income	—	—	$536	$49	$21	$606

U.S. Mortgages	$309	$87	350	23	—	769

Core Fixed Income	—	—	—	63	41	104

Investment Grade Credit	161	45	252	4	—	462

Core Plus Fixed Income	—	—	536	23	—	559

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     At October 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Government Income	$397	$154	$68	$619

U.S. Mortgages	184	1	12	197

Core Fixed Income	799	204	149	1,152

Investment Grade Credit	70	2	5	77

Core Plus Fixed Income	48	35	10	93

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2007, was as follows:

				Sales and
			Sales and	Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

Government Income	$840,980,081	$133,548,756	$794,068,345	$73,291,073

U.S. Mortgages	3,050,464,954	180,555,852	2,763,989,087	61,671,419

Core Fixed Income	3,032,243,809	622,178,785	3,105,662,685	445,803,030

Investment Grade Credit	48,392,674	164,272,321	47,719,624	113,702,323

Core Plus Fixed Income	230,637,688	60,347,025	286,017,409	12,661,477

     For the period ended October 31, 2007, Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit and Core Plus Fixed Income paid commissions of approximately $97,400, $31,100, $284,600, $15,500 and $18,300, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
5. SECURITIES LENDING
Securities Lending — The Funds may lend their securities through a securities lending agent, State Street Securities Finance (“SSSF”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Trust’s Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Securities Lending Quality Trust, a New Hampshire investment trust. The Securities Lending Quality Trust is exempt from registration under Section 3 (c)(7) of the Act and is managed by State Street Global Advisors (“SSgA”). The Securities Lending Quality Trust

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
5. SECURITIES LENDING (continued)
is managed consistently with the objectives of providing liquidity and preserving capital while investing in high-quality instruments and offering competitive returns. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSSF receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended October 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:

	Government	U.S.	Core Fixed	Investment	Core Plus
	Income	Mortgages	Income	Grade Credit	Fixed Income

Distributions paid from:
Ordinary Income	$27,868,360	$22,547,650	$106,319,094	$12,177,885	$3,639,047

Total taxable distributions	$27,868,360	$22,547,650	$106,319,094	$12,177,885	$3,639,047

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	Government	U.S.	Core Fixed	Investment	Core Plus
	Income	Mortgages	Income	Grade Credit	Fixed Income

Distributions paid from:
Ordinary Income	$31,528,737	$21,649,929	$96,989,608	$10,629,911	—
Net long-term capital gains	—	—	$4,446,322	—	—

Total taxable distributions	$31,528,737	$21,649,929	$101,435,930	$10,629,911	—
Total return on capital	—	—	$2,171,473	—	—

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     As of October 31, 2007, the components of accumulated losses on a tax basis were as follows:

	Government	U.S.	Core Fixed	Investment	Core Plus
	Income	Mortgages	Income	Grade Credit	Fixed Income

Undistributed ordinary income — net	$931,048	$547,008	$3,187,541	$141,582	$396,267
Capital loss carryforward[1]
Expiring 2010	—	—	(70,328)	—	—
Expiring 2011	(22,367)	—	—	—	—
Expiring 2012	(214,092)	—	(222,752)	—	(162,422)
Expiring 2013	(1,027,371)	(936,118)	(190,504)	—	(1,203,944)
Expiring 2014	(11,990,358)	(978,868)	(22,352,233)	(2,649,569)	(2,336,321)
Expiring 2015	(2,977,115)	(661,618)	(16,257,661)	—	(2,064,086)

Total capital loss carryforward[2]	(16,231,303)	(2,576,604)	(39,093,478)	(2,649,569)	(5,766,773)

Timing differences (income distribution, payable, swap receivable, straddles)	(1,459,753)	(866,392)	(9,133,168)	(309,819)	(95,494)
Unrealized gains (losses) — net	9,512,464	1,848,165	34,636,194	(3,609,433)	1,546,247

Total accumulated losses — net	$(7,247,544)	$(1,047,823)	$(10,402,911)	$(6,427,239)	$(3,919,753)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the code.
[2]	The Investment Grade Credit Fund utilized $1,460,391 of capital losses in the current fiscal year.
     At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Government	U.S.	Core Fixed	Investment	Core Plus
	Income	Mortgages	Income	Grade Credit	Fixed Income

Tax Cost	$916,007,205	$934,785,905	$2,802,768,459	$259,388,740	$109,726,905

Gross unrealized gain	5,907,232	2,551,320	13,725,567	2,325,038	678,940
Gross unrealized loss	(4,080,602)	(3,628,723)	(15,490,429)	(5,681,682)	(769,586)

Net unrealized security gain (loss)	$1,826,630	$(1,077,403)	$(1,764,862)	$(3,356,644)	$(90,646)

Net unrealized gain (loss) on other investments	7,685,834	2,925,568	36,401,056	(252,789)	1,636,893

Net unrealized gain (loss)	$9,512,464	$1,848,165	$34,636,194	$(3,609,433)	$1,546,247

     The differences between book and tax basis gains (losses) is attributable to net mark-to-market gains (losses) on section 1256 futures and foreign currency contracts, wash sales, differences related to the tax treatment of partnership investments and market discount accretion and premium amortization.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
7. TAX INFORMATION (continued)
     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of foreign currency, swap transactions, consent fee reclasses, capital loss carryforwards assumed in the reorganization and tax treatment of certain bonds.

			Accumulated
			Undistributed
			(Distribution in
		Accumulated	Excess of)
	Paid-In-	Net Realized	Net Investment
	Capital	Gain (Loss)	Income

Government Income	$1,201,728	$223,912	$(1,425,640)

U.S. Mortgages	—	(249,861)	249,861

Core Fixed Income	722,091	(1,318,236)	596,145

Investment Grade Credit	—	956,021	(956,021)

Core Plus Fixed Income	3,839,766	(4,106,211)	266,445

8. OTHER MATTERS
Fund’s Concentration — As of October 31, 2007, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Service Shares of the Core Plus Fixed Income Fund.
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Government Securities Fund by the Government Income Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Government Securities Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Government Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Government Income Class A/AXA Enterprise Government Securities Class A	6,461,281	$93,107,147	7,706,071

Government Income Class B/AXA Enterprise Government Securities Class B	2,505,840	36,109,241	2,994,225

Government Income Class C/AXA Enterprise Government Securities Class C	721,863	10,394,862	861,769

Government Income Institutional Class/AXA Enterprise Government Securities Class Y	3,603,605	51,855,997	4,300,003

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryfowards may be limited under the Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Immediately	Acquired Fund’s	Acquired Fund’s
Survivor/	before	before	after	Unrealized	Capital Loss
Acquired Fund	acquisition	acquisition	acquisition	Depreciation	Carryforward

Government Income/AXA Enterprise Government Securities	$579,397,205	$191,467,247	$770,864,452	$(5,226,858)	$(1,329,091)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Core Bond Fund by the Core Plus Fixed Income Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multimanager Core Bond Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Core Plus Fixed Income Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Core Plus Fixed Income Class A/AXA Enterprise Multimanager Core Bond Class A	3,094,089	$30,260,288	3,168,607

Core Plus Fixed Income Class A/AXA Enterprise Multimanager Core Bond Class P	578,343	5,656,165	592,910

Core Plus Fixed Income Class B/AXA Enterprise Multimanager Core Bond Class B	1,645,941	16,080,867	1,687,728

Core Plus Fixed Income Class C/AXA Enterprise Multimanager Core Bond Class C	1,137,825	11,116,583	1,167,239

Core Plus Fixed Income Institutional Class/AXA Enterprise Multimanager Core Bond Class Y	4,581,724	44,809,491	4,692,118

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Immediately	Acquired Fund’s	Acquired Fund’s
Survivor/	before	Before	after	Unrealized	Capital Loss
Acquired Fund	acquisition	Acquisition	acquisition	Depreciation	Carryforward

Core Plus Fixed Income/AXA Enterprise Multi-Manager Core Bond	$75,344,672	$107,923,394	$183,268,066	$(1,604,742)	$(3,702,687)

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
8. OTHER MATTERS (continued)
     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the First Funds Agreement”) providing for the tax-free acquisition of the First Funds Intermediate Bond Portfolio by the Core Fixed Income Fund. On April 7, 2006, the Board of Trustees approved certain amendments to the First Funds Agreement. The acquisition was completed on June 5, 2006, as of the close of business June 2, 2006.
     Pursuant to the First Funds Agreement, the assets and liabilities of the First Funds Intermediate Bond Portfolio (“Acquired Fund”) Institutional Class, Class A, Class B and Class C were transferred into the Core Fixed Income (“Survivor Fund”) Institutional Class and Class A, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 2, 2006

Core Fixed Income Institutional Class/First Funds Intermediate Bond Portfolio Institutional Class	23,256,054	$225,816,117	22,869,788

Core Fixed Income Class A/First Fund Intermediate Bond Portfolio Class A	249,590	2,413,528	244,781

Core Fixed Income Class A/First Funds Intermediate Bond Portfolio Class B	32,136	310,758	31,472

Core Fixed Income Class A/First Funds Intermediate Bond Portfolio Class C	179,544	1,736,185	175,687

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation.

		Acquired Fund’s	Survivor Fund’s
	Survivor Fund’s	Aggregate	Aggregate
	Aggregate	Net Assets	Net Assets	Acquired Fund’s
	Net Assets Before	Before	Immediately	Unrealized
Survivor/Acquired Fund	Acquisition	Acquisition	After Acquisition	Depreciation

Core Fixed Income/First Funds Intermediate Bond Portfolio	$2,168,716,107	$230,276,588	$2,398,992,695	$(5,005,096)

     At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Signal Agreement”) providing for the tax-free acquisition of the Signal Income Fund into the Goldman Sachs Core Fixed Income Fund. The acquisition was completed on April 30, 2007, as of the close of business on April 27, 2007.
     Pursuant to the Signal Agreement, the assets and liabilities of the Signal Income Fund (“Acquired Fund”) Class A and Institutional Class were transferred into the Goldman Sachs Core Fixed Income Fund (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Core Fixed Income Class A/Signal Income Class A	23,514	$230,909	23,842

Core Fixed Income Institutional Class/Signal Income Institutional Class	9,461,522	93,196,770	9,622,019

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
		Acquired Fund’s	Aggregate
	Survivor Fund’s	Aggregate	Net Assets
	Aggregate	Net Assets	immediately	Acquired Fund’s	Acquired Fund’s
	Net Assets	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	before acquisition	acquisition	acquisition	Depreciation	Carryforward

Core Fixed Income/ Signal Income	$2,284,620,154	$93,427,679	$2,378,047,833	$(847,168)	$(531,167)

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Funds’ net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds’ will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual reports. GSAM does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is ongoing, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, determined not to retain Ernst & Young LLP and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP. For the years ended October 31, 2006 and October 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.
10. SUBSEQUENT EVENT
On December 13, 2007, the Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from October 31 to March 31, for fiscal year 2008.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Government Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,100,966	$162,432,495	19,006,196	$276,486,239
Shares issued in connection with merger	6,461,281	93,107,147	—	—
Reinvestment of dividends and distributions	907,084	13,282,650	1,574,240	22,857,034
Shares converted from Class B(a)	169,233	2,476,331	71,331	1,040,729
Shares repurchased	(18,784,433)	(274,422,464)	(41,202,955)	(593,696,503)

	(145,869)	(3,123,841)	(20,551,188)	(293,312,501)

Class B Shares
Shares sold	346,259	5,066,836	131,172	1,901,404
Shares issued in connection with merger	2,505,840	36,109,241	—	—
Reinvestment of dividends and distributions	50,897	745,608	33,925	492,693
Shares converted to Class A(a)	(169,170)	(2,476,331)	(71,326)	(1,040,729)
Shares repurchased	(671,903)	(9,819,541)	(523,718)	(7,594,308)

	2,061,923	29,625,813	(429,947)	(6,240,940)

Class C Shares
Shares sold	421,417	6,171,113	273,958	3,976,041
Shares issued in connection with merger	721,863	10,394,862	—	—
Reinvestment of dividends and distributions	27,700	405,555	28,527	414,100
Shares repurchased	(834,233)	(12,213,059)	(429,252)	(6,230,332)

	336,747	4,758,471	(126,767)	(1,840,191)

Institutional Shares
Shares sold	20,699,664	302,101,078	13,235,776	192,106,435
Shares issued in connection with merger	3,603,605	51,855,997	—	—
Reinvestment of dividends and distributions	514,165	7,520,966	285,861	4,144,669
Shares repurchased	(12,930,210)	(188,808,003)	(7,659,473)	(111,004,132)

	11,887,224	172,670,038	5,862,164	85,246,972

Service Shares
Shares sold	2,751,222	40,135,007	1,077,215	15,615,921
Reinvestment of dividends and distributions	38,309	560,040	19,752	286,389
Shares repurchased	(1,335,251)	(19,510,233)	(605,504)	(8,787,657)

	1,454,280	21,184,814	491,463	7,114,653

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	15,594,305	$225,115,295	(14,754,275)	$(209,032,007)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

U.S. Mortgages Fund				Core Fixed Income Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

91,219	$901,860	74,629	$736,840	28,772,067	$281,982,501	33,915,411	$330,454,717
—	—	—	—	23,514	230,909	461,270	4,460,471
30,971	305,402	32,146	315,209	2,776,234	27,235,819	2,859,107	27,907,378
—	—	—	—	142,820	1,400,465	94,032	918,118
(115,990)	(1,148,045)	(208,971)	(2,050,018)	(23,569,984)	(230,861,469)	(31,237,706)	(304,040,411)

6,200	59,217	(102,196)	(997,969)	8,144,651	79,988,225	6,092,114	59,700,273

—	—	—	—	564,864	5,559,937	413,768	4,040,182
—	—	—	—	—	—	—	—
—	—	—	—	62,728	618,008	80,189	786,518
—	—	—	—	(142,240)	(1,400,465)	(93,649)	(918,118)
—	—	—	—	(720,795)	(7,082,601)	(1,008,157)	(9,859,452)

—	—	—	—	(235,443)	(2,305,121)	(607,849)	(5,950,870)

—	—	—	—	1,372,895	13,534,119	861,312	8,439,976
—	—	—	—	—	—	—	—
—	—	—	—	69,831	688,212	75,872	744,534
—	—	—	—	(1,243,093)	(12,247,048)	(1,179,491)	(11,563,276)

—	—	—	—	199,633	1,975,283	(242,307)	(2,378,766)

4,044,591	39,935,762	4,996,084	49,157,500	65,769,913	647,150,046	70,215,331	684,433,513
—	—	—	—	9,461,522	93,196,770	23,256,054	225,816,117
610,156	6,026,409	365,157	3,584,728	4,089,098	40,274,233	4,149,150	40,632,934
(1,019,855)	(9,997,982)	(1,103,686)	(10,910,941)	(67,274,876)	(661,743,156)	(50,393,455)	(494,390,692)

3,634,892	35,964,189	4,257,555	41,831,287	12,045,657	118,877,893	47,227,080	456,491,872

—	—	—	—	776,618	7,659,943	2,448,389	24,070,282
—	—	—	—	79,034	778,616	88,895	871,691
—	—	—	—	(2,561,838)	(25,161,407)	(1,010,620)	(9,873,930)

—	—	—	—	(1,706,186)	(16,722,848)	1,526,664	15,068,043

34,189,108	338,472,543	24,833,736	243,126,871	—	—	—	—
1,223,142	12,083,102	1,443,931	14,163,428	—	—	—	—
(12,826,049)	(126,898,514)	(34,651,048)	(340,806,447)	—	—	—	—

22,586,201	223,657,131	(8,373,381)	(83,516,148)	—	—	—	—

26,227,293	$259,680,537	(4,218,022)	$(42,682,830)	18,448,312	$181,813,432	53,995,702	$522,930,552

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Investment Grade Credit Fund

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	603,406	$5,994,828	122,758	$1,221,812
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	29,335	290,799	13,743	135,325
Shares converted from Class B(a)	—	—	—	—
Shares repurchased	(106,258)	(1,054,310)	(157,724)	(1,542,363)

	526,483	5,231,317	(21,223)	(185,226)

Institutional Shares
Shares sold	838,243	8,320,685	22,238	219,000
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	23,646	234,541	16,932	166,973
Shares repurchased	(96,478)	(953,900)	(72,211)	(705,458)

	765,411	7,601,326	(33,041)	(319,485)

Separate Account Institutional Shares
Shares sold	6,860,944	68,122,336	6,781,618	67,075,585
Reinvestment of dividends and distributions	921,386	9,148,848	803,525	7,916,831
Shares repurchased	(4,322,899)	(42,939,930)	(6,233,643)	(61,175,704)

	3,459,431	34,331,254	1,351,500	13,816,712

NET INCREASE	4,751,325	$47,163,897	1,297,236	$13,312,001

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2006.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS

	Core Plus Fixed Income Fund(b)

	For the Period Ended
	October 31, 2007

	Shares	Dollars

Class A Shares
Shares sold	3,097,810	$30,736,724
Shares issued in connection with merger	3,672,432	35,916,453
Reinvestment of dividends and distributions	87,947	873,409
Shares converted from Class B(a)	17,219	171,479
Shares repurchased	(1,518,311)	(15,004,556)

	5,357,097	52,693,509

Class B Shares
Shares sold	29,565	292,780
Shares issued in connection with merger	1,645,941	16,080,867
Reinvestment of dividends and distributions	18,359	182,178
Shares converted to Class A(a)	(17,235)	(171,479)
Shares repurchased	(166,729)	(1,650,419)

	1,509,901	14,733,927

Class C Shares
Shares sold	190,328	1,877,629
Shares issued in connection with merger	1,137,825	11,116,583
Reinvestment of dividends and distributions	13,798	136,957
Shares repurchased	(160,428)	(1,586,591)

	1,181,523	11,544,578

Institutional Shares
Shares sold	8,080,609	80,609,108
Shares issued in connection with merger	4,581,724	44,809,491
Reinvestment of dividends and distributions	198,883	1,968,839
Shares repurchased	(9,742,315)	(96,312,233)

	3,118,901	31,075,205

Service Shares
Shares sold	1,025	10,010
Reinvestment of dividends and distributions	16	157
Shares repurchased	—	—

	1,041	10,167

NET INCREASE	11,168,463	$110,057,386

GOLDMAN SACHS GOVERNMENT INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$14.64	$0.60	$0.13	$0.73	$(0.58)	$—	$(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (d)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (d)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (d)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39	0.33	0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46	0.33	0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37	0.34	0.71	(0.45)	(0.13)	(0.58)

2003 - A	14.95	0.41	0.05	0.46	(0.51)	(0.02)	(0.53)
2003 - B	14.95	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - C	14.94	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - Institutional	14.93	0.47	0.04	0.51	(0.57)	(0.02)	(0.59)
2003 - Service	14.92	0.41	0.04	0.45	(0.50)	(0.02)	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 117% for the year ended October 31, 2007 and 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$14.79	5.13%	$434,917	0.94%	4.11%	1.02%	4.03%	141%
14.79	4.34	49,393	1.69	3.44	1.77	3.36	141
14.78	4.35	22,078	1.69	3.37	1.77	3.29	141
14.77	5.45	323,764	0.58	4.49	0.66	4.41	141
14.76	5.00	45,154	1.08	3.99	1.16	3.91	141

14.64	4.40	432,762	0.95	3.77	1.04	3.68	766
14.64	3.62	18,713	1.70	3.03	1.79	2.94	766
14.63	3.63	16,931	1.70	3.04	1.79	2.95	766
14.63	4.86	146,784	0.58	4.18	0.67	4.09	766
14.61	4.27	23,461	1.08	3.67	1.17	3.58	766

14.57	0.80	729,958	0.97	2.83	1.07	2.73	256
14.57	0.04	24,882	1.72	2.08	1.83	1.97	256
14.56	0.11	18,692	1.72	2.08	1.83	1.97	256
14.55	1.26	60,747	0.58	3.20	0.69	3.08	256
14.54	0.69	16,198	1.08	2.74	1.18	2.64	256

15.00	4.99	494,883	0.98	2.60	1.17	2.41	609
15.00	4.21	32,782	1.73	1.93	1.92	1.74	609
14.99	4.14	20,778	1.73	1.91	1.92	1.72	609
14.98	5.35	69,770	0.58	3.12	0.77	2.93	609
14.98	4.90	9,467	1.08	2.55	1.27	2.36	609

14.88	3.11	358,058	0.99	2.78	1.18	2.59	520
14.88	2.34	44,120	1.74	2.06	1.93	1.87	520
14.87	2.34	23,720	1.74	2.05	1.93	1.86	520
14.85	3.60	151,111	0.59	3.16	0.78	2.97	520
14.85	3.01	10,491	1.09	2.72	1.28	2.53	520

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$9.90	$0.44	$0.04	$0.48	$(0.47)	$—	$(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)
FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional (commenced November 3, 2003)	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 380% for the year ended October 31, 2007 and 1442% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$9.91	4.96%	$7,044	0.78%	4.43%	0.94%	4.27%	610%
9.93	5.43	153,795	0.40	4.81	0.58	4.63	610
9.93	5.48	532,819	0.35	4.84	0.53	4.66	610

9.90	5.21	6,973	0.79	4.24	0.98	4.05	1,665
9.91	5.56	117,497	0.40	4.64	0.61	4.43	1,665
9.91	5.73	307,935	0.35	4.62	0.56	4.41	1,665

9.82	1.00	7,916	0.81	2.88	0.98	2.71	2,006
9.82	1.49	74,616	0.40	3.43	0.58	3.24	2,006
9.82	1.54	387,306	0.35	3.42	0.53	3.24	2,006

10.22	5.60	628	0.82 (d)	1.95 (d)	1.08 (d)	1.69 (d)	1,953
10.22	6.07	120,628	0.40 (d)	2.86 (d)	0.68 (d)	2.58 (d)	1,953
10.21	6.03	101,429	0.35 (d)	2.98 (d)	0.63 (d)	2.70 (d)	1,953

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$9.82	$0.44	$0.02	$0.46	$(0.42)	$—	—	$(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

2003 - A	10.07	0.40	0.28	0.68	(0.40)	(0.04)	—	(0.44)
2003 - B	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - C	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - Institutional	10.09	0.45	0.29	0.74	(0.44)	(0.04)	—	(0.48)
2003 - Service	10.09	0.40	0.29	0.69	(0.39)	(0.04)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 141% for the year ended October 31, 2007 and 516% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$9.86	4.84%	$798,223	0.80%	4.51%	0.81%	4.50%	166%
9.90	4.05	20,736	1.55	3.74	1.56	3.73	166
9.91	4.05	23,008	1.55	3.76	1.56	3.75	166
9.90	5.21	1,684,860	0.44	4.87	0.45	4.86	166
9.91	4.68	29,899	0.94	4.32	0.95	4.31	166

9.82	4.21	714,877	0.83	4.25	0.84	4.24	562
9.86	3.42	22,971	1.58	3.49	1.59	3.48	562
9.87	3.52	20,937	1.58	3.49	1.59	3.48	562
9.86	4.69	1,558,971	0.46	4.65	0.47	4.64	562
9.86	4.06	46,600	0.96	4.13	0.97	4.12	562

9.87	1.14	658,114	0.86	3.14	0.87	3.13	283
9.91	0.38	29,096	1.61	2.40	1.62	2.39	283
9.91	0.38	23,432	1.61	2.40	1.62	2.39	283
9.90	1.53	1,098,280	0.47	3.54	0.48	3.53	283
9.91	1.02	31,682	0.97	3.03	0.98	3.02	283

10.25	6.24	523,045	0.90	2.96	0.90	2.96	549
10.29	5.43	32,040	1.65	2.21	1.65	2.21	549
10.29	5.42	24,323	1.65	2.21	1.65	2.21	549
10.28	6.55	860,021	0.50	3.36	0.50	3.36	549
10.29	6.22	20,221	1.00	2.86	1.00	2.86	549

10.31	7.03	445,178	0.89	3.91	0.89	3.91	489
10.35	6.31	37,120	1.64	3.21	1.64	3.21	489
10.35	6.21	25,409	1.64	3.16	1.64	3.16	489
10.35	7.54	695,181	0.49	4.39	0.49	4.39	489
10.35	6.90	21,827	0.99	3.89	0.99	3.89	489

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	$9.95	$0.51	$(0.08)	$0.43	$(0.48)	$—	$(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)
FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for period less than one year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets,	Ratio of	net investment	total	net investment
Net asset		end of	net expenses	income	expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$9.90	4.44%	$8,615	0.79%	5.17%	0.97%	4.99%	74%
9.92	4.83	10,893	0.40	5.59	0.60	5.39	74
9.91	4.89	239,358	0.35	5.61	0.55	5.41	74

9.95	4.84	3,420	0.79	4.82	1.04	4.57	74
9.97	5.35	3,317	0.40	5.21	0.65	4.96	74
9.96	5.30	206,122	0.35	5.26	0.60	5.01	74

9.93	0.50	3,622	0.81	3.88	1.07	3.62	88
9.95	0.89	3,638	0.40	4.40	0.66	4.14	88
9.94	1.04	192,196	0.35	4.34	0.62	4.07	88

10.31	7.00	2,179	0.82 (c)	3.66 (c)	1.85 (c)	2.63 (c)	78
10.32	7.57	76	0.40 (c)	4.28 (c)	1.45 (c)	3.23 (c)	78
10.31	7.52	70,269	0.35 (c)	4.26 (c)	1.40 (c)	3.21 (c)	78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	loss	operations	income

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced November 30, 2006)	$10.00	$0.39	$(0.02)	$0.37	$(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	(0.21)	0.35	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	(0.21)	0.37	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods of less than one year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 312% for the period ended October 31, 2007.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(d)	net assets(d)	net assets(d)	net assets(d)	rate(c)

$9.99	3.93%	$53,541	0.83%	4.45%	1.51%	3.77%	350%
9.99	3.60	15,077	1.58	3.86	2.26	3.18	350
9.99	3.13	11,798	1.58	3.78	2.26	3.10	350
9.99	4.21	31,155	0.47	4.62	1.15	3.94	350
9.99	3.83	10	0.97	4.42	1.65	3.74	350

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single/ Multi-Sector Taxable Fixed Income Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund and Goldman Sachs Core Plus Fixed Income Fund, (collectively the “Goldman Sachs Single/ Multi-Sector Taxable Fixed Income Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Single/ Multi-Sector Taxable Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Core Plus Fixed Income Fund the financial statements of the Single/ Multi-Sector Taxable Fixed Income Funds as of October 31, 2006, and the financial highlights for each of the periods then ended and prior, were audited by other independent accountants, whose reported dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional, Service or Separate Account Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service and Separate Account Institutional Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Government Income Fund				U.S. Mortgages Fund				Core Fixed Income Fund				Investment Grade Credit Fund				Core Plus Fixed Income

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/01/07	10/31/07		10/31/07*	5/01/07	10/31/07		10/31/07*	5/01/07	10/31/07		10/31/07*	5/01/07	10/31/07		10/31/07*	5/01/07	10/31/07		10/31/07*

Class A
Actual	$1,000.00	$1,027.70		$4.74	$1,000.00	$1,024.10		$3.96	$1,000.00	$1,024.50		$4.07	$1,000.00	$1,012.60		$3.96	$1,000.00	$1,025.90		$4.22
Hypothetical 5% return	1,000.00	1,020.53	+	4.72	1,000.00	1,021.29	+	3.96	1,000.00	1,021.18	+	4.06	1,000.00	1,021.27	+	3.98	1,000.00	1,021.03	+	4.21

Class B
Actual	1,000.00	1,023.10		8.57	N/A	N/A		N/A	1,000.00	1,020.60		7.89	N/A	N/A		N/A	1,000.00	1,036.00		5.90
Hypothetical 5% return	1,000.00	1,016.74	+	8.55	N/A	N/A		N/A	1,000.00	1,017.40	+	7.87	N/A	N/A		N/A	1,000.00	1,012.56	+	5.84

Class C
Actual	1,000.00	1,023.20		8.57	N/A	N/A		N/A	1,000.00	1,020.60		7.88	N/A	N/A		N/A	1,000.00	1,021.00		8.06
Hypothetical 5% return	1,000.00	1,016.74	+	8.54	N/A	N/A		N/A	1,000.00	1,017.41	+	7.87	N/A	N/A		N/A	1,000.00	1,017.23	+	8.05

Institutional
Actual	1,000.00	1,028.90		2.95	1,000.00	1,025.90		2.07	1,000.00	1,026.30		2.29	1,000.00	1,014.50		2.10	1,000.00	1,027.00		2.40
Hypothetical 5% return	1,000.00	1,022.30	+	2.94	1,000.00	1,023.16	+	2.07	1,000.00	1,022.94	+	2.29	1,000.00	1,023.12	+	2.11	1,000.00	1,022.84	+	2.40

Separate Account Institutional
Actual	N/A	N/A		N/A	1,000.00	1,027.20		1.82	N/A	N/A		N/A	1,000.00	1,014.70		1.84	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,023.41	+	1.81	N/A	N/A		N/A	1,000.00	1,023.38	+	1.85	N/A	N/A		N/A

Service
Actual	1,000.00	1,026.40		5.51	N/A	N/A		N/A	1,000.00	1,023.70		4.83	N/A	N/A		N/A	1,000.00	1,038.30		3.63
Hypothetical 5% return	1,000.00	1,019.76	+	5.49	N/A	N/A		N/A	1,000.00	1,020.44	+	4.82	N/A	N/A		N/A	1,000.00	1,014.80	+	3.59

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/07 (except for Core Plus Fixed Income’s Class B and Service Shares which commenced on June 20, 2007.) Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional

Government Income	0.94%	1.69%	1.69%	0.58%	1.08%	N/A
U.S. Mortgages	0.78	N/A	N/A	0.40	N/A	0.35%
Core Fixed Income	0.80	1.55	1.55	0.44	0.94	N/A
Investment Grade Credit	0.79	N/A	N/A	0.40	N/A	0.35
Core Plus Fixed Income	0.83	1.58	1.58	0.47	0.97	N/A

+	Hypothetical expenses are based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
Background
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (i) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; and (j) reports on due diligence visits to outside service providers and the quality of services provided by the Funds’ unaffiliated service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreements and the current expense levels of the Funds.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreements for all of the Funds and the other mutual fund portfolios for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the applicable Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreements
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on each Fund’s investment performance was provided for one-, three-, five- and ten-year periods, to the extent that each Fund had been in existence for those periods, and since the commencement of each Fund’s investment operations. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors. The Trustees noted that the Core Plus Fixed Income Fund commenced operations on November 30, 2006, and concluded that the Core Plus Fixed Income Fund was providing acceptable performance to investors in light of its investment policies.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since inception) comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive a portion of its management fees for the U.S. Mortgages and Investment Grade Credit Funds.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Government Income Fund	0.54%	First $	1 Billion
	0.49	Next $	1 Billion
	0.47	Over $	2 Billion

U.S. Mortgages Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Core Fixed Income Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Investment Grade Credit Fund	0.40	First $	1 Billion
	0.36	Next $	1 Billion
	0.34	Over $	2 Billion

Core Plus Fixed Income	0.45	First $	1 Billion
	0.41	Next $	1 Billion
	0.39	Over $	2 Billion

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending and distribution services. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the applicable Funds in 2005.

GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE/MULTI SECTOR TAXABLE FIXED INCOME FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3170.MF	SMSTFIAR / 55.8K / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008